FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-184376-04

May 28, 2013
FREE WRITING PROSPECTUS STRUCTURAL AND COLLATERAL TERM SHEET $1,384,644,050 (Approximate Total Mortgage Pool Balance) $865,250,000 (Approximate Offered Certificates)
COMM 2013-CCRE8

Deutsche Mortgage & Asset Receiving Corporation
Depositor

German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
Natixis Real Estate Capital LLC
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities	Cantor Fitzgerald & Co.
Joint Bookrunning Managers and Co-Lead Managers
Natixis Securities Americas LLC	RBS	CastleOak Securities, L.P.
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE8 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated May 28, 2013, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1)(2):
Joint Bookrunner & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,384,644,050
Managers:	Cantor Fitzgerald & Co.	Number of Mortgage Loans:	59
Co-Managers:	Natixis Securities Americas LLC	Number of Mortgaged Properties:	94
	CastleOak Securities, L.P.	Average Mortgage Loan Cut-off Date Balance:	$23,468,543
	RBS Securities, Inc.	Average Mortgaged Property Cut-off Date Balance:	$14,730,256
Mortgage Loan Sellers:	German American Capital Corporation* (“GACC”)	Weighted Avg Mortgage Loan U/W NCF DSCR:	2.21x
	(56.7%), Cantor Commercial Real Estate Lending,	Range of Mortgage Loan U/W NCF DSCR:	1.22x – 4.75x
	L.P. (“CCRE”) (35.2%), Natixis Real Estate Capital	Weighted Avg Mortgage Loan Cut-off Date LTV:	58.9%
	LLC (“Natixis”) (8.2%)	Range of Mortgage Loan Cut-off Date LTV:	25.0% – 75.0%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Weighted Avg Mortgage Loan Maturity Date LTV:	49.8%
Master Servicer:	Midland Loan Services	Range of Mortgage Loan Maturity Date LTV:	25.0% – 67.1%
Operating Advisor:	Park Bridge Lender Services LLC	Weighted Avg U/W NOI Debt Yield:	11.5%
Special Servicer:	Midland Loan Services	Range of U/W NOI Debt Yield:	7.6% – 18.6%
Certificate Administrator:	Deutsche Bank Trust Company Americas	Weighted Avg Mortgage Loan
Trustee:	U.S. Bank, National Association	Original Term to Maturity (months):	115
Rating Agencies:	DBRS, Inc., Kroll Bond Rating Agency, Inc., Moody’s	Weighted Avg Mortgage Loan
	Investors Service, Inc.	Remaining Term to Maturity (months):	114
Determination Date:	The 6th day of each month, or if such 6th day is not a	Weighted Avg Mortgage Loan Seasoning (months):	1
	business day, the following business day,	% Mortgage Loans with Amortization for Full Term(3):	44.0%
	commencing in July 2013.	% Mortgage Loans with Partial Interest Only:	35.2%
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans with Full Interest Only(4):	20.9%
	each month, commencing July 2013.	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	94.2%
Cut-off Date:	Payment Date in June 2013 (or related origination	% Mortgage Loans with Upfront or
	date, if later). Unless otherwise noted, all Mortgage	Ongoing Replacement Reserves(5):	94.2%
	Loan statistics are based on balances as of the Cut-	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	47.2%
	off Date.	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	91.1%
Settlement Date:	On or about June 13, 2013	% Mortgage Loans with Upfront Engineering Reserves:	59.9%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,	% Mortgage Loans with Upfront or Ongoing Other Reserves:	74.4%
	with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be
(1)   With respect to the 375 Park Avenue loan, the Moffett Towers Phase II loan and Paramount Building loan, LTV, DSCR and Debt Yield calculations include all related pari passu companion loans.  With respect to the 375 Park Avenue loan and the 5-13 Witherspoon Street loan, LTV, DSCR and Debt Yield calculations do not include any related subordinate companion loans.
(2)   With respect to the 175 Park Avenue loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Stabilized” appraised value of $105.8 million.  With respect to the Arch Square loan, Cut-off Date LTV and Debt Yield have been calculated based on the mortgage loan balance net of a $2.83 million earnout reserve.
(3)   Amortizing through the maturity date.
(4)   Interest only through the maturity date.
(5)   Includes FF&E Reserves.
(6)   Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

	ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA
	eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	June 2046
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and
	in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE8 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (DBRS/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(4)	Principal Window (months)(4)	Certificate Principal to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class A-1	AAA(sf) / AAA(sf) / Aaa(sf)	$80,720,000	30.000%(3)	2.77	1 - 59	41.2%	16.4%
Class A-2	AAA(sf) / AAA(sf) / Aaa(sf)	$102,691,000	30.000%(3)	4.92	59 - 60	41.2%	16.4%
Class A-3	AAA(sf) / AAA(sf) / Aaa(sf)	$23,844,000	30.000%(3)	6.66	80 - 80	41.2%	16.4%
Class A-4	AAA(sf) / AAA(sf) / Aaa(sf)	$250,000,000	30.000%(3)	9.83	116 - 119	41.2%	16.4%
Class A-5	AAA(sf) / AAA(sf) / Aaa(sf)	$407,995,000	30.000%(3)	9.91	119 - 119	41.2%	16.4%
Class X-A(7)	AAA(sf) / AAA(sf) / Aaa(sf)	$1,126,754,000(8)	N/A	N/A	N/A	N/A	N/A

NON-OFFERED CERTIFICATES

Class(1)	Ratings (DBRS/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(4)	Principal Window (months)(4)	Certificate Principal to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class A-SBFL(9)	AAA(sf) / AAA(sf) / Aaa(sf)	$104,000,000	30.000%(3)	7.49	60 - 118	41.2%	16.4%
Class A-SBFX(9)	AAA(sf) / AAA(sf) / Aaa(sf)	$0	30.000%(3)	7.49	60 - 118	41.2%	16.4%
Class X–B(7)	AAA(sf) / AAA(sf) / Aa3(sf)	$81,347,000(8)	N/A	N/A	N/A	N/A	N/A
Class X–C(7)	AAA(sf) / NR / B3(sf)	$176,543,049(8)	N/A	N/A	N/A	N/A	N/A
Class A–M	AAA(sf) / AAA(sf) / Aaa(sf)	$157,504,000	18.625%	9.91	119 - 119	47.9%	14.1%
Class B	AA(sf) / AA-(sf) / Aa3(sf)	$81,347,000	12.750%	9.95	119 - 120	51.4%	13.2%
Class C	A(high)(sf) / A-(sf) / A3(sf)	$41,540,000	9.750%	9.99	120 - 120	53.2%	12.7%
Class D	BBB(sf) / BBB-(sf) / Baa3(sf)	$46,731,000	6.375%	10.12	120 - 124	55.1%	12.3%
Class E	BB(high)(sf) / BB(sf) / Ba2(sf)	$22,501,000	4.750%	10.33	124 - 124	56.1%	12.1%
Class F	B(high)(sf) / B(sf) / B2(sf)	$24,231,000	3.000%	10.33	124 - 124	57.1%	11.9%
Class G	NR / NR / NR	$41,540,049	0.000%	10.33	124 - 124	58.9%	11.5%
Class R	NR / NR / NR	N/A	N/A	N/A	N/A	N/A	N/A
Class LR	NR / NR / NR	N/A	N/A	N/A	N/A	N/A	N/A

(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A-3, Class A-4, Class A-5, Class A–SBFX, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates and the Class A-SB regular interest will equal one of the following per annum rates: (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate applicable to the Class A-SBFL Certificates will be equal to a LIBOR-based floating rate.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)	The initial subordination levels for the Class A–1, Class A–2, Class A-3, Class A-4, Class A-5, Class A-SBFL and Class A-SBFX Certificates are represented in the aggregate.
(4)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a certificate balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and that the mortgage loan with an anticipated repayment date is repaid on its anticipated repayment date.

(5)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A-3, Class A-4, Class A-5, Class A–SBFL and Class A–SBFX Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A-3, Class A-4, Class A-5, Class A–SBFL and Class A–SBFX Certificates are calculated in the aggregate for those classes as if they were a single class.

(7)
The pass–through rate applicable to the Class X–A, Class X–B and Class X-C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A-3, Class A-4, Class A-5 and Class A-M Certificates and the Class A-SB regular interest (based on their Certificate Balances), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the pass–through rate of the Class B Certificates and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class C, Class D, Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE8 Mortgage Trust

SUMMARY OF THE CERTIFICATES

(8)
The Class X–A, Class X–B and Class X-C Certificates (the “Class X Certificates”) will not have a Certificate Balance.  The Class X–A, Class X–B and Class X-C Certificates will not be entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A-3, Class A–4, Class A-5 and Class A-M Certificates and the Class A-SB regular interest. The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class B Certificates. The interest accrual amounts on the Class X–C Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class C, Class D, Class E, Class F and Class G Certificates.

(9)
All or a portion of the Class A-SBFL Certificates may be exchanged for Class A-SBFX Certificates. The aggregate Certificate Balance of the Class A-SBFL Certificates and Class A-SBFX Certificates will at all times equal the certificate balance of the Class A-SB regular interest.

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-2	GACC	1460 North Halsted	Mixed Use	$62,407,143	59	69.3%	1.55x	9.9%
A-2	Natixis	530 West 27th Street	Retail	$26,500,000	59	48.8%	1.54x	9.3%
A-2	Natixis	DoubleTree Pittsburgh Airport	Hospitality	$10,600,000	60	65.0%	2.48x	16.3%
A-2	CCRE	Broadmead Apartments	Multifamily	$9,250,000	60	73.8%	1.51x	9.5%
A-2	CCRE	844 Second Avenue	Retail	$3,296,139	59	65.9%	1.39x	8.6%
A-3	Natixis	Stirling Bossier Shopping Center	Retail	$28,778,900	80	72.9%	1.42x	9.9%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses on the indicated loans. See “Yield and Maturity Considerations– Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE8 Mortgage Trust

STRUCTURE OVERVIEW

▪	$1,384,644,050 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 59 fixed–rate commercial, multifamily and manufactured housing community loans that have an aggregate Cut–off Date Balance of $1,384,644,050 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $23,468,543 per Mortgage Loan and are secured by 94 Mortgaged Properties located throughout 25 states and the District of Columbia.

–	LTV: 58.9% weighted average Cut–off Date LTV and 49.8% weighted average Maturity Date LTV.

–	DSCR: 2.35x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 2.21x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 11.5% weighted average debt yield, based on Underwritten NOI. 10.8% weighted average debt yield, based on Underwritten NCF.

–
Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A-3, Class A–4, Class A-5 Certificates and the Class A–SB regular interest in the aggregate, which are each rated AAA(sf) / AAA(sf) / Aaa(sf) by KBRA/DBRS/Moody’s.

▪	Loan Structural Features:

–	Amortization: 79.1% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:

▪	44.0% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity.

▪	35.2% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity.

▪	20.9% of the Mortgage Loans by Cut–off Date Balance are interest-only for the entire term.

–	Hard Lockboxes: 75.9% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.

▪
Cash Traps: 87.8% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than or equal to 1.05x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:

▪	Real Estate Taxes: 57 Mortgage Loans representing 94.2% of the total Cut–off Date Balance.

▪	Insurance Reserves: 45 Mortgage Loans representing 47.2% of the total Cut–off Date Balance.

▪	Replacement Reserves (Including FF&E Reserves): 57 Mortgage Loans representing 94.2% of the total Cut–off Date Balance.

▪	Tenant Improvement / Leasing Commissions: 30 Mortgage Loans representing 91.1% of the total allocated Cut–off Date Balance of office, retail, mixed use and industrial properties only.

–	Defeasance: 83.0% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.

–	Yield Maintenance: 17.0% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge, following a lockout period, and prior to an open period.

▪	Multiple–Asset Types > 5.0% of the Total Pool:

–	Office: 37.4% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Mixed Use: 15.6% of the Mortgaged Properties by allocated Cut-off Date Balance are mixed use properties.

–
Retail: 15.1% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (13.3% of the Mortgaged Properties are anchored retail properties, including single tenant and shadow anchored properties).

–	Hospitality: 11.1% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

–	Manufactured Housing Community: 9.6% of the Mortgaged Properties by allocated Cut–off Date Balance are manufactured housing communities.

–	Multifamily: 6.1% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.

▪
Geographic Diversity: The 94 Mortgaged Properties are located throughout 25 states and the District of Columbia, with only two states having greater than 10.0% by allocated Cut–off Date Balance: New York (26.6%) and California (25.9%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE8 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB regular interest, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, second, to the Class A–1 Certificates, third, to the Class A–2 Certificates, fourth, to the Class A–3 Certificates, fifth, to the Class A-4 Certificates, sixth, to the Class A-5 Certificates, and seventh, to the Class A–SB regular interest, in that order, until the Certificate Balance of each such Class is reduced to zero, and then, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total Certificate Balance of the Class A–M through Class G Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A-3, Class A–4, and Class A–5 Certificates and the Class A–SB regular interest, pro rata, based on their respective Certificate Balances, then, to the extent of any recoveries on realized losses, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A, Class X–B and Class X-C Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A-3, Class A–4, Class A–5 and Class A-M Certificates and the Class A–SB regular interest; (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B Certificates; and (iii) the notional amount of the Class X–C Certificates will be reduced by the principal distributions and realized losses allocated to the Class C, Class D, Class E, Class F and Class G Certificates.

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A-3, Class A–4, Class A–5, Class X–A, Class X–B and Class X–C Certificates and the Class A-SB regular interest, pro rata, based on their respective Certificate Balances, then, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A-3, Class A–4, Class A–5, Class A–SBFX, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates and the Class A-SB regular interest for each Distribution Date will equal one of the following per annum rates: (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii)  the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.

The pass–through rates applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A-3, Class A–4, Class A-5, Class A-M Certificates and the Class A–SB regular interest, as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the pass–through rate of the Class B Certificates, as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class C, Class D, Class E, Class F and Class G Certificates, as further described in the Free Writing Prospectus.

The pass-through rate applicable to the Class A–SBFL Certificates will be equal to a LIBOR-based floating rate.  If there is a continuing payment default on the part of the swap counterparty under the related swap agreement, or if the related swap agreement is terminated and not replaced, then the pass-through rate applicable to the Class A–SBFL Certificates will convert to the pass-through rate of the Class A–SB regular interest.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each interest–bearing class of certificates.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including the Class A-M Certificates, and then to Class A–1, Class A–2, Class A–3, Class A–4 and Class A–5 Certificates and the Class A–SB regular interest, pro rata, based on their respective Certificate Balances. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and regular interests that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A–1, Class A–2,  Class A-3, Class A–4, Class A–5, Class A-M, Class B, Class C and Class D Certificates and the Class A-SB regular interest (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A–2, Class A–3, Class A–4, Class A–5, Class A-M, Class B, Class C and Class D Certificates and the Class A–SB regular interest on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of such Class currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Classes then entitled to principal distributions relative to the Class X

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

Sale of Defaulted Loans:
Defaulted loans will be sold in a process similar to the sale process for REO property, as described under “The Pooling and Servicing Agreement—Sale of Defaulted Mortgage Loans and Serviced REO Properties” in the Free Writing Prospectus.  There will be no “fair market value purchase option” and the Controlling Class Representative will have no right of first refusal with respect to the sale of defaulted loans.

Loan Combinations/Split Loan Structures:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 375 Park Avenue secures a Mortgage Loan (the “375 Park Avenue Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $209,000,000, evidenced by Note A-1C-A ($150,000,000), Note A-1C-B ($34,000,000) and Note A-1C-C ($25,000,000), representing approximately 15.1% of the Initial Outstanding Pool Balance, and also secures (i) on a pari passu basis, a companion loan that has an outstanding principal balance as of the Cut–off Date of $209,000,000, evidenced by six notes, that is not part of the mortgage pool and is currently held in the CGCMT 2013-375P Mortgage Trust and (ii) on a subordinate basis, a companion loan that has an outstanding principal balance as of the Cut-off Date of $364,750,000, evidenced by two notes, that is not part of the mortgage pool and is currently held in the CGCMT 2013-375P Mortgage Trust.  The 375 Park Avenue Mortgage Loan and related pari passu companion loan are pari passu in right of payment with each other and are generally senior in right of payment to the related subordinate companion loan as and to the extent described in “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The 375 Park Avenue Loan Combination” in the Free Writing Prospectus.  The 375 Park Mortgage Loan and related companion loans are collectively referred to herein as the “375 Park Avenue Loan Combination.”

The 375 Park Avenue Loan Combination will be serviced pursuant to the CGCMT 2013-375P trust and servicing agreement and the related intercreditor agreement.  For additional information regarding the 375 Park Avenue Loan Combination, see “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The 375 Park Avenue Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Moffett Towers Phase II secures a Mortgage Loan (the “Moffett Towers Phase II Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $115,000,000, evidenced by Note A-2 and Note A-3, representing approximately 8.3% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $130,000,000, evidenced by Note A-1, that is not part of the mortgage pool and is currently held in the COMM 2013-CCRE7 Mortgage Trust.  The Moffett Towers Phase II Mortgage Loan and the related companion loan are pari passu in right of payment and are referred to herein as the “Moffett Towers Phase II Loan Combination”.

The Moffett Towers Phase II Loan Combination will be serviced pursuant to the COMM 2013-CCRE7 pooling and servicing agreement and the related intercreditor agreement.  For additional information regarding the Moffett Towers Phase II Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Moffett Towers Phase II Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as The Paramount Building secures a Mortgage Loan (the “Paramount Building Loan”) with an outstanding principal balance as of the Cut–off Date of $55,000,000, evidenced by Note A-2, representing approximately 4.0% of the Initial Outstanding Pool Balance, and secures on a pari passu basis a companion loan that has an outstanding principal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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balance as of the Cut-off Date of $75,000,000, evidenced by Note A-1, that is not part of the mortgage pool and is currently held by CCRE. The Paramount Building Mortgage Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Paramount Building Loan Combination.”

The Paramount Loan Combination is being initially serviced pursuant to the COMM 2013-CCRE8 pooling and servicing agreement and the related intercreditor agreement.  After the securitization of the companion loan evidenced by Note A-1, the Paramount Building Loan Combination will be serviced under the pooling and servicing agreement entered into connection with that securitization and the related intercreditor agreement. For additional information regarding the Moffett Towers Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Paramount Building Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A-1 to the Free Writing Prospectus as 5-13 Witherspoon Street secures a Mortgage Loan (the “5-13 Witherspoon Street Mortgage Loan”) with an outstanding principal balance as of the Cut-off Date of $7,420,000, evidenced by Note A, representing approximately 0.5% of the Initial Outstanding Pool Balance, and also secures on a subordinate basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $800,000, that is not part of the mortgage pool and is currently held by Black Bear Witherspoon, LLC.  The subordinate companion loan will be subordinate in right of payment to the 5-13 Witherspoon Street Mortgage Loan.  The holder of the 5-13 Witherspoon Street subordinate companion loan has certain rights with respect to the 5-13 Witherspoon Street Mortgage Loan as described under “Description of the Mortgage Pool—Loan Combinations—The 5-13 Witherspoon Street Loan Combination” in the Free Writing Prospectus.  The pooling and servicing agreement for this transaction will govern the servicing of the 5-13 Witherspoon Street Mortgage Loan and its corresponding subordinate companion loan.

Control Rights:
Other than with respect to the 375 Park Avenue Loan Combination, the Moffett Towers Phase II Loan Combination and the Paramount Building Loan Combination certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

The directing holder of the Moffett Towers Phase II Loan Combination is the directing holder of the COMM 2013-CCRE7 Mortgage Trust.  There is no directing holder of the 375 Park Avenue Loan Combination.  Prior to the securitization of the Paramount Building pari passu companion loan, the directing holder of the Paramount Building Loan Combination will be the holder of the companion loan, which initially will be CCRE.  Prior to the occurrence and continuance of a Consultation Termination Event, the Directing Holder of this transaction will have consultation rights (but not control rights) with respect to certain material actions to be taken by the master servicer and the special servicer of the Moffett Towers Phase II Loan Combination and the Paramount Building Loan Combination. The directing holders of the Moffett Towers Phase II Loan Combination and the Paramount Building Loan Combination are referred to herein as a “Loan Combination Directing Holders”.  See also “Description of the Mortgage Pool—Loan Combinations” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

Remedies Available to Holders of an Appraised–Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
It is expected that Eightfold Real Estate Capital III, L.P., will be the initial Directing Holder (for each Mortgage Loan other than the 375 Park Avenue Mortgage Loan, the Moffett Towers Phase II Mortgage Loan and the Paramount Building Mortgage Loan) and will also own 100% of the Class E, Class F and Class G Certificates as of the Settlement Date.

The directing holder with respect to the Moffett Towers Phase II Loan Combination and the Paramount Building Loan Combination will be the related Loan Combination Directing Holders.  The Loan Combination Directing Holders of the Moffett Towers Phase II Loan Combination and the Paramount Building Loan Combination will initially be the directing holder of the COMM 2013-CCRE7 Mortgage Trust and the pari passu companion loan holder, respectively. There is no directing holder of the 375 Park Avenue Loan Combination.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

With respect to the Moffett Towers Phase II Loan Combination and the Paramount Building Loan Combination, the related Loan Combination Directing Holders will retain their control rights as specified under the related intercreditor agreements, without regard to whether a Control Termination Event has occurred and is continuing under the Pooling and Servicing Agreement.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

With respect to the Moffett Towers Phase II Loan Combination and the Paramount Building Loan Combination, the related Loan Combination Directing Holders will retain their control rights as specified under the related intercreditor agreements, without regard to whether a Consultation Termination Event has occurred and is continuing under the Pooling and Servicing Agreement.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the 375 Park Avenue Loan Combination, the Moffett Towers Phase II Loan Combination and the Paramount Building Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of the aggregate voting rights of all Classes of Certificates entitled to principal (taking into account Realized Losses and the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Special Servicer with the replacement Special Servicer.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by a majority of the voting rights of all Classes of Certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

With respect to the 375 Park Avenue Loan Combination, the Moffett Towers Phase II Loan Combination and the Paramount Building Loan Combination, none of the Directing Holder, the Trustee or any Certificateholders will have the right to replace the special servicer.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. The Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:	With respect to the Mortgage Loans and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the 375 Park Avenue Loan Combination, the Moffett Towers Phase II Loan Combination and the Paramount Building Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

 COMM 2013-CCRE8 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)(2)

						Weighted Averages
Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
$2,187,798	-	$9,999,999	28	$167,718,338	12.1%	4.3987%	114	1.66x	66.8%	52.3%
$10,000,000	-	$24,999,999	14	$219,678,532	15.9%	4.2774%	116	1.60x	68.0%	55.7%
$25,000,000	-	$39,999,999	7	$200,649,342	14.5%	4.0892%	105	1.80x	64.6%	52.8%
$40,000,000	-	$54,999,999	4	$209,390,068	15.1%	4.0157%	119	1.37x	72.8%	61.7%
$55,000,000	-	$69,999,999	2	$117,407,143	8.5%	3.6457%	87	2.94x	48.5%	44.8%
$70,000,000	-	$209,000,000	4	$469,800,626	33.9%	3.7433%	120	3.06x	45.7%	40.8%
Total/Weighted Average			59	$1,384,644,050	100.0%	3.9905%	114	2.21x	58.9%	49.8%

Distribution of Mortgage Rates(1)(2)

						Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
3.1585%	-	4.2499%	32	$1,118,306,274	80.8%	3.8658%	113	2.35x	57.2%	49.6%
4.2500%	-	4.4999%	16	$182,822,850	13.2%	4.3836%	119	1.55x	66.1%	51.0%
4.5000%	-	4.7499%	5	$35,907,227	2.6%	4.5992%	112	1.92x	65.6%	51.2%
4.7500%	-	5.2600%	6	$47,607,698	3.4%	4.9505%	119	1.65x	64.7%	49.6%
Total/Weighted Average			59	$1,384,644,050	100.0%	3.9905%	114	2.21x	58.9%	49.8%

Property Type Distribution(1)(2)(3)

					Weighted Averages

Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pads or NRA	Cut–off Date Balance per Unit/Room Pad/NRA	Mortgage Rate	Stated Remaining Term (Mos.)	Occupancy	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
Office	10	$517,500,914	37.4%	2,872,624	$354	3.8384%	120	92.9%	2.88x	50.1%	44.0%
Suburban	8	$287,500,914	20.8%	1,891,558	$261	4.0188%	121	94.8%	1.63x	66.1%	56.2%
CBD	2	$230,000,000	16.6%	981,066	$470	3.6129%	119	90.6%	4.44x	30.1%	28.8%
Mixed Use	7	$216,227,143	15.6%	1,379,063	$406	3.7721%	101	86.2%	2.47x	55.5%	50.0%
Office/Retail	4	$179,307,143	12.9%	997,628	$458	3.7935%	98	83.9%	2.36x	56.1%	50.4%
Industrial/Office	1	$25,000,000	1.8%	299,387	$84	3.4000%	119	100.0%	3.73x	43.9%	43.9%
Multifamily/Retail	2	$11,920,000	0.9%	82,048	$302	4.2313%	120	91.1%	1.48x	70.7%	56.7%
Retail	16	$208,556,107	15.1%	1,637,977	$232	4.1857%	105	95.5%	1.56x	66.3%	54.6%
Anchored	9	$145,818,634	10.5%	1,356,605	$154	4.1878%	111	96.4%	1.56x	69.1%	56.0%
Single Tenant	3	$34,333,989	2.5%	141,437	$273	4.1660%	73	100.0%	1.52x	53.5%	46.5%
Unanchored	3	$24,133,907	1.7%	69,473	$676	4.1961%	110	82.7%	1.54x	66.8%	57.6%
Shadow Anchored	1	$4,269,577	0.3%	70,462	$61	4.2178%	119	97.9%	1.82x	68.3%	54.8%
Hospitality	9	$153,865,144	11.1%	1,398	$137,214	4.1788%	114	81.5%	1.90x	60.5%	47.8%
Full Service	3	$89,985,406	6.5%	739	$141,891	3.9450%	111	79.7%	1.94x	58.8%	47.1%
Limited Service	5	$54,703,475	4.0%	541	$139,493	4.5313%	118	84.0%	1.83x	63.0%	48.4%
Extended Stay	1	$9,176,263	0.7%	118	$77,765	4.3700%	118	83.3%	1.93x	63.3%	51.1%
Manufactured Housing Community	14	$133,136,634	9.6%	3,535	$47,009	4.1258%	119	90.6%	1.39x	72.5%	61.4%
Multifamily	7	$84,786,849	6.1%	1,692	$59,552	4.0998%	113	93.6%	1.55x	69.8%	57.2%
Self Storage	28	$61,071,258	4.4%	11,092	$5,843	4.3985%	118	80.9%	1.49x	71.5%	52.5%
Industrial	3	$9,500,000	0.7%	232,479	$44	4.4105%	120	100.0%	1.39x	56.4%	41.3%
Total/Weighted Average	94	$1,384,644,050	100.0%			3.9905%	114	90.3%	2.21x	58.9%	49.8%

Geographic Distribution(1)(2)(3)

				Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
New York	14	$368,742,830	26.6%	3.6612%	114	3.79x	36.6%	33.8%
California	15	$358,790,079	25.9%	4.0020%	120	1.81x	60.3%	50.9%
Southern(4)	9	$187,820,966	13.6%	4.1400%	118	1.70x	63.6%	50.5%
Northern(4)	6	$170,969,113	12.3%	3.8505%	122	1.94x	56.8%	51.3%
Florida	16	$101,181,275	7.3%	4.1796%	119	1.41x	70.7%	57.8%
New Jersey	2	$82,420,000	6.0%	4.0766%	119	1.64x	70.9%	58.1%
Other	47	$473,509,866	34.2%	4.1827%	106	1.55x	70.5%	58.2%
Total/Weighted Average	94	$1,384,644,050	100.0%	3.9905%	114	2.21x	58.9%	49.8%

(1)
With respect to the 375 Park Avenue loan, the Moffett Towers Phase II loan and the Paramount Building loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include all related pari passu companion loans.

(2)
With respect to the 175 Park Avenue loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Stabilized” appraised value of $105.8 million. With respect to the Arch Square loan, Cut-off Date LTV and Debt Yield have been calculated based on the mortgage loan balance net of a $2.83 million holdback reserve.

(3)	Reflects allocated loan amount for properties securing multi–property Mortgage Loans.
(4)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

 COMM 2013-CCRE8 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)(2)

						Weighted Averages
Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
25.0%	-	39.9%	2	$264,000,000	19.1%	3.4495%	119	4.70x	25.9%	25.9%
40.0%	-	49.9%	3	$53,687,798	3.9%	3.7552%	89	2.57x	46.2%	44.5%
50.0%	-	59.9%	6	$247,220,455	17.9%	3.9915%	121	1.71x	57.9%	49.5%
60.0%	-	64.9%	9	$68,490,624	4.9%	4.6882%	119	1.86x	63.2%	48.7%
65.0%	-	69.9%	19	$229,299,894	16.6%	4.2573%	99	1.56x	68.1%	56.7%
70.0%	-	75.0%	20	$521,945,278	37.7%	4.0790%	116	1.48x	72.8%	59.7%
Total/Weighted Average			59	$1,384,644,050	100.0%	3.9905%	114	2.21x	58.9%	49.8%

Distribution of LTV Ratios at Maturity (1)(2)

						Weighted Averages
Range of LTV Ratios at Maturity			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
25.0%	-	49.9%	19	$514,223,060	37.1%	3.8218%	116	3.37x	41.1%	35.7%
50.0%	-	54.9%	13	$241,802,257	17.5%	4.0962%	121	1.56x	63.2%	52.7%
55.0%	-	59.9%	17	$327,636,016	23.7%	4.0957%	117	1.60x	71.4%	58.0%
60.0%	-	67.1%	10	$300,982,716	21.7%	4.0793%	100	1.41x	72.2%	62.6%
Total/Weighted Average			59	$1,384,644,050	100.0%	3.9905%	114	2.21x	58.9%	49.8%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)(2)

						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
1.22x	-	1.39x	9	$211,306,498	15.3%	4.1822%	118	1.33x	70.4%	57.4%
1.40x	-	1.44x	5	$112,274,928	8.1%	4.1310%	109	1.41x	72.1%	60.6%
1.45x	-	1.54x	10	$159,600,047	11.5%	4.1797%	106	1.51x	67.8%	55.6%
1.55x	-	1.64x	9	$277,880,692	20.1%	3.9809%	108	1.59x	65.7%	57.4%
1.65x	-	1.74x	13	$201,567,285	14.6%	4.2571%	119	1.69x	66.9%	53.8%
1.75x	-	1.84x	2	$11,759,816	0.8%	4.1428%	119	1.79x	68.4%	54.7%
1.85x	-	1.99x	4	$96,037,153	6.9%	4.0919%	118	1.89x	58.8%	46.5%
2.00x	-	4.75x	7	$314,217,632	22.7%	3.5159%	117	4.44x	30.4%	29.4%
Total/Weighted Average			59	1,384,644,050	100.0%	3.9905%	114	2.21x	58.9%	49.8%

Distribution of Original Terms to Maturity (1)(2)

						Weighted Averages
Range of Original Terms to Maturity			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
60	-	60	5	$112,053,282	8.1%	4.0717%	59	1.63x	64.3%	58.6%
84	-	84	1	$28,778,900	2.1%	4.1780%	80	1.42x	72.9%	60.2%
120	-	120	52	$1,128,811,868	81.5%	3.9966%	119	2.35x	58.1%	48.3%
121	-	126	1	$115,000,000	8.3%	3.8041%	124	1.62x	57.7%	53.3%
Total/Weighted Average			59	$1,384,644,050	100.0%	3.9905%	114	2.21x	58.9%	49.8%

Distribution of Remaining Terms to Maturity(1)(2)

						Weighted Averages
Range of Remaining Terms to Maturity			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
59	-	60	5	$112,053,282	8.1%	4.0717%	59	1.63x	64.3%	58.6%
80	-	80	1	$28,778,900	2.1%	4.1780%	80	1.42x	72.9%	60.2%
116	-	124	53	$1,243,811,868	89.8%	3.9788%	119	2.28x	58.1%	48.8%
Total/Weighted Average			59	$1,384,644,050	100.0%	3.9905%	114	2.21x	58.9%	49.8%
(1)
With respect to the 375 Park Avenue loan, the Moffett Towers Phase II loan and the Paramount Building loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include all related pari passu companion loans.  With respect to the 375 Park Avenue loan and the 5-13 Witherspoon Street loan, LTV, DSCR and Debt Yield calculations do not include any related subordinate companion loans.

(2)
With respect to the 175 Park Avenue loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Stabilized” appraised value of $105.8 million.  With respect to the Arch Square loan, Cut-off Date LTV and Debt Yield have been calculated based on the mortgage loan balance net of a $2.83 million holdback reserve.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE8 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans(1)(2)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per Unit/Room/ Pad/NRA	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
375 Park Avenue	GACC	New York, NY	Office	$209,000,000	15.1%	$503	26.1%	4.75x	17.6%
Moffett Towers Phase II	GACC	Sunnyvale, CA	Office	$115,000,000	8.3%	$362	57.7%	1.62x	9.2%
175 Park Avenue	CCRE	Madison, NJ	Office	$75,000,000	5.4%	$278	70.9%	1.67x	9.9%
Westin San Diego	GACC	San Diego, CA	Hospitality	$70,800,626	5.1%	$162,387	57.4%	1.88x	12.3%
1460 North Halsted	GACC	Chicago, IL	Mixed Use	$62,407,143	4.5%	$278	69.3%	1.55x	9.9%
Paramount Building	CCRE	New York, NY	Mixed Use	$55,000,000	4.0%	$187	25.0%	4.52x	15.4%
RHP Portfolio I (3)	GACC	Various, Various	Manufactured Housing	$54,056,370	3.9%	$33,042	73.7%	1.35x	7.9%
Arch Square	GACC	Washington, DC	Mixed Use	$54,000,000	3.9%	$959	70.6%	1.22x	7.6%
RHP Portfolio II (3)	GACC	Various, Various	Manufactured Housing	$52,899,020	3.8%	$44,119	73.7%	1.40x	8.2%
El Paseo South Gate	GACC	South Gate, CA	Retail	$48,434,678	3.5%	$162	73.4%	1.51x	9.2%
Total/Weighted Average				$796,597,837	57.5%		53.3%	2.60x	12.0%
(1)
With respect to the 375 Park Avenue loan, the Moffett Towers Phase II loan and the Paramount Building loan, LTV, DSCR, debt yield and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include the related pari passu companion loan.  With respect to the 375 Park Avenue loan, LTV, DSCR and Debt Yield calculations do not include any related subordinate companion loans.

(2)
With respect to the 175 Park Avenue loan, the Cut-off Date LTV has been calculated based on the “As Stabilized” appraised value of $105.8 million.  With respect to the Arch Square loan, Cut-off Date LTV and Debt Yield have been calculated based on the mortgage loan balance net of a $2.83 million holdback reserve.

(3)	The RHP Portfolio I loan and the RHP Portfolio II loan, representing approximately 3.9% and 3.8%, respectively, of the outstanding pool balance as of the cut-off date, are under common sponsorship.

Pari Passu Companion Loan Summary

Mortgage Loans	Mortgage Loan Cut–off Date Balance	Companion Loan Cut–off Date Balance	Loan Combination Cut–off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
375 Park Avenue (1)	$209,000,000	$209,000,000	$418,000,000	CMCGT 2013–375P(2)	Wells Fargo	Wells Fargo	CGCMT 2013-375P
Moffett Towers Phase II	$115,000,000	$130,000,000	$245,000,000	COMM 2013–CCRE7	Midland Loan Services	Situs Holdings, LLC	COMM 2013-CCRE7
Paramount Building	$55,000,000	$75,000,000	$130,000,000	COMM 2013–CCRE8(3)	Midland Loan Services	Midland Loan Services	COMM 2013-CCRE8
(1)
With respect to the 375 Park Avenue loan, the Companion Loan Cut-off Date Balance includes the Companion Loans evidenced by Note A-1A, Note A-1B-A, Note A-1B-B, Note A-1B-C, Note A-1B-D and Note A-1B-E.  In addition, there is a subordinate Companion Loan with an aggregate balance of $364,750,000 evidenced by Note A-2A and A-2B.

(2)
The 375 Park Avenue Loan Combination is serviced under the CMCGT 2013-375P trust and servicing agreement and the related intercreditor agreement, and there is no directing holder with respect to the 375 Park Avenue Loan Combination.

(3)
Prior to the securitization of the Paramount Building pari passu companion loan, the Paramount Building Loan Combination will be serviced under the pooling and servicing agreement for this securitization and the related intercreditor agreement, and the directing holder will be the holder of the pari passu companion loan, which initially will be CCRE.  After the securitization of the Paramount Building pari passu companion loan, the Paramount Building Loan Combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization and the related intercreditor agreement, and the directing holder of the Paramount Building Loan Combination will be the directing holder under that securitization.

Existing Mezzanine Debt Summary(1)

Mortgage Loan	Mortgage Loan Cut–off Date Balance	Mezzanine or Unsecured Subordinate Debt Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
375 Park Avenue	$209,000,000	$217,250,000	4.75x	1.71x	26.1%	62.5%	17.6%	7.4%
Moffett Towers Phase II	$115,000,000	$55,000,000	1.62x	1.19x	57.7%	70.7%	9.2%	7.5%
1460 North Halsted	$62,407,143	$13,000,000	1.55x	1.02x	69.3%	83.8%	9.9%	8.2%
(1)
With respect to the 375 Park Avenue loan and the Moffett Towers Phase II loan, LTV, DSCR, debt yield and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include the related pari passu companion loan.  With respect to the 375 Park Avenue loan, LTV, DSCR and Debt Yield calculations do not include any related subordinate companion loans or any mezzanine financing.  See Annex A-1 to the Free Writing Prospectus for the debt service coverage ratio and debt yield for the 375 Park Avenue Loan, 375 Park Avenue Loan Combination and the total debt (including related senior and junior mezzanine loans) calculated based on actual 2012 net cash flow for the 375 Park Avenue Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

 COMM 2013-CCRE8 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS
Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
375 Park Avenue	GACC	New York, NY	Office	$209,000,000	15.1%	CSFB 2005-C5
Westin San Diego	GACC	San Diego, CA	Hospitality	$70,800,626	5.1%	JPMCC 2011-CCHP
1460 North Halsted	GACC	Chicago, IL	Mixed Use	$62,407,143	4.5%	COMM 2011-FL1
Paramount Building	CCRE	New York, NY	Mixed Use	$55,000,000	4.0%	WBCMT 2006-C25
RHP Portfolio I	GACC	Various, Various	Manufactured Housing Community	$54,056,370	3.9%	MLMT 2008-C1
RHP Portfolio II	GACC	Various, Various	Manufactured Housing Community	$52,899,020	3.8%	MLMT 2008-C1
El Paseo South Gate	GACC	South Gate, CA	Retail	$48,434,678	3.5%	GMACC 2003-C1
Heritage Plaza	CCRE	Metairie, LA	Office	$29,960,203	2.2%	GCCFC 2003-C1
Oceanview Village	CCRE	San Francisco, CA	Retail	$20,974,427	1.5%	LBUBS 2003-C8
Tottenville Commons	CCRE	Staten Island, NY	Retail	$16,800,000	1.2%	JPMCC 2004-CBX
Carlsbad Airport Corporate Center	Natixis	Carlsbad, CA	Office	$11,937,076	0.9%	GMACC 1998-C2
2040-2068 Pacific Coast Highway	CCRE	Lomita, CA	Retail	$4,837,769	0.3%	JPMCC 2003-PM1A
Riverwood Villas & Townhomes	CCRE	Clayton, NC	Mixed Use	$4,500,000	0.3%	WBCMT 2003-C9
Covington Springs Shopping Center	CCRE	Memphis, TN	Retail	$4,269,577	0.3%	LBUBS 2003-C5
Total				$645,876,888	46.6%
(1)
Includes Mortgaged Properties securing Mortgage Loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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375 Park Avenue New York, NY 10152	Collateral Asset Summary – Loan No. 1 375 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$209,000,000 26.1% 4.75x 17.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

375 Park Avenue New York, NY 10152	Collateral Asset Summary – Loan No. 1 375 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$209,000,000 26.1% 4.75x 17.6%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	CBD Office
Credit Assessment				Collateral:	Fee Simple
(DBRS/KBRA/Moody’s):	AA (low) / AAA / Aaa			Location:	New York, NY
Sponsor:	Aby Rosen and Michael Fuchs			Year Built / Renovated:	1958 / NAP
Borrower:	375 Park Fee LLC			Total Sq. Ft.(5):	830,928
Original Balance(1):	$209,000,000			Property Management:	RFR Realty LLC
Cut-off Date Balance(1):	$209,000,000			Underwritten NOI:	$73,669,992
% by Initial UPB:	15.1%			Underwritten NCF:	$70,980,482
Interest Rate:	3.5261%			Appraised Value:	$1,600,000,000
Payment Date:	6th of each month			Appraisal Date:	March 1, 2013
First Payment Date:	June 6, 2013
Maturity Date:	May 6, 2023			Historical NOI
Amortization:	Interest Only			2012 NOI:	$54,078,389 (December 31, 2012)
Additional Debt(1):	$209,000,000 Pari Passu Debt			2011 NOI:	$56,745,149 (December 31, 2011)
	$364,750,000 Subordinate Loan			2010 NOI:	$53,560,730 (December 31, 2010)
	$217,250,000 Mezzanine Loan			2009 NOI:	$52,083,673 (December 31, 2009)
Call Protection:	L(25), D(91), O(4)			2008 NOI:	$45,282,008 (December 31, 2008)
Lockbox / Cash Management:	Hard / In Place
				Historical Occupancy
Reserves(2)				Current Occupancy:	90.2% (April 12, 2013)
	Initial	Monthly		2012 Occupancy:	94.4% (December 31, 2012)
Taxes:	$8,053,771	1/12 of annual		2011 Occupancy:	96.6% (December 31, 2011)
Insurance:	$0	1/12 of annual		2010 Occupancy:	96.9% (December 31, 2010)
Replacement:	$0	$20,774		2009 Occupancy:	95.9% (December 31, 2009)
TI/LC:	$3,000,000	$250,000		2008 Occupancy:	96.0%(6)
Required Repairs:	$1,705,688	NAP
(1)   The Original Balance and Cut-off Date Balance of $209.0 million represents a portion of the aggregate $418.0 million senior pari passu notes (the “375 Park Avenue Senior Companion Loans”) and which, together with the subordinate pari passu notes (the “375 Park Avenue Subordinate Companion Loans”), represent the aggregate $782.75 million original principal balance of the 375 Park Avenue Loan Combination. For additional information on the 375 Park Avenue Senior Companion Loans, see “The Loan” herein. For additional information on the 375 Park Avenue Subordinate Companion Loans and the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   Senior Loan calculations are based on the 375 Park Avenue Senior Companion Loans (see “The Loan” herein). Loan Combination calculations are based on the 375 Park Avenue Loan Combination (see “Current Mezzanine or Subordinate Indebtedness” herein). Total Debt calculations are based on the 375 Park Avenue Loan Combination and the mezzanine loan.
(4)   See Annex A-1 to the Free Writing Prospectus for the debt service coverage ratio and debt yield calculations for the 375 Park Avenue Loan, 375 Park Avenue Loan Combination and the total debt (including related senior and junior mezzanine loans) calculated based on actual 2012 net cash flow for the 375 Park Avenue Property.
(5)   Total Sq. Ft. does not reflect the increase in square footage per the REBNY re-measurement dated January 3, 2013 prepared by Link Systems, Inc. Once leases that do not reflect the re-measurement expire, the future net rentable will be 858,671 sq. ft.
(6)   Historical Occupancy for 2008 represents an average throughout the year.

Outstanding Free Rent Reserve:	$4,385,745	$0
Outstanding TI/LC Reserve:	$2,768,868	$0
Outstanding LL Work Reserve:	$482,888	$0
New Leases Reserve:	$430,025	$0
Wells Fargo Rollover Reserve:	$0	Springing
Excess Cash Flow Reserve:	$0	Springing

Financial Information(3)
	Senior	Loan	Total
	Loan	Combination	Debt
Cut-off Date Balance / Sq. Ft.:	$503	$942	$1,203
Balloon Balance / Sq. Ft.:	$503	$942	$1,203
Cut-off Date LTV:	26.1%	48.9%	62.5%
Balloon LTV:	26.1%	48.9%	62.5%
Underwritten NOI DSCR(4):	4.93x	2.63x	1.77x
Underwritten NCF DSCR(4):	4.75x	2.54x	1.71x
Underwritten NOI Debt Yield(4):	17.6%	9.4%	7.4%
Underwritten NCF Debt Yield(4):	17.0%	9.1%	7.1%
Underwritten NOI Debt Yield at	17.6%	9.4%	7.4%
Balloon(4):
Underwritten NCF Debt Yield at	17.0%	9.1%	7.1%
Balloon(4):

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

375 Park Avenue New York, NY 10152	Collateral Asset Summary – Loan No. 1 375 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$209,000,000 26.1% 4.75x 17.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Wells Fargo(2)	AA-/A2/A+	250,818	30.2%	$82.35	26.9%	2/28/2021
Clayton, Dubilier & Rice	NR/NR/NR	55,726	6.7%	$126.42(3)	9.2%	Various(4)
Arden Asset Management(5)	NR/NR/NR	40,695	4.9%	$111.87	5.9%	2/29/2016
Centerbridge Partners	NR/NR/NR	32,947	4.0%	$144.33	6.2%	5/31/2017
Classic Restaurants Corp.	NR/NR/NR	29,476	3.5%	$19.74	0.8%	7/31/2016
Total Major Tenants		409,662	49.3%	$91.76	49.0%
Remaining Tenants		339,874	40.9%	$115.31	51.0%
Total Occupied Collateral		749,536	90.2%	$102.44	100.0%
Vacant		81,392	9.8%
Total		830,928	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
The Wells Fargo lease has a one-time termination option effective November 27, 2015 with respect to at least 65% of its leased space with payment of a termination fee (see “Major Tenants” herein) and at least 16 months prior notice. Net Rentable Area (Sq. Ft.) for Wells Fargo includes 13,198 sq. ft. of storage space.

(3)
Clayton, Dubilier & Rice has abated rent through December 2013 with respect to 34,347 sq. ft. located on the 18th and 19th floors. At closing, the borrower reserved an amount equal to 12 months rent to cover this rent abatement.

(4)	Clayton, Dubilier & Rice has 21,379 sq. ft. on the 14th and 22nd floors expiring December 31, 2013 and 34,347 sq. ft. on the 18th and 19th floors expiring December 31, 2025.
(5)	The lease information presented for Arden Asset Management includes 4,486 sq. ft. on sublease to Advent International Corporation. The sublease is coterminous with the Arden Asset Management lease.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	5	7,573	0.9%	7,573	0.9%	$1.80	0.0%	0.0%
2013	3	25,394	3.1%	32,967	4.0%	$115.61	3.8%	3.8%
2014	10	44,960	5.4%	77,927	9.4%	$116.33	6.8%	10.7%
2015	12	60,152	7.2%	138,079	16.6%	$129.20	10.1%	20.8%
2016	20	102,365	12.3%	240,444	28.9%	$98.35	13.1%	33.9%
2017	7	51,923	6.2%	292,367	35.2%	$135.25	9.1%	43.0%
2018	2	17,500	2.1%	309,867	37.3%	$124.71	2.8%	45.9%
2019	3	41,177	5.0%	351,044	42.2%	$73.31	3.9%	49.8%
2020	2	28,092	3.4%	379,136	45.6%	$111.87	4.1%	53.9%
2021	16	280,846	33.8%	659,982	79.4%	$85.34	31.2%	85.1%
2022	8	51,807	6.2%	711,789	85.7%	$121.95	8.2%	93.3%
2023	1	3,400	0.4%	715,189	86.1%	$129.14	0.6%	93.9%
Thereafter	1	34,347	4.1%	749,536	90.2%	$136.00	6.1%	100.0%
Vacant	NAP	81,392	9.8%	830,928	100.0%	NAP	NAP
Total / Wtd. Avg.	90	830,928	100.0%			$102.44	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan.    The 375 Park Avenue loan (the “375 Park Avenue Loan”) is comprised of three non-controlling senior pari passu notes with an aggregate original principal balance of $209.0 million, and represents a portion of a fixed rate loan in the aggregate principal balance of $782.75 million (the “375 Park Avenue Loan Combination”). The 375 Park Avenue Loan Combination also includes an additional $209.0 million of pari passu notes (together with the 375 Park Avenue Loan, the “375 Park Avenue Senior Companion Loans”) and $364.75 million of subordinate companion loans (the “375 Park Avenue Subordinate Companion Loans”). The 375 Park Avenue Senior Companion Loans are pari passu in right of payment with each other and are generally senior in right of payment to the 375 Park Avenue Subordinate Companion Loans as and to the extent described in “Description of the Mortgage Pool—Loan

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

375 Park Avenue New York, NY 10152	Collateral Asset Summary – Loan No. 1 375 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$209,000,000 26.1% 4.75x 17.6%

Combinations/Split Loan Structures—The 375 Park Avenue Loan Combination” in the Free Writing Prospectus. The 375 Park Avenue Loan Combination was originated by GACC and Citigroup Global Markets Realty Corp. (“Citi”). The 375 Park Avenue Loan Combination is secured by the borrower’s fee simple interest in the 38-story, 830,928 sq. ft. Class A office building located at 375 Park Avenue in New York, New York (the “375 Park Avenue Property”). Only the notes with a combined original principal balance of $209.0 million will be included in the COMM 2013-CCRE8 trust. The remaining 375 Park Avenue Senior Companion Loans with an aggregate principal balance of $209.0 million will be included in the CGCMT 2013-375P trust, together with the 375 Park Avenue Subordinate Companion Loans (with an aggregate original principal balance of $364.75 million). The 375 Park Avenue Loan Combination has a 10-year term and is interest only for its entire term.

The 375 Park Avenue Loan accrues interest at a fixed rate equal to approximately 3.5261% and has a cut-off date balance of $209.0 million. The proceeds of the 375 Park Avenue Loan Combination, $217.25 million in mezzanine financing and approximately $8.2 million in loan closing related credits and deposits, were used to retire existing debt and repay preferred equity of approximately $685.0 million, pay defeasance costs of approximately $60.7 million, fund upfront reserves of approximately $20.8 million and pay closing costs of approximately $17.5 million, giving the borrower a return of equity of approximately $224.2 million. The cut-off date LTV for the 375 Park Avenue Senior Companion Loans is 26.1% based on an appraised value of $1.6 billion as of March 1, 2013 and the remaining implied equity is $600.0 million. The sponsor has owned the 375 Park Avenue Property since 2000. The most recent financing of the 375 Park Avenue Property prior to the origination of the 375 Park Avenue Loan Combination by GACC and Citi was included in the CSFB 2005-C5 securitization.

The relationship between the holders of the 375 Park Avenue Senior Companion Loans and the 375 Park Avenue Subordinate Companion Loans are governed by a co-lender agreement as described under “Description of the Mortgage Pool—Loan Combinations—The 375 Park Avenue Loan Combination” in the Free Writing Prospectus.

Capital Structure
375 Park Avenue Loan(1) $209,000,000	Other 375 Park Avenue Senior Companion Loans(2) $209,000,000
375 Park Avenue Subordinate Companion Loans(3) $364,750,000
Mezzanine Loans(4) $217,250,000

(1)	The 375 Park Avenue Loan is comprised of Note A-1C-A ($150.0 million), Note A-1C-B ($34.0 million) and Note A-1C-C ($25.0 million).
(2)
The other 375 Park Avenue Senior Companion Loans are comprised of Note A-1A ($75.0 million), Note A-1B-A ($25.0 million), Note A-1B-B ($25.0 million), Note A-1B-C ($25.0 million), Note A-1B-D ($25.0 million) and Note A-1B-E ($34.0 million).

(3)	The 375 Park Avenue Subordinate Companion Loans are comprised of Note A-2A ($182.375 million) and Note A-2B ($182.375 million).
(4)	The mezzanine loans are comprised of a senior mezzanine loan ($142.25 million) and a junior mezzanine loan ($75.0 million).

COMM 2013-CCRE8 trust

CGCMT 2013-375P trust

The senior mezzanine loan is held by TIAA and the junior mezzanine loan is held by a third party.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan	$418,000,000	41.5%	Repayment of Debt & Preferred Equity	$685,003,240	67.9%
Subordinate Loan	$364,750,000	36.2%	Defeasance Costs	$60,719,915	6.0%
Mezzanine Loan	$217,250,000	21.5%	Reserves	$20,826,985	2.1%
Credits/Deposits	$8,184,662	0.8%	Closing Costs	$17,480,144	1.7%
			Return of Equity	$224,154,378	22.2%
Total Sources	$1,008,184,662	100.0%	Total Uses	$1,008,184,662	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

375 Park Avenue New York, NY 10152	Collateral Asset Summary – Loan No. 1 375 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$209,000,000 26.1% 4.75x 17.6%

The Borrower / Sponsor.    The borrower, 375 Park Fee LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are Aby Rosen and Michael Fuchs, co-founders and principals of RFR Holding LLC, on a joint and several basis.

RFR Holding LLC (“RFR”) is a Manhattan based, privately controlled real estate investment, development and management company founded in 1991 by Aby Rosen and Michael Fuchs. RFR has built a portfolio of commercial and residential real estate, including many of New York’s signature office towers, ultra-luxury condominiums, hotels and high-end retail developments. In 2002, Mr. Rosen was honored by the Landmarks Conservancy with its Chairman’s Award and Mr. Rosen was recently appointed by the Governor of New York as the Chair of the New York State Council on the Arts. Both Mr. Rosen and Mr. Fuchs remain active in the operations of RFR and are dedicated philanthropists.

The Property.    The 375 Park Avenue Property is a 38-story, 830,928 sq. ft. Class A office building located in Midtown in New York City, New York, on the easterly side of Park Avenue between East 52nd and East 53rd Streets, in close proximity to subway stations as well as Grand Central Terminal, providing access via Metro-North Railroad. The 375 Park Avenue Property has four below grade concourse levels, including a 150-space parking garage and the Brasserie restaurant.  The ground floor is home to the Four Seasons Restaurant, a large granite outdoor plaza with water fountains and a main lobby which contains Picasso Alley. Office space is located on the second through 38th floors. As of April 12, 2013, the 375 Park Avenue Property was 90.2% occupied by 60 tenants.

The construction of the 375 Park Avenue Property was commissioned by the Seagrams Company in 1958 to serve as the company’s headquarters. In 1976, the building was designated a New York City landmark and in 1984, the 375 Park Avenue Property was awarded the American Institute of Architects’ Twenty-Five Year Award. RFR purchased the 375 Park Avenue Property in December 2000 from the Teachers Insurance and Annuity Association.

Environmental Matters. The Phase I environmental report dated March 18, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the 375 Park Avenue Property, which is already in place.

Major Tenants.

Wells Fargo (250,818 sq. ft., 30.2% of NRA, 26.9% of U/W Base Rent) Wells Fargo, rated AA-/A2/A+ by Fitch/Moody’s/S&P, is an American financial services company with offices in more than 35 countries, employs over 265,000 people and has total assets in excess of $1.4 trillion.

Originally, the space occupied by Wells Fargo at the 375 Park Avenue Property was occupied by Charlotte, North Carolina based Wachovia, which was acquired by Wells Fargo in 2008. Prior to moving to the 375 Park Avenue Property, Wachovia had been at 1 New York Plaza. Seeking a more prestigious Midtown location, Wachovia leased out approximately 160,000 sq. ft. in 2005 at the 375 Park Avenue Property, then an additional 65,000 sq. ft. a year later. Wells Fargo has further expanded its presence in the building with an expansion to the 10th floor, leasing an additional 1,500 sq. ft. The 375 Park Avenue Property serves as Wells Fargo’s New York International Branch of the company, home to trading and investment banking operations.

Wells Fargo has a one-time termination option with respect to a minimum of 65% of its leased space upon notice given by July 27, 2014 and termination shall be effective November 27, 2015 with payment of a termination fee estimated to be approximately $64.8 million ($272.70 PSF). This termination fee is equal to (i) unamortized Wells Fargo lease costs (over the originally scheduled term) incurred and paid by the borrower for (a) all brokerage commissions for the terminated premises (but in no event more than 150% of a full commission using Jones Lang Lasalle Americas, Inc.’s rates for the terminated premises), (b) the free rent granted by the borrower for the terminated premises, (c) the cost of the borrower’s work and the work allowances granted by the borrower for the terminated premises and (d) legal fees, amortized on a straight-line basis over the originally scheduled term of the terminated premises, at an annual interest rate of 6% plus (ii) an amount equal to 18 months of fixed rent and escalation rent payable at rates in effect as of the date of the cancellation option for the terminated premises. In the event that Wells Fargo exercises its termination option, the borrower will be required to deposit $40.0 million ($168.34 PSF) of the Wells Fargo termination fee into the Wells Fargo rollover reserve and if excess cash flow is then being swept (see “Lockbox / Cash Management” herein), then borrower is required to deposit the balance of the termination fee into the excess cash flow reserve (see “Ongoing Reserves” herein).

Wells Fargo’s lease term runs through February 2021 and it has two five-year extension options at 95% of the then prevailing market rate with at least 12 months notice, but no more than 24 months notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

375 Park Avenue New York, NY 10152	Collateral Asset Summary – Loan No. 1 375 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$209,000,000 26.1% 4.75x 17.6%

Clayton, Dubilier & Rice (55,726 sq. ft., 6.7% of NRA, 9.2% of U/W Base Rent) Clayton, Dubilier & Rice is a private equity firm with offices in New York and London that was founded in 1978. The firm’s investments span a number of industry segments with enterprise values ranging from $1.0 billion to $15.0 billion and have included companies such as Lexmark International and Hertz.

Clayton, Dubilier & Rice has been at the 375 Park Avenue Property since 1995 and currently occupies 21,379 sq. ft. on the 14th and 22nd floors that expire in December 2013 and 34,347 sq. ft. on the 18th and 19th floors that expire in December 2025. Clayton, Dubilier & Rice has a termination option with respect to its space on the 14th floor as of September 30, 2013 upon 30 days prior notice. The space on the 18th and 19th floors is currently under rent abatement through December 2013. At closing, the borrower reserved an amount equal to 12 months rent to cover this rent abatement. Clayton, Dubilier & Rice has one five-year extension option for the 18th and 19th floors at the higher of fair market rent or the current rental rate under the terms of the lease, provided that the renewal must include the space on the 18th floor.

Arden Asset Management (40,695 sq. ft., 4.9% of NRA, 5.9% of U/W Base Rent) Founded in 1993, Arden Asset Management (“Arden”) is a New York City based portfolio management firm and investment advisor that caters primarily to institutional investors. Arden specializes in alternative asset management, which includes creating and managing portfolios of hedge funds. The firm also provides risk aggregation and advisory services to clients. In December 2012, Arden launched a $700.0 million open-end mutual fund through a partnership with Fidelity Investments. Arden has approximately $7.5 billion in assets under management and employs over 70 people between its New York City headquarters and its office in London.

Arden’s lease term runs through February 2016 and it has one five-year extension option at a fair offer rental rate with at least 12 months notice, provided there is no event of default under the lease and Arden is in physical occupancy of no less than 70% of its rentable area under the lease.

Arden currently subleases 4,486 sq. ft. of third floor space to Advent International Corporation. This sublease is coterminous with the Arden lease.

The Market.     The 375 Park Avenue Property is located in an area of Midtown known as the Park Avenue sub-district, which is considered to be one of Manhattan’s premier office locations. The area is home to many of New York’s well known landmarks, restaurants, hotels, retail shops and tourist attractions, and is accessible via several major transportation hubs.  The 375 Park Avenue Property is located within the Plaza District, which has historically exhibited the highest rents in Midtown due to the demand generated by its location and quality space available. A diverse array of businesses are represented in the Plaza District, including domestic and international banking, legal services, manufacturing, securities and holdings, printing and publishing, advertising and communications. The Plaza District serves as the headquarters for 21 Fortune 500 companies, including J.P. Morgan Chase & Co., Citigroup, MetLife, CBS, McGraw-Hill Companies and Polo Ralph Lauren, among others. Several first class hotels offering luxury accommodations to business travelers and tourists are located in the Plaza District, including The Peninsula, The Plaza, The Essex House, New York Palace, the St. Regis Hotel, The Four Seasons and The Ritz-Carlton. The presence of these luxury hotels as well as more moderately priced accommodations in the immediate vicinity serve as a demand driver for international and domestic firms seeking space in Manhattan.

The overall New York City office market ended Q1 2013 with a vacancy rate of 7.2%, 0.2% lower than the previous quarter. The Class A office market reported a vacancy rate of 8.6% at the end of Q1 2013, 0.1% lower than year-end 2012. Net absorption for the overall New York City office market was positive at 933,988 sq. ft. for the first quarter 2013, higher than the previous quarter which had positive 870,100 sq. ft. The Class A office market recorded net absorption of positive 428,657 sq. ft., slightly lower than the previous quarter which had 439,452 sq. ft. Rental rates increased for the overall market, with an average quoted asking rental rate for available office space of $49.78 PSF at the end of Q1 2013, a 0.6% increase over the previous quarter’s average of $49.50 PSF.

The appraiser indentified six comparable Class A office buildings in the New York City market, which are presented in the subsequent chart.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

375 Park Avenue New York, NY 10152	Collateral Asset Summary – Loan No. 1 375 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$209,000,000 26.1% 4.75x 17.6%

Competitive Set(1)
Name/Location (New York, NY)	Year Built / Renovated	Class	NRA (Sq. Ft.)	Occupancy	Rental Rate PSF
375 Park Avenue Property	1958 / NAP	A	830,928	90.2%	$135.00-$145.00(2)
767 Fifth Avenue	1968 / NAP	A	1,637,379	97.3%	$105.00-$120.00
550 Madison Avenue	1982 / NAP	A	620,000	100.0%	NAV
590 Madison Avenue	1982 / 2006	A	1,016,413	89.3%	$110.00-$140.00
667 Madison Avenue	1987 / NAP	A	208,300	100.0%	NAV
390 Park Avenue	1951 / 2001	A	260,000	100.0%	NAV
9 West 57th Street	1971 / NAP	A	1,500,000	54.9%	$115.00-$200.00
Total/Wtd. Avg.(3)			5,242,092	84.2%	$105.00-$200.00
(1)	Source: Appraisal
(2)	The appraiser concluded a market rent for the 375 Park Avenue Property of $135.00 PSF for floors two through 10, and $145.00 PSF for floors 11 through 38 for office space.
(3)	Total/Wtd. Avg. does not include the 375 Park Avenue Property.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W PSF
Base Rent(1)	$74,768,380	$77,470,069	$75,749,300	$76,780,682	$92.40
Value of Vacant Space	0	0	0	11,415,745	13.74
Market Adjustment(2)	0	0	0	10,222,667	12.30
REBNY Re-measurement(3)	0	0	0	2,220,672	2.67
Gross Potential Rent	$74,768,380	$77,470,069	$75,749,300	$100,639,767	$121.12
Total Recoveries	6,057,413	7,701,239	8,265,786	7,622,666	9.17
Total Other Income	7,489,540	7,662,737	7,412,769	6,222,406	7.49
Less: Vacancy(4)	0	0	0	(3,600,244)	(4.33)
Effective Gross Income	$88,315,333	$92,834,045	$91,427,856	$110,884,595	$133.45
Total Operating Expenses	34,754,604	36,088,896	37,349,467	37,214,603	44.79
Net Operating Income	$53,560,730	$56,745,149	$54,078,389	$73,669,992	$88.66
TI/LC	0	0	0	2,440,231	2.94
Capital Expenditures	0	0	0	249,278	0.30
Net Cash Flow	$53,560,730	$56,745,149	$54,078,389	$70,980,482	$85.42
(1)	U/W Base Rent includes $331,903 in contractual step rent through March 2014.
(2)
The appraiser concluded a market rent for the 375 Park Avenue Property of $135.00 PSF for floors two through 10, and $145.00 PSF for floors 11 through 38 for office space. The market adjustment shown in the table above reflects an 8% discount rate to calculate the present value of any below or above market rents.

(3)
On January 3, 2013, a REBNY re-measurement concluded that the total net rentable area at the 375 Park Avenue Property is equal to 858,671 sq. ft. The REBNY Re-measurement amount shown in the chart above was calculated based on the difference between the previously measured square footage and the re-measured square footage multiplied by the appraiser’s concluded market rents.  The product of this calculation was completed as of the lease maturity date for each tenant and discounted at a rate of 8% to yield the present value of such adjustment.

(4)	U/W Vacancy represents 3.3% of gross income.

Property Management.    The 375 Park Avenue Property is managed by RFR Realty LLC, a borrower affiliate.

Lockbox / Cash Management.    The 375 Park Avenue Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default under the 375 Park Avenue Loan Combination or mezzanine loan documents, (ii) if the debt service coverage ratio for the trailing 12-month period is less than 1.15x through the payment date occurring in May 2015 and 1.20x thereafter (in each case based on the 375 Park Avenue Loan Combination and the mezzanine loan, (iii) upon the occurrence of a Wells Fargo Non-Renewal Event (as defined herein) or (iv) on January 1st of the calendar year that is one calendar year prior to a Rollover Year with respect to a Wells Fargo Trigger Space (both, as defined herein).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

375 Park Avenue New York, NY 10152	Collateral Asset Summary – Loan No. 1 375 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$209,000,000 26.1% 4.75x 17.6%

In the case of a sweep pursuant to clause (ii) above, excess cash is deposited into the excess cash flow reserve. In the case of a sweep pursuant to clauses (iii) or (iv), excess cash is deposited into the Wells Fargo rollover reserve.

A “Wells Fargo Non-Renewal Event” commences if Wells Fargo fails to (i) provide the borrower with written notice of its intention to extend or renew its lease for a minimum renewal or extension term of five years by February 28, 2020 or (ii) extend or renew the Wells Fargo lease for a minimum renewal or extension term of five years prior to the expiration of the term of the Wells Fargo lease.

A “Wells Fargo Trigger Space” means if (i) Wells Fargo gives notice to the borrower, in accordance with the Wells Fargo lease, that it is exercising its termination option and (ii) 150,000 sq. ft. or more of Wells Fargo space is either vacant and/or demised pursuant to one or more leases which expire or terminate (or contain an option or right of the tenant thereunder to terminate such lease) in calendar year 2020, 2021, 2022 or the portion of the calendar year 2023 prior to the maturity date of the mortgage loan (each such calendar year or portion thereof, a “Rollover Year,” provided that the Rollover Year with respect to any vacant Wells Fargo space shall be 2020).

Initial Reserves.    At closing, the borrower deposited (i) $8,053,771 into a tax reserve account, (ii) $3,000,000 into the TI/LC reserve account for future tenant improvement obligations and leasing commissions and for Wells Fargo rollover costs other than free rent, (iii) $1,705,688 into the required repairs reserve account, (iv) $4,385,745 into a reserve for free rent, (v) $2,768,868 into a reserve for outstanding TI/LC obligations, (vi) $482,888 into a reserve for outstanding landlord work and (vii) $430,025 into a reserve for new leases.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) $20,774 into a capital expenditure account and (ii) $250,000 into a TI/LC reserve account. The borrower is required to deposit monthly 1/12 of amount sufficient to pay property taxes payable during the next 12 months assuming such taxes are paid on the 30th day prior to the date on which they are due and payable. Monthly insurance reserve deposits will be waived so long as the 375 Park Avenue Property is covered by a blanket policy approved by the lender. In addition, the borrower is required to deposit $40.0 million of the Wells Fargo termination fee into the Wells Fargo rollover reserve and if excess cash flow is then being swept (as described above), then borrower is required to deposit the balance of the termination fee into the excess cash flow reserve.

Current Mezzanine or Subordinate Indebtedness.    The 375 Park Avenue Loan Combination includes the 375 Park Avenue Subordinate Companion Loans, which consists of two subordinate notes, Note A-2A and Note A-2B, each with an original principal balance of $182.375 million. The 375 Park Avenue Subordinate Companion Loans are coterminous with the 375 Park Avenue Senior Companion Loan and accrues interest at a rate of approximately 3.5261% per annum. The 375 Park Avenue Subordinate Companion Loans are interest only for their entire 10-year terms. The 375 Park Avenue Subordinate Companion Loans will be included in the CGCMT 2013-375P securitization.

A total of $217.25 million in mezzanine financing was funded along with the 375 Park Avenue Loan Combination comprised of a $142.25 million senior mezzanine loan and a $75.0 million junior mezzanine loan. The senior mezzanine loan and the junior mezzanine loan are both coterminous with the 375 Park Avenue Loan Combination and accrue interest at a rate of 5.6500% and 7.1500% per annum, respectively. Both the senior mezzanine loan and junior mezzanine loan are interest only for their entire 10-year terms.

Future Mezzanine or Subordinate Indebtedness Permitted.    Certain indirect owners of the borrower are permitted to a one-time right during the term of the 375 Park Avenue Loan to incur additional subordinate mezzanine financing in an amount not to exceed $100.0 million provided, among other criteria in the mortgage loan documents, (i) the combined loan-to-value ratio for the 375 Park Avenue Loan Combination, the existing mezzanine debt described above and mezzanine financing to be financed (collectively, the “375 Park Avenue Whole Loan”) is no greater than 59.375%, (ii) the combined debt service coverage ratio for the 375 Park Avenue Whole Loan is not less than 1.35x and (iii) the combined debt yield for the 375 Park Avenue Whole Loan is not less than 5.75%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

375 Park Avenue New York, NY 10152	Collateral Asset Summary – Loan No. 1 375 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$209,000,000 26.1% 4.75x 17.6%

375 PARK AVENUE

FLOOR	Tenants	TOTAL SQ. FT.
38	WCC Associates, 3,631 sq. ft., 5/31/2014; Fintech Advisory, 6,375 sq. ft., 5/31/2014; Tenantwise Inc., 1,927 sq. ft., 5/31/2014; Brant Point Capital Management, 5,473 sq. ft., 4/30/2017	17,406
37	Cowperwood Company, 2,239 sq. ft., 9/30/2015; ConocoPhillips Company, 2,969 sq. ft., 9/30/2015; Echo Street Capial Mgmt LLC, 5,063 sq. ft., 9/30/2015; Alan Roberts & Associates, 1,915 sq. ft., 9/30/2015; Fried, Frank, Harris Shriver & Jacobson, 5,478 sq. ft., 11/30/2017	17,664
36	Milbank, Tweed, Hadley & MCloy, 4,015 sq. ft., 6/30/2013; Fried, Frank, Harris Shriver & Jacobson, 5,649 sq. ft., 11/30/2017; Gefinor (USA) Inc., 2,376 sq. ft., 8/31/2017; Vacant, 5,770 sq. ft.	17,810
35	Vacant, 12,445 sq. ft.; Ontario Teacher's Pension Plan, 2,953 sq. ft., 3/31/2021; Vacant, 2,864 sq. ft.	18,262
34	Arbor Realty Trust, 10,573 sq. ft., 11/30/2020; Banco de Bogota, 1,478 sq. ft., 8/31/2015; Pouschine Cook Capital Management, LLC, 5,473 sq. ft., 8/31/2015	17,524
33	Medley Partners, 1,616 sq. ft., 2/29/2016; Medley Partners, 2,808 sq. ft., 2/29/2016; Medley Partners, 6,397 sq. ft., 2/29/2016; Medley Partners, 1,617 sq. ft., 2/29/2016; Arden Asset Management Inc., 5,473 sq. ft., 2/29/2016	17,911
32	Arden Asset Management, 17,484 sq. ft., 2/29/2016	17,484
31	Arden Asset Management *(Advent International Corp. 4,486 sq. ft.)*, 17,738 sq. ft., 2/29/2016	17,738
30	3i Corporation *(Trilantic Capital Mgmt. LLC 12,000 sq. ft.)*, 17,500 sq. ft., 3/31/2018	17,500
29	Star Management Services LLC, 18,190 sq. ft., 6/30/2015	18,190
28	Ehrenkranz & Ehrenkranz LLP, 16,948 sq. ft., 1/31/2022	16,948
27	LFG America Inc. *(Mintoy)*, 3,180 sq. ft., 7/31/2014; Francis X. Morrissey, Jr., 1,538 sq. ft., 7/31/2014; SR Capital, 2,392 sq. ft., 7/31/2014; Fremont Realty Capital, 5,248 sq. ft., 7/31/2014; Ehrenkranz & Ehrenkranz LLP, 4,351 sq. ft., 1/31/2022	16,709
26	Vacant, 2,872 sq. ft.; Religare Global Asset Management, 2,410 sq. ft., 2/29/2016; Servcorp NY LLC, 1,807 sq. ft., 2/28/2021; Servcorp New York LLC, 5,355 sq. ft., 2/28/2021; Onexim Sports & Entertainment, 2,383 sq. ft., 7/31/2015; Management Office, 2,618 sq. ft., MTM	17,445
25	Ulyssesone, 2,437 sq. ft., 8/31/2014; Int'l Bank of Azerbaijan, 2,508 sq. ft., 5/31/2016; Hans Holterbosch, 2,191 sq. ft., 5/31/2016; Willis of NY, Inc., 1,404 sq. ft., 4/30/2014; Crestline Research, 2,084 sq. ft., 5/31/2016; Lindemann Cap. *(Barclay Services Corp.)*, 2,394 sq. ft., 7/31/2021; Religare Capital Mkts., 4,503 sq. ft., 7/31/2016	17,521
24	EnTrust Capital Inc., 17,519 sq. ft., 3/31/2021	17,519
23	Pamplona Capital Management, 5,465 sq. ft., 11/30/2022; Lyford Group International, Ltd *(Zephyros Holdings – 2,762 SF)*, 7,303 sq. ft., 11/30/2015; Goldman Sachs Group, 4,410 sq. ft., 11/30/2015	17,178
22	Broken Hill Proprietary (USA) Inc., 5,461 sq. ft., 1/31/2019; Invemed Associates Inc., 6,800 sq. ft., 12/31/2015; Clayton Dubilier & Rice, 4,410 sq. ft., 12/31/2013	16,671
21	Aviva Investors, 17,519 sq. ft., 4/30/2020	17,519
20	Strategic Asset Services LLC, 12,739 sq. ft., 3/31/2022; Orion Company, 4,780 sq. ft., 6/30/2016	17,519
19	Clayton, Dubilier & Rice, 17,519 sq. ft., 12/31/2025	17,519
18	Clayton, Dubilier & Rice, 16,828 sq. ft., 12/31/2025	16,828
17	Lexa Partners, 16,828 sq. ft., 11/30/2014	16,828
16	Horace W. Goldsmith Fnd. *(D. Francis Finlay – 1,537 sq. ft.)*, 6,825 sq. ft., 8/31/2022; Princeton Holdings LLC, 5,479 sq. ft., 8/31/2022; Vacant, 4,724 sq. ft.	17,028
15	Vacant, 5,793 sq. ft.; InvestIndustrial, 3,400 sq. ft., 4/30/2023; Vacant, 4,157 sq. ft.; Chevez, Ruiz, Zamarripa, 1,929 sq. ft., 12/31/2015; Blue Sky Ventures, 1,280 sq. ft., 1/31/2016	16,559
14	Clayton, Dubilier & Rice (Temporary Space), 16,969 sq. ft., 12/31/2013	16,969
13	Centerbridge Partners, 6,330 sq. ft., 5/31/2017; Centerbridge Partners *(Crispin Capital)*, 1,616 sq. ft., 5/31/2017; Centerbridge Partners, 1,132 sq. ft., 5/31/2017; Centerbridge Partners, 4,657 sq. ft., 5/31/2017; Centerbridge Partners, 3,194 sq. ft., 5/31/2017	16,929
12	Centerbridge Partners, 16,018 sq. ft., 5/31/2017	16,018
11	Vacant, 15,667 sq. ft.	15,667
10	Wells Fargo, 1,538 sq. ft., 2/28/2021; Wells Fargo, 3,224 sq. ft., 2/28/2021; Wells Fargo, 8,108 sq. ft., 2/28/2021; Wells Fargo, 12,154 sq. ft., 2/28/2021	25,024
9	Wells Fargo, 25,024 sq. ft., 2/28/2021	25,024
8	Vacant, 26,060 sq. ft.	26,060
7	Wells Fargo, 25,024 sq. ft., 2/28/2021	25,024
6	Wells Fargo, 25,024 sq. ft., 2/28/2021	25,024
5	Wells Fargo, 25,024 sq. ft., 2/28/2021	25,024
4	Wells Fargo, 37,500 sq. ft., 2/28/2021	37,500
3	Wells Fargo, 37,500 sq. ft., 2/28/2021	37,500
2	Wells Fargo, 37,500 sq. ft., 2/28/2021	37,500
1M	The Four Seasons, 4,872 sq. ft., 7/31/2016	4,872
1	The Four Seasons, 14,940 sq. ft., 7/31/2016; Lobby	14,940
CA	Wells Fargo, 10,578 sq. ft., 2/28/2021; Four Seasons, 9,664 sq. ft., 7/31/2016; Brasserie, 8,401 sq. ft., 1/31/2019; Metropolitan Fiber Systems, 150 sq. ft., MTM; Verizon, 454 sq. ft., MTM; PBM, 686 sq. ft., MTM; Cogent, 9 sq. ft., MTM; Central Parking Garage (Ramp), 0 sq. ft., 10/31/2019	29,942
CB	Central Parking Garage, 27,315 sq. ft., 10/31/2019; Central Parking Garage (Ramp), 0 sq. ft., 10/31/2019	27,315
CC	Wells Fargo, 2,620 sq. ft., 2/28/2021; PBM, 209 sq. ft., MTM; PBM, 178 sq. ft., MTM; PBM, 178 sq. ft., MTM; PBM, 720 sq. ft., MTM; PBM, 450 sq. ft., MTM; PBM, 1,076 sq. ft., MTM; PBM, 845 sq. ft., MTM; Vacant, 570 sq. ft.; Vacant, 470 sq. ft.	7,316
		830,928

VACANT | BUILDING | MTM | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024+

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

375 Park Avenue New York, NY 10152	Collateral Asset Summary – Loan No. 1 375 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$209,000,000 26.1% 4.75x 17.6%

CARTIFACT
375 Park Avenue
375 Park Avenue
New York, NY 10152
CENTRAL PARK
THE POND
CENTRAL PARK SOUTH
MIDTOWN NORTH
ROCKEFELLER CENTER
DIAMOND ROW
TURTLE BAY
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
W 57TH STREET
E 57TH STREET
W 42ND STREET
E 42ND STREET
BLOOMINGDALE'S
THE PLAZA HOTEL
GENERAL MOTORS BLDG.
BLOOMBERG TOWER
SOLOW BLDG
CITIGROUP CENTER
LIPSTICK BLDG
CBS
TISHMAN
PARK AVE PLAZA
345 PARK
AXA CENTER
RADIO CITY MUSIC HALL
ST. PATRICK'S CATHEDRAL
WALDORF ASTORIA HOTEL
300 PARK
299 PARK
277 PARK
245 PARK
270 PARK
HELMSLEY BUILDING
MET LIFE BUILDING
GRAND CENTRAL TERMINAL
GRAYBAR BLDG.
CHRYSLER BLDG
GRACE BLDG
HBO
West New York
Union City
Hoboken
Jersey City
MANHATTAN
New York
QUEENS
BROOKLYN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 57.7% 1.62x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 57.7% 1.62x 9.2%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Joseph K. Paul; Jay Paul Revocable		Collateral:	Fee Simple
	Living Trust		Location:	Sunnyvale, CA
Borrower:	MT Lot 3 EFG LLC		Year Built / Renovated:	2009 / NAP
Original Balance(1):	$115,000,000		Total Sq. Ft.:	676,598
Cut-off Date Balance(1):	$115,000,000		Property Management:	Paul Holdings, Inc.
% by Initial UPB:	8.3%		Underwritten NOI:	$22,496,944
Interest Rate:	3.80408%		Underwritten NCF:	$21,445,259
Payment Date:	6th of each month		Appraised Value:	$424,500,000
First Payment Date:	May 6, 2013		Appraisal Date:	February 6, 2013
Maturity Date:	October 6, 2023
Amortization(2):	Interest only for first 72 months; 360		Historical NOI(7)
	months thereafter		Most Recent NOI:	NAP
Additional Debt(1):	$130,000,000 Pari Passu Debt		2012 NOI:	NAP
	$55,000,000 Mezzanine Loan		2011 NOI:	NAP
Call Protection(3):	L(26), YM1(93), O(7)		2010 NOI:	NAP
Lockbox / Cash Management:	Hard / In Place		2009 NOI:	NAP
			2008 NOI:	NAP
Reserves(4)
	Initial	Monthly	Historical Occupancy(7)
Taxes:	$0	$177,099	Current Occupancy:	91.4% (April 1, 2013)
Insurance:	$0	Springing	2012 Occupancy:	NAP
Replacement:	$0	$11,277	2011 Occupancy:	NAP
TI/LC:	$14,591,980	$0	2010 Occupancy:	NAP
Building G TI/LC Reserve:	$5,395,525	$0	2009 Occupancy:	NAP
Garage Reserve:	$2,829,530	$0	2008 Occupancy:	NAP
Lease Sweep Reserve:	$0	Springing
(1)    The Original Balance and Cut-off Date Balance of $115.0 million represent the non-controlling Note A-2 and Note A-3 of the $245.0 million Moffett Towers Phase II Loan Combination evidenced by three pari passu notes. The pari passu companion loan is also comprised of the controlling Note A-1, with an original principal balance of $130.0 million, which note was previously deposited in the COMM 2013-CCRE7 trust . For additional information on the pari passu companion loans, see “The Loan” herein. For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(2)    Following an initial 72-month interest only period from the first payment date, the Moffett Towers Phase II Loan Combination is structured with a fixed amortization schedule based on a 360-month amortization period for the mortgage loan, together with the related mezzanine loan. See Annex H-I of the Free Writing Prospectus.
(3)    Partial release is permitted. See “Partial Release” herein.
(4)    See “Initial Reserves” and “Ongoing Reserves” herein.
(5)    DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Moffett Towers Phase II Loan Combination.
(6)    Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.38x and 2.27x, respectively.
(7)    The Moffett Towers Phase II Property was constructed in 2009 as “warm shell” construction and was subsequently improved between 2011 and 2012. Lease up began in April 2012 and has continued into 2013.

Financial Information(5)
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$362	$443
Balloon Balance / Sq. Ft.:	$334	$409
Cut-off Date LTV:	57.7%	70.7%
Balloon LTV:	53.3%	65.2%
Underwritten NOI DSCR(6):	1.70x	1.25x
Underwritten NCF DSCR(6):	1.62x	1.19x
Underwritten NOI Debt Yield:	9.2%	7.5%
Underwritten NCF Debt Yield:	8.8%	7.1%
Underwritten NOI Debt Yield at Balloon:	9.9%	8.1%
Underwritten NCF Debt Yield at Balloon:	9.5%	7.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 57.7% 1.62x 9.2%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
HP(2)	A-/Baa1/BBB+	393,776	58.2%	$30.30	59.6%	3/31/2023(3)
Amazon(4)	NR/Baa1/AA-	224,492	33.2%	$36.00	40.4%	2/29/2024
Total Occupied Collateral		618,268	91.4%	$32.37	100.0%
Vacant		58,330	8.6%
Total		676,598	100.0%

(1)   Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)   HP leases 224,492 sq. ft. at 1140 Enterprise Way and 169,284 sq. ft. at 1160 Enterprise Way under two separate leases. Base rent was abated for the first 12 months of the initial lease term. Payment of base rent commenced on April 1, 2013.
(3)   HP has a one-time termination option as of April 1, 2020 upon 12 months prior notice with respect to its entire space subject to a termination fee equal to all unamortized costs plus interest on the cumulative sum of such unamortized costs.
(4)   This space is leased by A2Z Development Center, Inc., a subsidiary of Amazon.com, Inc. Amazon.com, Inc. provided a parent guaranty of this lease.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	1	393,776	58.2%	393,776	58.2%	$30.30	59.6%	59.6%
Thereafter	1	224,492	33.2%	618,268	91.4%	$36.00	40.4%	100.0%
Vacant	NAP	58,330	8.6%	676,598	100.0%	NAP	NAP
Total / Wtd. Avg.	2	676,598	100.0%			$32.37	100.0%

(1)   Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 57.7% 1.62x 9.2%

The Loan.    The Moffett Towers Phase II loan (the “Moffett Towers Phase II Loan”) consists of the non-controlling Note A-2 and non-controlling Note A-3, in the aggregate original principal amount of $115.0 million, of a fixed rate loan in the aggregate principal amount of $245.0 million (the “Moffett Towers Phase II Loan Combination”). The Moffett Towers Phase II Loan Combination is secured by the borrower’s fee simple interest in three Class A, suburban office buildings containing 676,598 sq. ft. in the aggregate located at 1120, 1140 and 1160 Enterprise Way in Sunnyvale, California (the “Moffett Towers Phase II Property”).  The $245.0 million Moffett Towers Phase II Loan Combination is evidenced by three pari passu notes. Only the Note A-2, with an original principal balance of $57.5 million and the Note A-3, with an original principal balance of $57.5 million, are included in the COMM 2013-CCRE8 trust. The Note A-1, with an original principal balance of $130.0 million, was previously securitized in the COMM 2013-CCRE7 trust. The Moffett Towers Phase II Loan has a 10.5-year term and amortizes on a fixed schedule, after an initial six-year interest only period. The fixed schedule results in a 360-month effective amortization period.

The Moffett Towers Phase II Loan accrues interest at a fixed rate equal to 3.80408% and has a cut-off date balance of $115.0 million. The proceeds of the Moffett Towers Phase II Loan Combination, along with a $55.0 million mezzanine loan funded concurrently, were used to fund reserves of approximately $22.8 million, pay closing costs and retire existing debt of approximately $169.8 million, giving the borrower a return of equity of approximately $104.2 million. Based on the appraised value of $424.5 million as of February 6, 2013, the cut-off date LTV of the Moffett Towers Phase II Loan Combination is 57.7% and the remaining implied equity is $124.5 million. The most recent prior financing of the Moffett Towers Phase II Property was not included in a securitization.

The relationship between the holders of the Note A-1, Note A-2 and Note A-3 are governed by an intercreditor agreement which is described under “Description of the Mortgage Pool―Loan Combinations―The Moffett Towers Phase II Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$130,000,000	$130,000,000	COMM 2013-CCRE7	Yes
Note A-2	$57,500,000	$57,500,000	COMM 2013-CCRE8	No
Note A-3	$57,500,000	$57,500,000	COMM 2013-CCRE8	No
Total	$245,000,000	$245,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$245,000,000	81.7%	Loan Payoff	$169,822,502	56.6%
Mezzanine Loan	$55,000,000	18.3%	Reserves	$22,817,035	7.6%
			Closing Costs	$3,176,647	1.1%
			Return of Equity	$104,183,816	34.7%
Total Sources	$300,000,000	100.0%	Total Uses	$300,000,000	100.0%

The Borrower / Sponsor.    The borrower, MT Lot 3 EFG LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantors are Joseph K. Paul (“Jay Paul”) and the Jay Paul Revocable Living Trust, on a joint and several basis.

Founded by Jay Paul in 1975, the Jay Paul Company is headquartered in San Francisco, California and focuses on the development, acquisition and management of commercial properties in California. Jay Paul Company has developed and acquired in excess of six million square feet of real estate and has closed in excess of $2.5 billion worth of equity and debt financing since 2000. In addition, the Jay Paul Company has over 2.1 million square feet of LEED Certified office space throughout its portfolio.

The Property. The Moffett Towers Phase II Property consists of three, eight-story Class A LEED Certified Gold suburban office buildings totaling 676,598 sq. ft. located in Sunnyvale, California, approximately a half mile north of the intersection of U.S. Highway 101 and State Highway 237. The Moffett Towers Phase II Property, developed by the sponsor in 2009, is part of a larger 1.99 million sq. ft. campus which spans 52 acres and seven office buildings (known generally as “Moffett Towers”) and includes an amenities building which is occupied by the Moffett Towers Club. The Moffett Towers Club is a full-service, 48,000 sq. ft. health and wellness club which is open exclusively to the tenants of Moffett Towers and includes a fitness center, pool, basketball court, spa and café and is not collateral for the Moffett Towers Phase II Loan. There are two separate parking garages for a total of 2,230 parking spaces for a ratio of 3.30 spaces per 1,000 sq. ft which exist for the benefit of tenants of Moffett Towers and are not collateral for the Moffett Towers Phase

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 57.7% 1.62x 9.2%

II Loan. In addition, the Moffett Towers Phase II Property benefits from access to several bus stops in the immediate area and the Santa Clara Light Rail station, located two blocks to the southeast. As of April 1, 2013, the Moffett Towers Phase II Property is 91.4% occupied by two credit rated tenants.

Environmental Matters. The Phase I environmental report dated March 14, 2013 recommended no further action at the Moffett Towers Phase II Property.

Major Tenants.

HP (393,776 sq. ft., 58.2% of NRA, 59.6% of U/W Base Rent). Hewlett-Packard Company (“HP”) (NYSE: HPQ), rated A-/Baa1/BBB+ by Fitch/Moody’s/S&P, provides one of the most comprehensive portfolios of hardware, software and technology services in the world. Founded in 1939, the company is headquartered in Palo Alto, California with its customer base including individual consumers, small and medium-sized businesses and large enterprises. As of October 31, 2012, HP reported total assets of approximately $108.8 million and net revenues of nearly $120.4 million.

HP’s initial lease commenced in April 2012 with 224,492 sq. ft. at 1140 Enterprise Way and 169,284 sq. ft. at 1160 Enterprise Way and expires March 31, 2023. Base rent was abated for the first 12 months of the initial lease term, which amount was fully reserved for at closing. Payment of base rent commenced on April 1, 2013. HP has a one-time termination option as of April 1, 2020 upon 12 months prior notice with respect to its entire space subject to a termination fee of $19,236,169, which is equal to all unamortized costs plus interest on the cumulative sum of such unamortized costs. HP has one five-year extension option at the greater of the existing base rent or 95% of the fair market value with at least six months prior notice. HP uses its space at the Moffett Towers Phase II Property as its global headquarters for software design and testing.

Amazon (224,492 sq. ft., 33.2% of NRA, 40.4% of U/W Base Rent). Amazon.com, Inc. (“Amazon”) (NASDAQ: AMZN), rated Baa1/AA- by Moody’s/S&P, originally began as an online bookstore in 1995. Today, the website has expanded to offer not only books but also movies, games, music, electronics and other general merchandise categories such as apparel and accessories, auto parts, home furnishings, health and beauty aids, toys and groceries. Amazon’s e-reader, the Kindle Fire HD, was the company’s bestselling product worldwide in 2012. Founded by Jeff Bezos, Bezos still operates as the company’s chairman and CEO and owns nearly 20% of the company. Net sales increased 27.1% year over year from approximately $48.1 billion to $61.1 billion in 2011 to 2012, respectively.

A2Z Development Center, Inc. (“A2Z”) is a subsidiary of Amazon and leases all 224,492 sq. ft. of 1120 Enterprise Way. Amazon provided a parent guaranty for this lease. A2Z commenced paying rent in February 2013 and its lease expires February 29, 2024. A2Z has two seven-year extension options at 100% of the fair market value with at least nine months prior notice and has no termination options. A2Z uses its space at the Moffett Towers Phase II Property for design and product development for the Kindle e-reader. A2Z is waiting for delivery of 1100 Enterprise Way, an eight-story building to contain an additional 357,481 sq. ft. and is set for completion in 2014. The addition of this space at the Moffett Towers Phase II Property will increase Amazon’s total presence to 581,973 sq. ft.

The Market.    The Silicon Valley area is home to a large concentration of high-tech manufacturing, software, and research and development firms. The region, which is comprised of San Mateo County and Santa Clara County, has a population of approximately 2.6 million people with an average household income of $112,471, approximately 67.0% above the nationwide average. Silicon Valley is home to 14 of the 2012 Fortune 500 companies, including Apple Inc., Cisco Systems, Google, Oracle Corporation and Hewlett-Packard. The Silicon Valley unemployment rate of 7.6%, as of December 2012, is lower than the State of California’s unemployment rate of 9.7%. Total employment in the Silicon Valley metropolitan statistical area grew by approximately 30,400 jobs from July 2011 to July 2012, and employment is expected to grow at an average annual rate of 2.0% from 2012 to 2016.

The Q4 2012 Sunnyvale submarket Class A direct vacancy rate was 5.5%. The neighboring Mountain View submarket office direct vacancy rate was 3.4%, which has pushed corporate high technology firms such as Apple, Hewlett-Packard, Motorola and Google to expand eastward into the Sunnyvale submarket. Through Q4 2012, overall absorption in the Sunnyvale submarket was approximately 1.2 million sq. ft., lowering the direct vacancy rate in the submarket to 5.5%. As of Q4 2012, Sunnyvale Class A office asking rents averaged $45.12 PSF FSG. The appraiser identified five comparable office tenants, which are presented in the subsequent chart. The appraiser determined market rent for the Moffett Towers Phase II Property to be $39.00 PSF NNN.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 57.7% 1.62x 9.2%

Lease Comparables(1)
Property	Tenant	Location	Year Built	Lease Area (Sq. Ft.)	Base Rent (NNN)	Lease Term (yrs)
Moffett Towers Phase II Property	Various	Sunnyvale, CA	2009	676,598	$32.37	11.0
Sunnyvale Towne Center	Apple, Inc.	Sunnyvale, CA	2010	156,960	$39.00	10.0
Sunnyvale Research Plaza	LinkedIn	Sunnyvale, CA	2014(2)	556,362	$38.52	12.0
Sunnyvale City Center	AppSense, Inc.	Sunnyvale, CA	2002	213,405	$43.20	7.0
Santa Clara Gateway	Global Foundaries	Santa Clara, CA	2013(2)	136,630	$39.00	7.0
Moffett Towers	Plaxo Inc.	Sunnyvale, CA	2008	40,448	$31.80	8.0
(1)   Source: Appraisal
(2)   Property is still under construction but has been pre-leased.

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent(1)	$22,671,741	$33.51
Value of Vacant Space	2,905,886	4.29
Gross Potential Rent	$25,577,626	$37.80
Total Recoveries	5,969,573	8.82
Total Other Income	600,660	0.89
Less: Vacancy(2)	(2,905,886)	(4.29)
Effective Gross Income	$29,241,973	$43.22
Total Operating Expenses	6,745,029	9.97
Net Operating Income	$22,496,944	$33.25
TI/LC	916,365	1.35
Capital Expenditures	135,320	0.20
Net Cash Flow	$21,445,259	$31.70

Average Annual Rent PSF(3)	$32.37

(1)   U/W Base Rent includes $2,658,616 in contractual step rent which represents the straight line average of step rent through the earlier of the termination option or lease term.
(2)   U/W Vacancy represents 9.0% of gross income.
(3)   Average Annual Rent PSF is based on operating statements and occupancy rates provided by the Moffett Towers Phase II Loan borrower. The Moffett Towers Phase II Property was constructed in 2009 and lease up began in April 2012 and has continued into 2013; therefore, historical average annual rent PSF figures are not available.

Property Management.    The Moffett Towers Phase II Property is managed by Paul Holdings, Inc. d/b/a Jay Paul Company, a borrower affiliate.

Lockbox / Cash Management.    The Moffett Towers Phase II Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Moffett Towers Phase II Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) from and after the third anniversary of the loan closing date, if there exists a Low Debt Service Period (as defined herein), (iii) upon the commencement of certain Lease Sweep Periods (as defined herein), or (iv) upon the occurrence of a default under the mezzanine loan.

A “Low Debt Service Period” commences if the debt service coverage ratio, as determined by lender, is less than 1.20x and ends if the debt service coverage ratio, as determined by lender, is at least 1.25x for two consecutive quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 57.7% 1.62x 9.2%

A “Lease Sweep Period” will commence upon the earliest to occur of, among other events, (i) October 1, 2019, (ii) early termination or cancellation of all or a Material Surrender Portion of a Lease Sweep Lease, or (iii) if a non-investment grade tenant ceases operating its business at the Moffett Towers Phase II Property.  A “Lease Sweep Lease” means any of (i) the Amazon lease, (ii) the HP lease for Building F, (iii) the HP lease at Building G, or (iv) any lease which is entered into by the borrower in replacement of any of the Amazon lease or any of the HP leases. A “Material Surrender Portion” means at least 28,000 sq. ft. of space (or if a full floor of space is less than 28,000 sq. ft. of space, a full floor of space) demised under a Lease Sweep Lease.  Beginning with the monthly payment date occurring in October 2019 (or sooner, if a Lease Sweep Period exists), the borrower will be required to deposit all excess cash on a monthly basis into the lease sweep reserve. If the amount of funds on deposit in the lease sweep reserve (together with lease termination payments, if any) equals $15,000,000, then all funds required to be deposited during the Lease Sweep Period will be required to be deposited into a debt service reserve up to a cap (including the amounts in the lease sweep reserve) of $22,500,000. Notwithstanding the foregoing, if a Lease Sweep Period is in effect due solely to the early termination or cancellation of a Material Surrender Portion of a Lease Sweep Lease, the lease sweep and debt service reserve cap will be equal to $33.50 times the number of sq. ft. of affected space.

Initial Reserves.    At or following loan origination, the borrower deposited (i) $14,591,980 into the TI/LC reserve, all of which was reserved for outstanding tenant improvements related to the Amazon tenant, (ii) $5,395,525 into a reserve providing funds for TI/LC for the Building G vacant space, and (iii) $2,829,530 into a reserve providing final payment associated with completion of the parking garages on the common areas of the Moffett Towers Phase II Property.

Ongoing Reserves.    In addition to required deposits into the lease sweep reserve  (as described above), on a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $177,099, into a tax reserve account and (ii) $11,277 into a capital expenditure account. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    A $55,000,000 mezzanine loan was funded at closing. The mezzanine loan is coterminous with the Moffett Towers Phase II Loan and accrues interest at a rate of 7.0000% per annum. The mezzanine loan has a 10.5-year term and after a six-year interest only period, amortizes on a fixed schedule, which results in a 360-month effective amortization period.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    From the date that is two years after the closing date of the COMM 2013-CCRE8 securitization, the borrower may obtain the release of one or two of the three buildings at the Moffett Towers Phase II Property in conjunction with a third party sale of such building, provided, among other conditions set forth in the Moffett Towers Phase II Loan documents, (i) no event of default is continuing, (ii) the borrower makes a principal payment equal to the Lender’s Proportionate Share (as defined below) of the greater of (a) 100% of the net sales proceeds of such building being released and (b) 125% of the allocated loan amount for such building (as set forth in the Moffett Towers Phase II Loan documents), (iii) the debt service coverage ratio of the remaining collateral after giving effect to such release is no less than the greater of (a) the debt service coverage ratio immediately preceding the sale and (b) 1.1835x, (iv) the LTV of the remaining collateral after giving effect to such release is no greater than the lesser of (a) the LTV immediately preceding the sale and (b) 71.4%. The “Lender’s Proportionate Share” means a fraction, the numerator of which is the then outstanding principal balance of the Moffett Towers Phase II Loan Combination and the denominator of which is the aggregate outstanding principal balances of the Moffett Towers Phase II Loan Combination and the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 57.7% 1.62x 9.2%

Site plan based on information provided by the borrower as of November 13, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 57.7% 1.62x 9.2%

Stacking plans based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$115,000,000 57.7% 1.62x 9.2%

Moffett Towers Phase II
1120, 1140 and 1160 Enterprise Way
Sunnyvale, CA 94089
CARTIFACT
San Francisco Bay
Coyote Creek
East Palo Alto
Palo Alto Golf Course
MIDTOWN
Palo Alto
Shoreline Golf Links
The Golf Club at Moffett Field
MOFFETT FEDERAL AIRFIELD
MOFFETT PARK
RENAISSANCE
VTA LIGHT RAIL
Ulistac Natural Area
Great America
Mission College
BAYSHORE FWY
MONTA LOMA
ALMA ST
EL CAMINO REAL
San Antonio Center
CENTRAL EXPY
Alta Mesa Cemetery
Mountain View
Sunnyvale Muni GC
SUNNYVALE
SCOTT BLVD
CALTRAIN
N SAN ANTONIO RD
S EL MONTE AVE
Los Altos Hills
CUERNAVACA
Sunnyvale Town Center
El Camino Hospital
Foothill College
FOOTHILL EXPY
Los Altos
Las Palmas Park
PONDEROSA PARK
Santa Clara
Los Altos Golf & Country Club
S MARY AVE
HOLLENBECK AVE
SUNNYVALE SARATOGA RD
LAWRENCE EXPY
SAN TOMAS EXPY
Central Park
Santa Clara Catholic Cemetery
Rancho San Antonio Open Space
Apple HQ
Cupertino
Vallco Mall
JUNIPERO SERRA FWY
Westfield Valley Fair
STEVENS CREEK BLVD
De Anza College
BOLLINGER RD
LYNHAVEN
DE ANZA BLVD
SARATOGA AVE
W HAMILTON AVE
Westgate Mall
Campbell
W CAMPBELL AVE
QUITO RD
Saratoga
Novato
Vallejo
San Pablo Bay
Antioch
San Rafael
Richmond
Concord
Pittsburg
Walnut Creek
Berkeley
Oakland
San Francisco
Alameda
Castro Valley
PACIFIC OCEAN
South San Francisco
San Francisco Bay
Hayward
Pleasanton
Union City
Pacifica
San Mateo
Fremont
Half Moon Bay
Redwood City
Palo Alto
Mountain View
Milpitas
Santa Clara
Sunnyvale
San Jose
Cupertino

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 Park Avenue Madison, NJ 07940	Collateral Asset Summary – Loan No. 3 175 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 70.9% 1.67x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 Park Avenue Madison, NJ 07940	Collateral Asset Summary – Loan No. 3 175 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 70.9% 1.67x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Hampshire Partners Fund VIII, L.P.		Collateral:	Fee Simple
Borrower:	175 Park Avenue, LLC		Location:	Madison, NJ
Original Balance:	$75,000,000		Year Built / Renovated:	1971 / 2013
Cut-off Date Balance:	$75,000,000		Total Sq. Ft.:	270,000
% by Initial UPB:	5.4%		Property Management:	The Hampshire Companies, LLC
Interest Rate:	4.0700%		Underwritten NOI:	$7,413,663
Payment Date:	6th of each month		Underwritten NCF:	$7,224,663
First Payment Date:	June 6, 2013		“As-is” Appraised Value:	$97,800,000
Maturity Date:	May 6, 2023		“As-is” Appraisal Date:	April 1, 2013
Amortization:	Interest only for first 12 months; 360		“As-Stabilized” Appraised Value(2):	$105,800,000
	months thereafter		“As-Stabilized” Appraisal Date(2):	July 1, 2014
Additional Debt:	None
Call Protection:	L(25), D(90), O(5)		Historical NOI(8)
Lockbox / Cash Management:	Hard / In Place		2012 NOI:	NAP
			2011 NOI:	NAP
Reserves(1)			2010 NOI:	NAP
	Initial	Monthly
Taxes:	$17,600	$17,600	Historical Occupancy(8)
Insurance:	$0	Springing	Current Occupancy:	100.0% (May 13, 2013)
Replacement:	$0	$4,500	2011 Occupancy:	NAP
TI/LC:	$0	$11,250	2010 Occupancy:	NAP
Rent Abatement(2):	$7,619,625	$0
(1)       See “Initial Reserves” and “Ongoing Reserves” herein.
(2)       The Rent Abatement reserve was collected to account for Realogy’s base rent during the abatement period  through June 2014. The “As-Stabilized” appraisal date coincides with the expiration of Realogy’s rent abatement period.
(3)       The Capital Expenditure reserve was collected to account for the remaining construction punch-list items and related fees.
(4)       The Tenant Allowance reserve was collected to account for the portion of tenant allowance to be paid for by the borrower as specified in the Realogy lease.
(5)       Realogy posted a $25.0 million letter of credit as additional security for its obligations under the lease. The lender has a security interest in the proceeds of the lender of credit. See “Letter of Credit” herein.
(6)       The Cut-off Date LTV is based on the “As-Stabilized” appraised value of $105.8 million. The Cut-off Date LTV based on Cut-off Date Balance net of the Rent Abatement reserve, and the “As-is” appraised value is 68.9%.
(7)       Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.40x and 2.33x, respectively.
(8)       The 175 Park Avenue Property underwent an extensive gut renovation and repositioning from 2011-2013 after former tenant Verizon exercised a termination option in 2010. Therefore, Historical NOI and Historical Occupancy are not applicable. Realogy executed a lease for the entirety of the 175 Park Avenue Property in January 2013 and took occupancy in April 2013.

Capital Expenditure(3):	$1,100,000	$0
Tenant Allowance(4):	$1,191,051	$0
Letter of Credit(5):	$25,000,000	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$278
Balloon Balance / Sq. Ft.:	$228
Cut-off Date LTV(2)(6):	70.9%
Balloon LTV(2)(6):	58.2%
Underwritten NOI DSCR(7):	1.71x
Underwritten NCF DSCR(7):	1.67x
Underwritten NOI Debt Yield:	9.9%
Underwritten NCF Debt Yield:	9.6%
Underwritten NOI Debt Yield at Balloon:	12.0%
Underwritten NCF Debt Yield at Balloon:	11.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 Park Avenue Madison, NJ 07940	Collateral Asset Summary – Loan No. 3 175 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 70.9% 1.67x 9.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(1)(2)	% of Total U/W Base Rent	Lease Expiration

Realogy Operations LLC	NR/NR/NR	270,000	100.0%	$26.05	100.0%	12/31/2029
Total Occupied Collateral		270,000	100.0%	$26.05	100.0%
Vacant		0	0.0%
Total		270,000	100.0%

(1)   In addition to its NNN base rent, Realogy is obligated to pay $1,077,908 per annum ($3.99 PSF) throughout its lease term in part as a result of an amortizing tenant improvement allowance. Per the borrower, this structure was requested by Realogy for tax and financial purposes in order to qualify for a New Jersey business grant and tax exemption.
(2)   Realogy’s base rent is through June 2014. The full amount of the remaining abated base rent was reserved at closing.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter(1)	1	270,000	100.0%	270,000	100.0%	$26.05	100.0%	100.0%
Vacant	NAP	0	0.0%	270,000	100.0%	NAP	NAP
Total / Wtd. Avg.	1	270,000	100.0%			$26.05	100.0%

(1)   Realogy’s lease expires in December 2029. Realogy has one, ten-year renewal option at fair market rent, as specified in its lease.

The Loan.  The 175 Park Avenue loan (the “175 Park Avenue Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a three-story office building totaling 270,000 sq. ft. of net rentable area located in Madison, New Jersey (the “175 Park Avenue Property”) with an original principal balance of $75.0 million. The 175 Park Avenue Loan has a 10-year term and after a one-year interest only period, amortizes on a 30-year schedule.  The 175 Park Avenue Loan accrues interest at a fixed rate equal to 4.0700% and has a cut-off date balance of $75.0 million.  Loan proceeds were used to retire existing debt of approximately $28.9 million, return approximately $35.1 million of equity to the borrower, fund reserves of approximately $9.9 million and pay closing costs.  Based on the “As-Stabilized” appraised value of $105.8 million as of July 1, 2014, the cut-off date LTV is 70.9% with remaining implied equity of $30.8 million and cash equity of approximately $16.0 million based on the total cost basis of approximately $91.0 million. The “As-Stabilized” value is based primarily on the expiration of the Realogy rent abatement period, for which a $7.6 million reserve was held back at closing. The most recent prior financing of the 175 Park Avenue Loan was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 Park Avenue Madison, NJ 07940	Collateral Asset Summary – Loan No. 3 175 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 70.9% 1.67x 9.9%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$75,000,000	100.0%	Loan Payoff	$28,913,726	38.6%
			Reserves	$9,928,276	13.2%
			Closing Costs	$1,026,349	1.4%
			Return of Equity	$35,131,649	46.8%
Total Sources	$75,000,000	100.0%	Total Uses	$75,000,000	100.0%

The Borrower / Sponsor.    The borrower, 175 Park Avenue, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The non-recourse carve-out guarantor and sponsor is Hampshire Partners Fund VIII, L.P., which holds a 100% interest in the borrower entity. Limited partners in Hampshire Partners Fund VIII, L.P. include the University of Pennsylvania, Carnegie Corporation of New York, The Ford Foundation, University of Minnesota Foundation, Gordon E. and Betty I. Moore Foundation and The Julliard School.

The Hampshire Companies (the controlling partner of Hampshire Partners Fund VIII, L.P.), headquartered in Morristown, New Jersey, is a privately-held, fully integrated real estate firm with more than 50 years of real estate investment experience. The firm currently has approximately $1.0 billion of assets under management and operates a diversified portfolio of 259 properties located in 28 states, totaling over 23.0 million sq. ft.

The Property. The 175 Park Avenue Property is a 270,000 sq. ft. Class A office building, located in Madison, New Jersey. Constructed in 1971, the property was originally owned and occupied by Verizon as a regional call center. In December 2009, the sponsor purchased the property for $10.2 million ($37.78 PSF), and Verizon subsequently exercised a termination option with a payment of $5.4 million in June 2010. From 2011 to 2013, the borrower invested approximately $86.2 million ($319 PSF) in an extensive capital expenditure program to completely renovate and reposition the property as a Class A office building, resulting in a total cost basis of approximately $91.0 million ($337 PSF).

The renovation program consisted of stripping the building to its steel frame and concrete slabs, installation of a new glass curtain wall, reorienting the entrance to the northern side of the building, creating a grand lobby with a three-story atrium and outdoor courtyard, and installing energy efficient rooftop air conditioning and natural gas fired heating units. Amenities include a concierge service, a cafeteria with indoor and outdoor seating, an underground executive parking garage, a full-service fitness and wellness center, an auditorium and multiple lounges. Additionally, the sponsor is in the process of pursuing LEED Silver Certification.

The 175 Park Avenue Property was designed for multi-tenant use. The new layout features a central elevator bank and lobby leading to segmented office areas with security doors, which provide separation for Realogy’s various business units. The 175 Park Avenue Property is accessible via Route 24, I-287, I-78, I-80 and I-280. Additionally, the Madison train station is within walking distance and provides access to New York City and Newark Liberty International Airport, which is located less than 20 miles away.

Environmental Matters. The Phase I environmental report dated March 18, 2013 recommended no further action at the 175 Park Avenue Property.

Tenancy.

Realogy Operations LLC (270,000 sq. ft.; 100.0% of NRA; 100.0% of U/W Base Rent)  Realogy Operations LLC (“Realogy”), a wholly owned subsidiary of Realogy Holdings Corporation (NYSE: RLGY), is the tenant under the lease. Realogy Holdings Corporation is headquartered at the 175 Park Avenue Property and is the world’s largest residential real estate services company with a focus on real estate brokerage, relocation title and settlement services. Brands and business units include Better Homes and Gardens Real Estate, CENTURY 21, Coldwell Banker Commercial, The Corcoran Group, ERA, Sotheby’s International Realty, NRT LLC, Cartus and Title Resource Group. Collectively, the brands operate approximately 13,600 offices with 239,000 independent sales associates conducting business in over 100 countries. In 2012, Realogy was involved, either through franchise operations or company-owned brokerages, in approximately 26% of all domestic home sale transactions involving a real estate brokerage firm.

Realogy executed a 17-year lease at the 175 Park Avenue Property, which commenced in January 2013 and will expire in December 2029 (6.6 years beyond the 175 Park Avenue Loan term). After approximately 18 months of rent abatement, base rent will commence in June 2014 at a NNN rental rate of $26.05 PSF with approximately 1.6% contractual rent increases every three years. In addition to

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 Park Avenue Madison, NJ 07940	Collateral Asset Summary – Loan No. 3 175 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 70.9% 1.67x 9.9%

the NNN base rent, Realogy is obligated to pay $1,077,908 per annum ($3.99 PSF) for the remainder of the lease term in part as a result of an amortizing tenant improvement allowance. The lease is structured with one, 10-year renewal option and no termination options. Realogy posted a $25.0 million ($92.59 PSF) letter of credit as additional security for its obligations under the lease. The lender has a security interest in any proceeds from the letter of credit. In connection with its lease at the 175 Park Avenue Property, Realogy received a $10.7 million Business Retention & Relocation Assistance Grant and a $1.4 million sales tax exemption from the State of New Jersey for maintaining its headquarters in New Jersey.

As of April 2013, the build-out had been completed and Realogy began relocating employees to the 175 Park Avenue Property. Realogy plans to have over 900 employees at the 175 Park Avenue Property.

The Market.

The 175 Park Avenue Property is located in the Florham Park office submarket of Northern New Jersey. The Florham Park submarket contains an overall inventory of approximately 7.4 million sq. ft., of which 4.1 million or 56% are Class A properties. Northern New Jersey features one of the most diverse economic bases in the country and is supported by financial services, pharmaceutical, telecommunications, insurance, biotech and electronics industries. In particular, New Jersey ranks as one of the top states for corporate headquarters by containing one of the largest concentrations of Fortune 500 companies in the United States.  Additionally, Morris County was ranked the 14th wealthiest county in the United States in 2011. In 2012, the population within a 5-mile radius of the 175 Park Avenue Property was 131,583 with a median household income of $103,424.

The appraiser concluded a market rental rate of $26.00 PSF for single-tenant occupancy and a market rental rate of $28.00 PSF if the building was occupied by multiple tenants. The 175 Park Avenue Property competes with newer Class A buildings located along the major thoroughfares of Madison, Florham Park and Morristown. Within a 3-mile radius of the 175 Park Avenue Property, Class A office inventory totals 8.2 million sq. ft. Excluding the 175 Park Avenue Property, current Class A office vacancy is 9.2%. Nine of the 11 properties within the 175 Park Avenue Property’s competitive set are 100% occupied, resulting in a weighted average occupancy of 96.6%. The chart below summarizes comparable leases as determined by the appraiser.

Comparable Set(1)
Building	Tenant	Year Built / Renovated	Lease Area (Sq. Ft.)	Initial Rent(2)	Lease Start Date	Lease Term (yrs)
175 Park Avenue Property	Realogy Operations LLC	1971 / 2013	270,000	$30.04	1/2013	17
Summit Executive Center	McKinsey & Company, Inc.	2012 / NAP	29,644	$32.00	6/2012	12
Summit Executive Center	Investment Consulting Firm	2012 / NAP	5,540	$35.00	2/2012	7
Summit Executive Center	Pennant Capital Management	2012 / NAP	13,408	$33.00	3/2012	7
Claremont Corporate Center	Alterra Capital Holdings	1885 / 2010	21,211	$28.50	1/2011	10
Claremont Corporate Center	Catlin Insurance	1885 / 2010	10,560	$32.50	2/2011	9
800 Scudders Mill Road	Novo Nordisk	1985-1994 / 2012	498,115	$28.00	4/2013	15
170 Wood Avenue South	Siemens	2002 / NAP	239,452	$19.00	10/2012	10
Waterfront Corporate Center III	Pearson Education	2012-2014 / NAP	206,413	$30.60	8/2014	15
Greene Street	Merrill Lynch	1958 / 2000	224,632	$22.00	4/2012	5
Total / Avg.(3)				$28.96		10
(1)   Source: Appraisal
(2)   As determined by the appraiser, an expense allocation of $12.00 PSF was backed out of the gross rents for leases at Summit Executive Center and Claremont Corporate Center. An expense allocation of $18.00 PSF was backed out of the gross rent for the lease at Waterfront Corporate Center III.
(3)   Total / Avg. excludes the 175 Park Avenue Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 Park Avenue Madison, NJ 07940	Collateral Asset Summary – Loan No. 3 175 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 70.9% 1.67x 9.9%

Cash Flow Analysis.

Cash Flow Analysis
	Appraisal	Budget	U/W	U/W PSF
Base Rent(1)	$7,033,500	$7,033,500	$7,033,500	$26.05
Value of Vacant Space	0	0	0	0
Gross Potential Rent	$7,033,500	$7,033,500	$7,033,500	$26.05
Total Recoveries	796,500	777,067	777,067	2.88
Total Other Income(2)	1,077,908	1,077,908	1,077,908	3.99
Less: Vacancy(3)	(178,158)	0	(444,424)	(1.65)
Effective Gross Income	$8,729,750	$8,888,475	$8,444,051	$31.27
Total Operating Expenses	971,095	954,837	1,030,389	3.82
Net Operating Income	$7,758,655	$7,933,639	$7,413,663	$27.46
TI/LC	0	0	135,000	0.50
Capital Expenditures	0	0	54,000	0.20
Net Cash Flow	$7,758,655	$7,933,639	$7,224,663	$26.76
(1)   U/W Base Rent is based on Realogy’s NNN base rent commencing in June 2014. A $7.6 million reserve was collected to account for Realogy’s remaining rent abatement from closing through June 2014.
(2)   Realogy is obligated to pay $1,077,908 per annum ($3.99 PSF) for the remainder of the 17-year lease term in part as a result of an amortizing tenant improvement allowance. Per the borrower, this structure was requested by Realogy for tax and financial purposes in order to qualify for a New Jersey tax exemption and grant.
(3)   U/W Vacancy represents 5.0% of gross income, which is greater than the appraiser’s concluded vacancy rate of 2.0%. The 175 Park Avenue Property is currently 100.0% occupied by Realogy on a long-term lease which expires in 2029.

Property Management.    The 175 Park Avenue Property is managed by The Hampshire Companies, LLC, an affiliate of the sponsor.

Lockbox / Cash Management.    The 175 Park Avenue Loan is structured with a hard lockbox and in place cash management. A full excess cash sweep will commence upon (i) an event of default, (ii) bankruptcy action of the borrower, the sponsor, or the property manager (iii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of 1.20x until the debt service coverage ratio is at least 1.25x for four consecutive quarters or (iv) the occurrence of a Realogy Trigger Event (defined below).

A “Realogy Trigger Event” will occur upon the earliest of (i) the date upon which Realogy vacates or otherwise “goes dark”, (ii) the date upon which Realogy delivers to the borrower written notice of its intent to vacate or not to renew, (iii) the date upon which Realogy commits a monetary or material non-monetary default or bankruptcy action or (iv) 12 months prior to the then current lease expiration date of the Realogy lease if a lease renewal or extension by Realogy has not occurred on or prior to such date.

Initial Reserves.    At closing, the borrower deposited (i) $17,600 into a tax reserve account, (ii) $7,619,625 into a rent abatement reserve account equal to 13 months of base rent, (iii) $1,100,000 into a capital expenditure reserve account for remaining construction punch-list items and fees and (iv) $1,191,051 into a tenant allowance reserve account equal to the portion of the tenant allowance to be paid for by the borrower as specified in the Realogy lease.

Ongoing Reserves.   On a monthly basis, the borrower is required to deposit (i) 1/12 of the required annual taxes, which currently equates to $17,600 (ii) $4,500 into a replacement reserve account, subject to a cap of $108,000 and (iii) $11,250 into a TI/LC reserve account, subject to a cap of $270,000, which cap increases to $675,000 if a Realogy Trigger Event has occurred or if Realogy has notified the borrower of a pending or prospective Realogy Trigger Event. Additionally, the borrower will be required to deposit 1/12 of annual insurance if, among other things, (i) an event of default occurs or (ii) an acceptable blanket insurance policy is no longer in place.

Letter of Credit.   Realogy provided the borrower with an irrevocable $25.0 million standby letter of credit issued by JPMorgan Chase Bank, N.A. (rated A+/A2/A by Fitch/Moody’s/S&P). As additional security for the 175 Park Avenue Loan, the borrower granted the lender a security interest in any  proceeds from the letter of credit. Subject to certain requirements set forth in the 175 Park Avenue Loan documents and the Realogy lease, lender may draw upon the letter of credit upon an event of default by Realogy under the lease. Provided Realogy has not defaulted on its lease in the preceding 12-month period, the amount of security may be reduced to $23.0

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 Park Avenue Madison, NJ 07940	Collateral Asset Summary – Loan No. 3 175 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 70.9% 1.67x 9.9%

million at any time after October 1, 2017 and can be further reduced per a schedule provided in the Realogy lease. As specified by the schedule, the letter of credit may be reduced to $11.0 million at any time after January 1, 2023 (four months prior to the maturity date of the 175 Park Avenue Loan). However, at any time after November 1, 2017, provided  no event of default  has occurred and Realogy Corporation, the guarantor of the lease, has maintained a corporate credit rating of at least “BB” or equivalent as published by Standard & Poor’s or Moody’s at all times in the preceding 12 months, the security may be reduced to an amount equal to three months of base rent.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 Park Avenue Madison, NJ 07940	Collateral Asset Summary – Loan No. 3 175 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 70.9% 1.67x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 Park Avenue Madison, NJ 07940	Collateral Asset Summary – Loan No. 3 175 Park Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 70.9% 1.67x 9.9%

175 Park Avenue
175 Park Avenue
Madison, NJ 07940
Madison
Morristown
Parsippany
Pine Brook
Whippany
East Hanover
Florham Park
Livingston
Short Hills
Chatham
Milburn
Summit
New Providence
MORRISTOWN MUNICIPAL AIRPORT
Troy Meadows Wetlands
Gate Of Heaven Cemetery
Bee Meadow Park
West Essex Park
Cedar Hill Country Club
Anixter Inc.
Livingston Mall
Morris County Golf Club
Fairleigh Dickinson Univ-madison
New York Jets Headquarters
Abbett Business Park
Spring Brook Country Club
Loantaka Brook Reservation
Drew University
Brooklake Country Club
East Orange Golf Course
The Mall at Short Hills
Canoe Brook Country Club
Fairmount Country Club
Passaic River Park
Passaic River County Park
Baltusrol Golf Club
COLUMBIA TPKE
WHIPPANY RD
TROY RD
E HANOVER AVE
RIDGEDALE AVE
SUSSEX AVE
SPEEDWELL AVE
MT KEMBLE AVE
NORMANDY PKY
MADISON AVE
SPRING VALLEY RD
LOANTAKA WAY
PARK AVE
PROSPECT ST
PASSAIC AVE
JOHN F KENNEDY PKY
BLUE MILL RD
SHUNPIKE RD
MORRIS AVE
FAIRMOUNT AVE
SPRINGFIELD AVE
SOUTH ST
CARTIFACT
Paterson
Hackensack
Fairfield
Clifton
Passaic
Hanover
West Orange
Union City
Morristown
Livingston
East Orange
New York
NJ
Madison
Newark
Jersey City
Summit
Berkeley Heights
Elizabeth
Bayonne
Westfield
NY
Plainfield
Linden
South Plainfield
Lower Bay
Edison
Perth Amboy
New York
Newark
Elizabeth
Brooklyn
Staten Island
PENN.
Doylestown
Trenton
Levittown
NEW JERSEY
Philadelphia
Atlantic Ocean

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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400 West Broadway San Diego, CA 92101	Collateral Asset Summary – Loan No. 4 Westin San Diego	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,800,626 57.4% 1.88x 12.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 West Broadway San Diego, CA 92101	Collateral Asset Summary – Loan No. 4 Westin San Diego	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,800,626 57.4% 1.88x 12.3%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Full Service Hospitality
Sponsor:	DiamondRock Hospitality Limited Partnership		Collateral:	Fee Simple
Borrower:	DiamondRock San Diego Owner, LLC		Location:	San Diego, CA
Original Balance:	$71,000,000		Year Built / Renovated:	1989 / 2007
Cut-off Date Balance:	$70,800,626		Rooms:	436
% by Initial UPB:	5.1%		Property Management:	Interstate Management Company, LLC
Interest Rate:	3.9400%		Underwritten NOI:	$8,676,192
Payment Date:	6th of each month		Underwritten NCF:	$7,572,247
First Payment Date:	May 6, 2013		“As-is” Appraised Value(2):	$123,300,000
Maturity Date:	April 6, 2023		“As-is” Appraisal Date:	March 11, 2013
Amortization:	360 months		“As Stabilized” Appraised Value(3):	$148,000,000
Additional Debt:	None		“As Stabilized” Appraisal Date:	April 1, 2017
Call Protection:	L(26), D(89), O(5)
Lockbox / Cash Management:	Hard / Springing		Historical NOI
			Most Recent NOI:	$8,627,287 (T-12 February 28, 2013)
Reserves(1)			2012 NOI:	$7,962,863 (December 31, 2012)
	Initial	Monthly	2011 NOI:	$8,115,887 (December 31, 2011)
Taxes:	$232,680	$77,560	2010 NOI:	$7,757,817 (December 31, 2010)
Insurance:	$0	Springing	2009 NOI:	$9,253,830 (December 31, 2009)
FF&E:	$0	4% of prior month’s gross revenues	2008 NOI:	$12,694,361 (December 31, 2008)
Required Repairs:	$38,775	NAP
PIP Reserve:	$11,680,833	Springing	Historical Occupancy
Condominium			Current Occupancy:	82.0% (February 28, 2013)
Expense Reserve:	$110,000	$0	2012 Occupancy:	79.5% (December 31, 2012)
			2011 Occupancy:	77.6% (December 31, 2011)
Financial Information			2010 Occupancy:	72.0% (December 31, 2010)
Cut-off Date Balance / Room:	$162,387		2009 Occupancy:	69.0% (December 31, 2009)
Balloon Balance / Room:	$129,072		2008 Occupancy:	74.7% (December 31, 2008)
Cut-off Date LTV:	57.4%
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   The “As-is” Appraised Value reflects $9.5 million in capital expenditures being completed at the Westin San Diego Property. At closing, approximately $11.7 million was reserved for PIP work.
(3)   The  “As Stabilized” LTV is 47.8% based on the property achieving a stabilized occupancy of 79.0%, ADR     of $204.41 and RevPAR of $161.48.

Balloon LTV:	45.6%
Underwritten NOI DSCR:	2.15x
Underwritten NCF DSCR:	1.88x
Underwritten NOI Debt Yield:	12.3%
Underwritten NCF Debt Yield:	10.7%
Underwritten NOI Debt Yield at Balloon:	15.4%
Underwritten NCF Debt Yield at Balloon:	13.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 West Broadway San Diego, CA 92101	Collateral Asset Summary – Loan No. 4 Westin San Diego	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,800,626 57.4% 1.88x 12.3%

Historical Occupancy, ADR, RevPAR(1)
	Westin San Diego Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2010	72.0%	$143.96	$103.64	71.1%	$135.88	$96.57	101.3%	105.9%	107.3%
2011	76.1%	$143.89	$109.53	75.5%	$137.36	$103.70	100.8%	104.8%	105.6%
2012	79.3%	$149.32	$118.40	78.1%	$142.08	$111.00	101.5%	105.1%	106.7%
T-12 February 2013	81.8%	$151.51	$123.96	78.7%	$143.88	$113.19	104.0%	105.3%	109.5%
(1)	Source: Hospitality research report.

The Loan.   The Westin San Diego loan (the “Westin San Diego Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 436-room, full service hotel located at 400 West Broadway in San Diego, California (the “Westin San Diego Property”) with an original principal balance of $71.0 million. The Westin San Diego Loan has a 10-year term and amortizes on a 30-year schedule. The Westin San Diego Loan accrues interest at a fixed rate equal to 3.9400% and has a cut-off date balance of approximately $70.8 million. Loan proceeds, along with approximately $66.4 million in equity from the sponsor, were used to recapitalize the sponsor after purchasing the Westin San Diego Property in July 2012 as part of a four-hotel acquisition, fund reserves of approximately $12.1 million and pay closing costs. Based on the “As-is” appraised value of $123.3 million as of March 11, 2013, the cut-off date LTV is 57.4%. Based on the “As Stabilized” appraised value of $148.0 million as of April 1, 2017, the “As Stabilized” LTV is 47.8%. The most recent financing of the Westin San Diego Property was included in the JPMCC 2011-CCHP transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$71,000,000	51.7%	Purchase Price(1)	$125,000,000	91.0%
Sponsor Equity	$66,369,355	48.3%	Reserves	$12,062,288	8.8%
			Closing Costs	$307,067	0.2%
Total Sources	$137,369,355	100.0%	Total Uses	$137,369,355	100.0%
(1)	The purchase price of $125.0 million ($286,697 per room) represents the allocated purchase price of the Westin San Diego Property as part of a four-property portfolio.

The Borrower / Sponsor.    The borrower, DiamondRock San Diego Owner, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The operating lessee, DiamondRock San Diego Tenant, LLC, an affiliate of the borrower which operates the Westin San Diego Property pursuant to an operating lease from the borrower, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organization structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is DiamondRock Hospitality Limited Partnership.

DiamondRock Hospitality Limited Partnership is the operating partnership of DiamondRock Hospitality Company (“DRH”). Headquartered in Bethesda, Maryland, DRH is a lodging-focused real estate company that operates as a real estate investment trust. DRH’s portfolio includes 27 premium hotels throughout North America and the US Virgin Islands totaling approximately 11,600 guest rooms. DRH’s hotels are generally operated under globally recognized brands such as Hilton Worldwide, Marriott International, Inc. and Starwood Hotels & Resorts Worldwide. As of December 31, 2012, DRH had total assets of over $2.9 billion and total revenues for the year of nearly $749.6 million.

The Property.    The Westin San Diego Property is a 27-story, 436-room full service hotel located in downtown San Diego, California within an integrated mixed-use hotel, office, residential and parking facility known as Emerald Plaza. Built in 1989, the Westin San Diego Property was originally operated as a Wyndham hotel, and in 2007 underwent approximately $25.0 million in renovations that converted the hotel to a Westin flag. The sponsor is planning approximately $10.6 million in upgrades that are expected to begin in October 2013 and continue into early 2014 that will address a guestrooms softgoods upgrade, food and beverage re-conception and meeting room upgrade. At closing, approximately $11.7 million was reserved for this planned upgrade. Guestrooms are located on floors four through 25 with floors 26 and 27 containing private residences on a 99-year lease, which is not subject to the Westin San Diego Loan. The room mix consists of 287 king rooms, 125 double/double rooms, 19 queen rooms, four one-bedroom suites and one two-bedroom suite. Food and beverage outlets at the Westin San Diego Property include Coast, a restaurant serving contemporary American cuisine, The Bar, a lounge serving drinks and light fare, Aroma Café, which serves breakfast and a deli. Additionally, the Westin San Diego Property offers 20,606 sq. ft. of meeting space, an outdoor pool and whirlpool, a fitness facility, a business center and a gift shop, as well as 22 leased parking spaces for guest use with guest valet parking. The Westin San Diego Property consists of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 West Broadway San Diego, CA 92101	Collateral Asset Summary – Loan No. 4 Westin San Diego	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,800,626 57.4% 1.88x 12.3%

the hotel condominium unit in a condominium regime that includes two other units (an office and a parking unit). The Westin San Diego Property’s current franchise agreement expires in December 2030.

Property Improvement Plan
Description	Total Cost	Cost/Key	% of Total
Guestrooms & Corridors	$5,968,876	$13,690	56.2%
Lobby Level Area	$1,468,918	$3,369	13.8%
Meeting Spaces	$2,026,025	$4,647	19.1%
Porte Cochere	$58,575	$134	0.6%
Fitness Room	$358,983	$823	3.4%
Elevator (Public) Finishes	$173,089	$397	1.6%
ADA Upgrades - Allowance	$344,191	$789	3.2%
Environmental, Cleaning, Onsite PM	$220,282	$505	2.1%
Total	$10,618,939	$24,355	100.0%

Environmental Matters. The Phase I environmental report dated March 14, 2013 recommended no further action at the Westin San Diego Property.

The Market.     The Westin San Diego Property is located in downtown San Diego to the northeast of the intersection formed by Broadway and Columbia Street. Through development, re-development and planning efforts, downtown San Diego has become a desirable convention location. Tourism is a major driver of demand for San Diego hotels, as San Diego’s numerous beaches and beach towns, such as Mission Beach, Pacific Beach and La Jolla, attract many visitors. The greater San Diego market is home to nationally known attractions including SeaWorld, LEGOLAND and the San Diego Zoo. Additional demand is generated by the Federal Government, Naval Air Station North Island and Naval Base Coronado, the largest employers in the San Diego market. The Westin San Diego Property is located approximately two miles from the San Diego International Airport, the busiest single-runway airport in the United States.

According to the appraiser, occupancy averaged 78.5% across the San Diego market as of year-end 2012. The appraiser predicts that occupancy will increase to 79.8% and remain relatively stable through 2019. The only proposed hotel to be added to the existing supply is the Marriott Renaissance Hotel Gaslamp, which is not scheduled to open until January 2017. Meeting and group and leisure are predicted to lead demand growth in 2013, with growth rates of 8.9% and 8.6%, respectively. The Westin San Diego Property currently holds approximately 11% of market share and the appraiser predicts that the Westin San Diego Property will maintain this share for at least the next five years.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 West Broadway San Diego, CA 92101	Collateral Asset Summary – Loan No. 4 Westin San Diego	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,800,626 57.4% 1.88x 12.3%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 2/28/2013	U/W	U/W per Room
Occupancy	72.0%	77.6%	79.5%	82.0%	82.0%
ADR	$143.84	$144.54	$149.32	$151.52	$151.52
RevPAR	$103.55	$112.19	$118.72	$124.31	$124.31

Room Revenue	$16,479,511	$17,854,525	$18,893,319	$19,727,874	$19,782,071	$45,372
F&B Revenue	5,147,792	5,999,966	5,711,768	6,170,203	6,187,154	14,191
Other Revenue	1,278,889	1,501,991	1,683,181	1,624,907	1,629,371	3,737
Total Revenue	$22,906,192	$25,356,482	$26,288,269	$27,522,984	$27,598,597	$63,300
Operating Expenses	7,308,473	8,011,916	8,650,778	8,989,730	9,014,427	20,675
Undistributed Expenses	5,889,492	7,569,001	7,930,065	8,121,685	8,143,997	18,679
Gross Operating Profit	$9,708,227	$9,775,565	$9,707,426	$10,411,569	$10,440,172	$23,945
Total Fixed Charges	1,950,410	1,659,678	1,744,562	1,784,282	2,048,981	4,699
Fraud Adjustment(1)	0	0	0	0	285,000	654
Net Operating Income	$7,757,817	$8,115,887	$7,962,863	$8,627,287	$8,676,192	$19,890
FF&E	916,248	1,014,259	1,051,531	1,100,919	1,103,944	2,532
Net Cash Flow	$6,841,569	$7,101,628	$6,911,333	$7,526,368	$7,572,247	$17,368
(1)
The Westin San Diego Property’s former controller defrauded the property, resulting in a total loss of $513,000 over a two year period between 2011 and 2012. Based on investigative reports conducted by an accounting firm, underwritten net cash flow has been adjusted by $285,000 to account for direct losses.

Property Management.    The Westin San Diego Property is managed by Interstate Management Company, LLC.

Lockbox / Cash Management.    The Westin San Diego Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a lockbox account controlled by the lender. Until a Blocked Account Period (as defined below) commences, the clearing account can be accessed by the property manager (or other independent third party manager approved by the lender) to pay operating expenses at the Westin San Diego Property and make deposits into the manager FF&E reserve. After payment of operating expenses and FF&E reserve deposits, the property manager is required to remit all remaining funds from the clearing account (less reasonable working capital reserves permitted to be retained under the management agreement) into a cash management account controlled by the lender. During the occurrence of a Blocked Account Period, the property manager’s access to the clearing account will cease, and all amounts on deposit in the clearing account will be swept daily into the cash management account.

Until the occurrence of a Trigger Period (as defined below), all excess cash remaining in the cash management account, after payment of all monthly debt service amounts and reserve requirements, will be remitted to the borrower. During the continuance of a Trigger Period, all remaining funds in the cash management account are deposited into a cash collateral account controlled by lender as additional security for the Westin San Diego Loan.

A “Blocked Account Period” will begin when (a) the lender provides written notice to the borrower that the debt has been accelerated following an event of default, and (b) the lender commences foreclosure proceedings under the mortgage by delivering to the borrower a written notice of sale under applicable law.

A “Trigger Period” will begin (i) upon an event of default or (ii) if the debt service coverage ratio falls below 1.15x on the last day of any calendar quarter, and will end (a) with respect to clause (i), on the date the event of default has been cured or (b) with respect to clause (ii), when the debt service coverage ratio is at least 1.20x for two consecutive calendar quarters or the borrower delivers US treasuries or other defeasance eligible collateral in such amount that the debt service coverage ratio is at least 1.20x (and such defeasance eligible collateral will remain in a lender controlled account as additional security for the Westin San Diego Loan).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 West Broadway San Diego, CA 92101	Collateral Asset Summary – Loan No. 4 Westin San Diego	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,800,626 57.4% 1.88x 12.3%

Initial Reserves.    At closing, the borrower deposited (i) $232,680 into a tax reserve account, (ii) $38,775 into a reserve for required repairs, (iii) $11,680,833 into a capital PIP reserve account and (iv) $110,000 into a condominium expense reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $77,560 into a tax reserve account and (ii) 4.0% of the prior month’s gross revenues into a monthly FF&E reserve account. If the borrower elects to complete additional PIP work that is not already required pursuant to the Westin San Diego Loan documents, the borrower is required to deposit into the PIP reserve 110% of the estimated cost of such additional PIP work. In addition, if an acceptable blanket insurance policy is no longer in place, the borrower is required to make monthly deposits equal to 1/12 of the estimated annual insurance premium into the insurance account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 West Broadway San Diego, CA 92101	Collateral Asset Summary – Loan No. 4 Westin San Diego	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,800,626 57.4% 1.88x 12.3%

SAN DIEGO INT'L AIRPORT - LINDBERGH FIELD
BALBOA PARK
KALMIA ST
IVY ST
HAWTHORN ST
GRAPE ST
FIR ST
ELM ST
PARK WEST
LITTLE ITALY
SAN DIEGO FWY
CABRILLO FWY
Automotive Museum
Spreckles Organ Pavilion
Aerospace Museum
Hawthorn Docks
Grape Street Pier
Residence Inn SD
Pacific Inn & Suites
County Administration
Berkeley
Hampton Inn SD
Firehouse Museum
DATE ST
CEDAR ST
BEECH ST
ASH ST
SAN DIEGO
CORTEZ HILL
San Diego High School
Balboa Stadium
RUSS BLVD
Holiday Inn San Diego
McClintock Plaza SC
San Diego Maritime Museum
Pacific Western Bank
Westin San Diego
400 West Broadway
San Diego, CA 92101
Copley Symphony Hall
San Diego City College
A ST
B ST
C ST
Cruise Ship Terminal
COLUMBIA
B Street Pier
Santa Fe Depot
House of Blues
WEST BROADWAY
Broadway Pier
BROADWAY
Yard House
Central Library
10th Avenue Theatre
The Melting Pot
VinDeSyrah
Koll Center
Navy Pier
USS Midway Museum
Federal Square
Westfield Horton Plaza
GASLAMP QUARTER
F ST
Corporate Suites at Archstone Harborview
Pantoja Park
The Typsy Crow
G ST
Embassy Suites San Diego Bay Downtown
G Street Pier
Chianti
Ghirardelli Ice Cream
Cowboy Star
EAST VILLAGE
Searsucker
Blue Point Coastal Cuisine
MARKET ST
Tuna Harbor
Blarney Stone
ISLAND AVE
Fluxx
Harbor Seafood Mart
Stingaree
Hyatt Manchester Grand San Diego
Oceanaire Seafood Room
J ST
MARINA
The Harbor Club
Sevilla
Seaport Village
San Diego Marriott Hotel & Marina
HARBOR DR
Petco Park
San Diego Bay
Embarcadero Marina Park North
San Diego Convention Center
Omni
PARK BLVD
IMPERIAL AVE
Embarcadero Marina
COMMERCIAL ST
Embarcadero Marina Park South
Hilton San Diego Bayfront
Anaheim
Palm Springs
Oceanside
Carlsbad
Escondido
PACIFIC OCEAN
San Diego
El Cajon
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

1460 North Halsted Street Chicago, IL 60622	Collateral Asset Summary – Loan No. 5 1460 North Halsted	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,407,143 69.3% 1.55x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1460 North Halsted Street Chicago, IL 60622	Collateral Asset Summary – Loan No. 5 1460 North Halsted	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,407,143 69.3% 1.55x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Office / Retail
Sponsor:	J. Michael Drew; Daniel A. Lukas;		Collateral:	Fee Simple
	Structured Development LLC		Location:	Chicago, IL
Borrower:	Blackhawk/Halsted SPE, L.L.C.		Year Built / Renovated:	2007-2008 / NAP
Original Balance:	$62,500,000		Total Sq. Ft.:	224,204
Cut-off Date Balance:	$62,407,143		Property Management:	Mid-America Asset Management,
% by Initial UPB:	4.5%			Inc.
Interest Rate:	4.0750%		Underwritten NOI:	$6,181,300
Payment Date:	6th of each month		Underwritten NCF:	$5,819,938
First Payment Date:	June 6, 2013		Appraised Value:	$90,000,000
Maturity Date:	May 6, 2018		Appraisal Date:	February 15, 2013
Amortization:	336 months
Additional Debt(1):	$13,000,000 Mezzanine Loan		Historical NOI
Call Protection:	L(25), D(31), O(4)		2012 NOI:	$5,775,815 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	$5,357,844 (December 31, 2011)
			2010 NOI:	$3,803,784 (December 31, 2010)
Reserves(2)
	Initial	Monthly	Historical Occupancy
Taxes:	$1,508,080	$150,808	Current Occupancy:	93.4% (January 31, 2013)
Insurance:	$16,177	$8,088	2012 Occupancy:	93.4% (December 31, 2012)
Replacement:	$0	$3,737	2011 Occupancy:	91.5% (December 31, 2011)
TI/LC(3):	$1,200,000	$14,583	2010 Occupancy:	85.6% (December 31, 2010)
Lease Sweep Reserve:	$0	Springing
(1)       See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)       See “Initial Reserves” and “Ongoing Reserves” herein.
(3)       The monthly amount will increase to (i) $16,667 on the payment date in April 2014 and (ii) $20,833 on the payment date in April 2016 (which reserve amount will continue to be required each month through the maturity date).

Financial Information
	Mortgage	Total
	Loan	Debt
Cut-off Date Balance / Sq. Ft.:	$278	$336
Balloon Balance / Sq. Ft.:	$250	$308
Cut-off Date LTV:	69.3%	83.8%
Balloon LTV:	62.3%	76.7%
Underwritten NOI DSCR:	1.65x	1.09x
Underwritten NCF DSCR:	1.55x	1.02x
Underwritten NOI Debt Yield:	9.9%	8.2%
Underwritten NCF Debt Yield:	9.3%	7.7%
Underwritten NOI Debt Yield at Balloon:	11.0%	9.0%
Underwritten NCF Debt Yield at Balloon:	10.4%	8.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1460 North Halsted Street Chicago, IL 60622	Collateral Asset Summary – Loan No. 5 1460 North Halsted	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,407,143 69.3% 1.55x 9.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
British School of Chicago	NR/NR/NR	82,901	37.0%	$25.03	34.0%	7/15/2023
Recreational Equipment, Inc.	NR/NR/NR	28,793	12.8%	$37.40	17.6%	2/28/2019
Northwestern Memorial Hospital	AAA/Aaa/AAA	25,825	11.5%	$31.07	13.1%	8/31/2020(2)
Town & Country Pediatrics	NR/NR/NR	16,100	7.2%	$29.01	7.6%	7/31/2023(3)
Advocate Health Centers, Inc.	NR/NR/NR	13,754	6.1%	$31.24	7.0%	11/17/2018
Total Major Tenants		167,373	74.7%	$28.98	79.4%
Remaining Tenants		42,106	18.8%	$29.88	20.6%
Total Occupied Collateral		209,479	93.4%	$29.16	100.0%
Vacant(4)		14,725	6.6%
Total		224,204	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
The Northwestern Memorial Hospital lease includes a termination option effective August 31, 2015 with at least nine months prior notice and payment of a termination fee equal to the lesser of (a) two months of base rent plus parking rent or (b) the borrower’s unamortized out-of-pocket expenses together with 2% interest per annum. The penalty is estimated to be $2.25 million or $87.12 PSF.

(3)
The Town & Country Pediatrics lease includes a termination option effective September 22, 2016 through September 21, 2017 and a second termination option effective September 22, 2021 through September 21, 2022. Both termination options require at least six months notice and payment of a termination fee equal to the remaining principal balance of the borrower’s unamortized out-of-pocket expenses including any free rent granted under the lease. This termination fee is estimated to be $487,750 or $30.30 PSF for the first termination option.

(4)	The 14,725 sq. ft. of vacant space represents available ground level retail space. At closing $1.2 million was reserved for TI/LCs specifically for this space.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	1	1,416	0.6%	1,416	0.6%	$24.15	0.6%	0.6%
2016	0	0	0.0%	1,416	0.6%	$0.00	0.0%	0.6%
2017	1	1,386	0.6%	2,802	1.2%	$36.00	0.8%	1.4%
2018	2	15,967	7.1%	18,769	8.4%	$30.43	8.0%	9.3%
2019	1	28,793	12.8%	47,562	21.2%	$37.40	17.6%	27.0%
2020	6	44,131	19.7%	91,693	40.9%	$29.98	21.7%	48.6%
2021	2	4,402	2.0%	96,095	42.9%	$31.14	2.2%	50.9%
2022	2	6,888	3.1%	102,983	45.9%	$30.44	3.4%	54.3%
2023	4	99,001	44.2%	201,984	90.1%	$25.68	41.6%	95.9%
Thereafter	2	7,495	3.3%	209,479	93.4%	$33.38	4.1%	100.0%
Vacant	NAP	14,725	6.6%	224,204	100.0%	NAP	NAP
Total / Wtd. Avg.	21	224,204	100.0%			$29.16	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan.    The 1460 North Halsted loan (the “1460 North Halsted Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 224,204 sq. ft. mixed-use building with office and retail tenants located in Chicago, Illinois (the “1460 North Halsted Property”) with an original principal balance of $62.5 million. The 1460 North Halsted Loan has a five-year term and amortizes on a 28-year schedule. The 1460 North Halsted Loan accrues interest at a fixed rate equal to 4.0750% and has a cut-off date balance of approximately $62.4 million. Loan proceeds, along with a $13.0 million mezzanine loan funded concurrently and approximately $10.1 million in equity from the borrower were used to retire existing debt of approximately $57.6 million, return approximately $24.4 million in

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1460 North Halsted Street Chicago, IL 60622	Collateral Asset Summary – Loan No. 5 1460 North Halsted	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,407,143 69.3% 1.55x 9.9%

equity to Commonfund, fund upfront reserves of approximately $2.7 million and pay closing costs of approximately $900,000. Based on the appraised value of $90.0 million as of February 15, 2013, the cut-off date LTV is 69.3% and the remaining implied equity is approximately $14.6 million. The most recent financing of the 1460 North Halsted Property was included in the COMM 2011-FL1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$62,500,000	73.0%	Loan Payoff	$57,643,483	67.3%
Mezzanine Debt	$13,000,000	15.2%	Commonfund Equity Buyout(1)	$24,356,517	28.4%
Sponsor Equity Contribution	$10,118,114	11.8%	Reserves	$2,724,257	3.2%
			Closing Costs	$893,857	1.0%
Total Sources	$85,618,114	100.0%	Total Uses	$85,618,114	100.0%
(1)	In conjunction with the refinancing of the 1460 North Halsted Property, the borrower purchased Commonfund’s 90.0% ownership interest in the 1460 North Halsted Property.

The Borrower / Sponsor.    The borrower, Blackhawk/Halsted SPE, L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are J. Michael Drew, Daniel A. Lukas and Structured Development LLC, on a joint and several basis.

Structured Development was co-founded by Mr. Drew and Mr. Lukas in 2002 to handle complex commercial, retail, industrial, residential and specialty real estate transactions. Past projects have included restorations and repositioning of historic properties such as the Chicago and Northwestern Railroad Powerhouse, as well as a number of redevelopment projects throughout Chicago. Prior to founding Structured Development, Mr. Drew spent 27 years in general construction contracting while Mr. Lukas spent 17 years practicing law covering a wide range of real estate, tax, financing and corporate matters.

The Property.    The 1460 North Halsted Property consists of two Class A mixed-use buildings separated by a pedestrian corridor and attached 534-space parking garage totaling 224,204 sq. ft. located in Chicago, Illinois. The first building was completed in 2007 and is leased to a private school. The second building, completed in 2008, includes street level retail space and professional/medical office space. Located in Chicago’s Lincoln Park neighborhood, the 1460 North Halsted Property is located on a city block and is bound by North Halsted and Dayton Streets to the east and west and Blackhawk and Eastman Streets to the north and south. The 1460 North Halsted Property is located within the North/Clybourn Avenue retail corridor, a unique retail destination consisting of upscale local and national retailers situated within a wide variety of venues from row houses, redeveloped multi-level industrial buildings to newly constructed upscale retail stores. With more boutiques, bars and restaurants per capita than the rest of the city, the Lincoln Park neighborhood is often considered the heart of Chicago’s north side.

Environmental Matters.    The Phase I environmental report dated February 19, 2013  recommended no further action at the 1460 North Halsted Property.

Major Tenants.

British School of Chicago (82,901 sq. ft., 37.0% of NRA, 34.0% of U/W Base Rent)    The British School of Chicago (“BSC”) is part of the British Schools of America (“BSA”), which is part of the World Class Learning Group, an organization that has provided quality education products and services globally for over 25 years. In addition to BSC, BSA also operates schools in Washington, DC, Boston, Houston and Charlotte. BSA offers a high quality British-style of education that is consistent across its schools and is based around a combination of the International Primary Curriculum, the UK National Curriculum and the International Baccalaureate Diploma Program.

BSC first opened in 2001 and relocated to the 1460 North Halsted Property in 2007 and 2008. Since relocating, the school’s enrollment has more than doubled to include 780 students from the ages of three to 18. BSC occupies the entirety of one of the two buildings at the 1460 North Halsted Property and its lease expires in July 2023. BSC has two 10-year renewal options and no early termination options.

Recreational Equipment, Inc. (28,793 sq. ft., 12.8% of NRA, 17.6% of U/W Base Rent)    Founded in 1938 by a group of Pacific Northwest mountaineers, Recreational Equipment, Inc. (“REI”) is the largest American consumer cooperative in the US that sells outdoor recreation gear and sporting goods via the Internet, catalogs and in over 127 stores across 31 states. Since 1998, REI has appeared on FORTUNE magazine’s annual list of the “100 Best Companies to Work For,” offering benefits such as paid sabbatical

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1460 North Halsted Street Chicago, IL 60622	Collateral Asset Summary – Loan No. 5 1460 North Halsted	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,407,143 69.3% 1.55x 9.9%

leave for employees with 15 years or more of service. In 2012, REI had net revenues of over $1.9 billion and approximately 5.1 million active members. As a cooperative, each member is entitled to one vote in the election of the company’s board of directors and receives dividends in the form of merchandise credit or cash based on the individual’s level of qualifying purchases during the year.

REI signed its current lease in October 2008 and occupies a ground floor retail suite at the 1460 North Halsted Property. REI’s lease expires in February 2019 with two five-year renewal options and no early termination options. Since opening in 2008, the REI at the 1460 North Halsted Property has ranked in the top 10 nationally in terms of gross sales.

Northwestern Memorial Hospital (25,825 sq. ft., 11.5% of NRA, 13.1% of U/W Base Rent)    Northwestern Memorial Hospital, the primary teaching hospital for the Northwestern University Feinberg School of Medicine, leases medical office space at the 1460 North Halsted Property under a lease that commenced in October 2008. The Northwestern Memorial Hospital medical staff is comprised of more than 1,600 affiliated physicians who also serve as faculty members of the Feinberg School of Medicine. The physicians and nurses are supported by more than 7,000 employees and hospital volunteers. The Northwestern Memorial Hospital lease space is used by the Northwestern Memorial Physicians Group, a multi-site practice of primary care physicians who are on the medical staff at the hospital, which doctors provide internal medicine, dermatology and pediatric services at the 1460 North Halsted Property.

The Northwestern Memorial Hospital lease expires in August 2020. The tenant has two five-year renewal options and the right to terminate its lease as of August 31, 2015 with at least nine months prior notice and payment of a termination fee. This termination fee is equal to the lesser of (i) two months of base rent plus parking rents ($2.25 million or $87.12 PSF) or (ii) the landlord’s unamortized out-of-pocket expenses together with 2% interest per annum.

The Market.     The 1460 North Halsted Property is located within the City North office submarket, which posted a vacancy rate of 12.4% in Q4 2012, lower than greater Chicago area market rate of 17.6%. Average asking rents for the submarket were $26.93 in Q4 2012 while the overall market averaged $33.77. According to the appraiser, office space within the submarket is generally classified as small Class B or C office suites which are better suited for special use with government, not-for-profit organizations and medical/dental tenants. As the 1460 North Halsted Property was recently constructed between 2007 and 2008, the appraiser has concluded that the 1460 North Halsted Property is Class A. The neighborhood is generally regarded as a retail corridor, and office tenants benefit from high retail traffic in the neighborhood. The appraiser identified the following competitive properties due to their medical office uses:

Competitive Office Buildings(1)
Name/Location (Chicago, IL)	Year Built	NRA (Sq. Ft.)	Occupancy	Rental Rate PSF
1460 North Halsted Property(2)	2007-2008	93,287	100%	$13.66-$37.35
2400 North Ashland	1980	6,696	84%	$20.00-$25.00
3000 North Halsted Street - Illinois	1993	141,765	88%	$33.00-$36.00
Sheffield Square	1910	64,195	93%	$21.60-$39.00
Total/Wtd. Avg.(3)		212,656	89%	$20.00-$39.00
(1)	Source: Appraisal
(2)	Figures for the 1460 North Halsted Property reflect the office component only.
(3)	Total/Wtd. Avg. does not include the 1460 North Halsted Property.

During Q4 2012, the Chicago retail market posted an 8.7% vacancy rate, a 0.8% decrease from year-end 2011. The 1460 North Halsted Property is located in the City North submarket, which had a vacancy rate of 5.7% as of Q4 2012. The North/Clybourn Avenue retail corridor primarily serves the surrounding population, which has one of Chicago’s highest income levels. Within a three-mile radius of the property, 2012 population and average household income were 425,347 and $95,302, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1460 North Halsted Street Chicago, IL 60622	Collateral Asset Summary – Loan No. 5 1460 North Halsted	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,407,143 69.3% 1.55x 9.9%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W PSF
Base Rent(1)	$4,279,669	$5,287,349	$5,707,340	$6,126,922	$27.33
Value of Vacant Space	0	0	0	589,000	2.63
Gross Potential Rent	$4,279,669	$5,287,349	$5,707,340	$6,715,922	$29.95
Total Recoveries	1,663,444	1,785,374	2,029,552	2,690,644	12.00
Total Other Income	485,646	606,492	694,728	699,744	3.12
Less: Vacancy(2)	0	0	0	(822,556)	(3.67)
Effective Gross Income	$6,428,759	$7,679,215	$8,431,620	$9,283,754	$41.41
Total Operating Expenses	2,624,975	2,321,371	2,655,805	3,102,455	13.84
Net Operating Income	$3,803,784	$5,357,844	$5,775,815	$6,181,300	$27.57
TI/LC	0	0	0	316,521	1.41
Capital Expenditures	0	0	0	44,841	0.20
Non-recurring Items(3)	0	289,989	0	0	0.00
Net Cash Flow	$3,803,784	$5,067,855	$5,775,815	$5,819,938	$25.96

(1)	U/W Base Rent includes $17,594 in contractual step rent through December 2013.
(2)	U/W Vacancy represents 8.1% of gross income.
(3)	Non-recurring items in 2011 consisted of loan closing fees associated with the previous loan that was securitized as part of the COMM 2011-FL1 transaction.

Property Management.    The 1460 North Halsted Property is managed by Mid-America Asset Management, Inc.

Lockbox / Cash Management.    The 1460 North Halsted Loan is structured with a hard lockbox and in place cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) commencement of a Lease Sweep Period (as defined below) or (iii) upon an event of default under the mezzanine loan.

A “Lease Sweep Period” commences if with respect to each the British School of Chicago lease, the REI lease or any replacement lease that covers 28,000 sq. ft. or more of rentable area (each, a “Lease Sweep Lease”), (a) a tenant under a Lease Sweep Lease surrenders, cancels or terminates its lease (b) a tenant under a Lease Sweep Lease “goes dark,” (c) there is a monetary default under a Lease Sweep Lease or (d) a tenant under a Lease Sweep Lease is the subject of an insolvency proceeding.

Initial Reserves.    At closing, the borrower deposited (i) $1,508,080 into a tax reserve account, (ii) $16,177 into an insurance reserve account and (iii) $1,200,000 into the TI/LC reserve account solely to be used for tenant improvement obligations relating to 14,725 sq. ft. of ground floor vacant space.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $150,808 into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $8,088 into an insurance reserve account, (iii) $3,737 into a capital expenditure account and (iv) $14,583 into a TI/LC reserve account, which amount is required to increase to $16,667 on the payment date in April 2014 and to $20,833 on the payment date in April 2016.

Current Mezzanine or Subordinate Indebtedness.    A $13.0 million mezzanine loan was funded at loan closing by an affiliate of Prime Finance Group. The mezzanine loan is coterminous with the 1460 North Halsted Loan and accrues interest at a rate of 14.7610% per annum. The mezzanine loan has a coterminous five-year term and is interest only through its maturity date.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1460 North Halsted Street Chicago, IL 60622	Collateral Asset Summary – Loan No. 5 1460 North Halsted	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,407,143 69.3% 1.55x 9.9%

1460 North Halsted
1460 North Halsted Street
Chicago, IL 60622
LINCOLN PARK
Lincoln Park
Lincoln Monument
Chicago History Museum
North and Clybourn Corridor
W NORTH ST
NORTH/CLYBOURN
SEDGWICK
OLD TOWN
Stanton Park
N HALSTED ST
North Branch Chicago River
CTA 'L' SYSTEM
N LASALLE ST
W DIVISION ST
CLARK/DIVISION
Seward Park
GOLD COAST
GOOSE ISLAND
CHICAGO
900 North Michigan Avenue
The Drake
John Hancock Center
Water Tower Place
NEAR NORTH SIDE
Lakeshore Park
N LAKESHORE DR
Lake Michigan
W CHICAGO AVE
CHICAGO-BROWN
E CHICAGO AVE
CHICAGO-RED
Northwestern University
DIVISION
RIVER WEST
METRA
N ORLEANS ST
N STATE ST
MAGNIFICENT MILE
RIVER NORTH
STREETERVILLE
KENNEDY EXPY
GRAND-BLUE
GRAND-RED
The Shops at North Bridge
Lake Point Tower
Tribune Tower
Wrigley Building
Trump Int'l Hotel & Tower
Chicago River
MERCHANDISE MART
Merchandise Mart
90
94
W WACKER DR
CTA 'L' SYSTEM
CLINTON GREEN
CLARK/LAKE
STATE/LAKE
James R Thompson Center
Lakeshore East Park
W RANDOLPH ST
RANDOLPH/WABASH
RANDOLPH STREET
City Hall
Macy's
CHICAGO OTC
WASHINGTON/WELLS
WASHINGTON-BLUE
THE LOOP
Jay Pritzker Pavilion
NEAR WEST SIDE
S HALSTED ST
S WACKER DR
MADISON/WABASH
Chase Tower
41
WEST LOOP GATE
MONROE-BLUE
ADAMS/WABASH
Art Institute of Chicago
Grant Park
W ADAMS ST
Union Station
Willis Tower
QUINCY/WELLS
JACKSON-BLUE
E JACKSON DR
S LAKE SHORE DR
VAN BUREN STREET
Roosevelt University
290
W CONGRESS PKY
LASALLE
CLINTON BLUE
LASALLE STREET
PRINTERS ROW
W HARRISON ST
HARRISON
Buckingham Fountain
University of Illinois at Chicago
CARTIFACT
Lakemoor
Gurnee
Woodstock
Mundelein
Lake Zurich
Vernon Hills
Lake Forest
Lakewood
Buffalo Grove
Hoffman Estates
Northbrook
Elgin
Schaumburg
Evanston
St. Charles
Addison
ILLINOIS
Oak Park
Chicago
Aurora
Wheaton
Cicero
Sugar Grove
Naperville
Downers Grove
Oak Lawn
Oswego
Bolingbrook
Lemont
Whiting
Plainfield
Orland Park
Harvey
Hammond
Gary
Shorewood
Joliet
Homewood
Hobart
Lisbon
Frankfort
Griffith
Channahon
Elwood
Monee
INDIANA
Lake Michigan

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 6 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 25.0% 4.52x 15.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 6 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 25.0% 4.52x 15.4%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail / Office
Credit Assessment			Collateral:	Fee Simple
(DBRS/KBRA/Moody’s):	AAA / AAA / Aaa		Location:	New York, NY
Sponsor:	Paramount Fee, L.P.;		Year Built / Renovated:	1926 / 2006
	Paramount Leasehold, L.P.		Total Sq. Ft.:	694,134
Borrower:	Paramount Fee, L.P.;		Property Management:	Newmark Grubb Knight Frank
	Paramount Leasehold, L.P.		Underwritten NOI:	$20,022,181
Original Balance(1):	$55,000,000		Underwritten NCF:	$18,807,723
Cut-off Date Balance(1):	$55,000,000		“As-Is” Appraised Value:	$520,000,000
% by Initial UPB:	4.0%		“As-Is” Appraisal Date:	April 1, 2013
Interest Rate:	3.1585%		“As-Stabilized” Appraised Value(7):	$680,000,000
Payment Date:	6th of each month		“As-Stabilized” Appraisal Date(7):	April 1, 2017
First Payment Date:	June 6, 2013
Maturity Date:	May 6, 2023		Historical NOI(8)
Amortization:	Interest Only		Most Recent NOI:	$18,775,471 (T-12 February 28, 2013)
Additional Debt(1)(2):	$75,000,000 Pari Passu Debt; Future		2012 NOI:	$18,491,487 (December 31, 2012)
	Mezzanine Debt Permitted		2011 NOI:	$17,225,680 (December 31, 2011)
Call Protection(3):	L(25), D(91), O(4)		2010 NOI:	$17,031,672 (December 31, 2010)
Lockbox / Cash Management:	Hard / Springing
			Historical Occupancy(8)
Reserves(4)			Current Occupancy:	70.3% (March 1, 2013)
	Initial	Monthly	2012 Occupancy:	69.9% (December 31, 2012)
Taxes:	$0	Springing	2011 Occupancy:	75.5% (December 31, 2011)
Insurance:	$0	Springing	2010 Occupancy:	93.8% (December 31, 2010)
Replacement:	$0	Springing
(1)   The Original Balance and Cut-off Date Balance of $55.0 million represent the non-controlling Note A-2 of a $130.0 million whole loan (the “Paramount Building Loan Combination”) evidenced by two pari passu notes.  The pari passu companion loan is the controlling Note A-1 with an original principal amount of $75.0 million, which is expected to be included in a future securitization.  CCRE has reserved the right to further split Note A-1 into multiple notes.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   The lockout period will be at least 24 payment dates beginning with and including the first payment date of June 6, 2013.  Defeasance of the full $130.0 million Paramount Building whole loan is permitted on the date that is the earlier to occur of (i) two years after the closing date of the securitization deal that includes the last note deposited into a securitization, and (ii) April 18, 2017.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Paramount Building Loan Combination.
(6)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment.  Based on a 30-year amortization schedule, the underwritten NOI DSCR and underwritten NCF DSCR are 2.98x and 2.80x, respectively.
(7)   The “As-Stabilized” Appraised Value assumes, among other things, a stabilized occupancy of 94.9% at the Paramount Building Property.  The “As-Stabilized” LTV is approximately 19.1% based on the aggregate Paramount Building Loan Combination of $130.0 million.
(8)   In 2011, office tenant Off Track Betting declared bankruptcy, vacating 130,000 sq. ft. on the 8th, 10th and 11th floors, which reduced office occupancy levels from 93.0% to 71.5%.  The space was held offline as the Borrowers considered repositioning the office tower into a hotel until 2012, when this alternative use plan was terminated in favor of a space upgrade and lease up plan.  The increase in NOI was primarily the result of retail tenants renewing their spaces at higher rents.

TI/LC:	$0	Springing
Large Lease Rollover:	$0	Springing

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$187
Balloon Balance / Sq. Ft.:	$187
Cut-off Date LTV:	25.0%
Balloon LTV:	25.0%
Underwritten NOI DSCR(6):	4.81x
Underwritten NCF DSCR(6):	4.52x
Underwritten NOI Debt Yield:	15.4%
Underwritten NCF Debt Yield:	14.5%
Underwritten NOI Debt Yield at Balloon:	15.4%
Underwritten NCF Debt Yield 1at Balloon:	14.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 6 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 25.0% 4.52x 15.4%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent(3)	Lease Expiration
Retail Tenants
Hard Rock Café	NR/B1/BB	44,970	6.5%	$70.95	12.3%	1/10/2021
Bubba Gump NY	NR/Caa1/B	14,058	2.0%	$105.16	6.2%	12/31/2018
Carmine’s	NR/NR/NR	11,316	1.6%	$132.25	5.1%	1/31/2020
Levi’s Only Stores, Inc.	BB-/B1/B+	6,500	0.9%	$700.00	15.4%	1/15/2018
Haru	NR/NR/NR	4,432	0.6%	$124.45	1.9%	6/14/2014
Total Major Retail Tenants		81,276	11.7%	$138.63	40.7%
Remaining Retail Tenants		6,570	0.9%	$707.17	15.7%
Total Occupied Retail		87,846	12.7%	$181.15	56.4%
Vacant Retail		0	0.0%
Total Retail		87,846	12.7%

Office Tenants
HQ Global Workplaces LLC (Regus)(4)	NR/NR/NR	39,854	5.7%	$33.00	4.4%	11/30/2024
Atkinson Koven Feinberg Engineers	NR/NR/NR	38,025	5.5%	$25.28	3.2%	10/19/2014
Hardesty & Hanover	NR/NR/NR	34,553	5.0%	$33.00	3.8%	12/15/2018
G.W.U. Leasing, LLC(5)	NR/NR/NR	24,762	3.6%	$49.80	4.2%	11/30/2023
Vladeck, Waldman, Elias & Engelhard	NR/NR/NR	23,235	3.3%	$23.50	1.8%	6/30/2015
Total Major Office Tenants		160,429	23.1%	$32.39	17.5%
Remaining Office		230,968	33.3%	$33.43	26.1%
Total Occupied Office Tenant		391,397	56.4%	$33.00	43.6%
Vacant Office		206,359	29.7%

Total Office		597,756	86.1%

Total Commercial		685,602	98.8%

Storage		8,532	1.2%

Total		694,134	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
U/W Base Rent PSF includes contractual rent increases through May 2014 for the office space and average rent through the earlier of loan maturity or lease expiration for the retail space.  U/W Retail Base Rent PSF of $181.15 is approximately 50.6% below the appraiser’s concluded weighted average market rent of $366.61 PSF and U/W Office Base Rent PSF of $33.00 is approximately 22.5% below the appraiser’s concluded weighted average market rent of $42.56 PSF.

(3)
% of Total U/W Base Rent includes $439,822 paid by Hard Rock Café and $360,000 paid by Bubba Gump NY for signage.  The signage income represents the average annual rent paid over the remaining lease term and is excluded from the U/W Base Rent PSF for both Hard Rock Café and Bubba Gump NY.

(4)
The Borrowers have the right to terminate the HQ Global Workplace LLC (Regus) lease beginning November 10, 2014 with at least nine months prior notice if the Borrowers do not receive six consecutive months of additional percentage rent that is due under the lease between the 31st and the 54th calendar months of the lease.  HQ Global Workplaces LLC (Regus) has the right to terminate its lease beginning November 10, 2014 with at least nine months prior notice and payment of six months aggregate base rent and unamortized TI/LC’s.  HQ Global Workplaces LLC’s (Regus) U/W Base Rent PSF is approximately 21.4% below the appraiser’s market rent.

(5)	G.W.U. Leasing, LLC has a one-time right to terminate its lease on the 21st floor beginning on November 30, 2013 with at least six months prior notice and payment of unamortized free rent and TI/LC’s.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 6 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 25.0% 4.52x 15.4%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling(2)	Cumulative % of U/W Base Rent
MTM	9	19,935	2.9%	19,935	2.9%	$21.24	1.4%	1.4%
2013	11	13,523	1.9%	33,458	4.8%	$36.48	1.7%	3.1%
2014	11	63,245	9.1%	96,703	13.9%	$34.95	7.5%	10.6%
2015	18	59,738	8.6%	156,441	22.5%	$30.00	6.0%	16.6%
2016	14	52,695	7.6%	209,136	30.1%	$33.09	5.9%	22.5%
2017	5	15,665	2.3%	224,801	32.4%	$39.63	2.1%	24.6%
2018(3)	14	67,528	9.7%	292,329	42.1%	$113.64	27.1%	51.7%
2019	1	5,116	0.7%	297,445	42.9%	$32.00	0.6%	52.2%
2020	10	43,133	6.2%	340,578	49.1%	$66.31	9.7%	61.9%
2021(4)	4	51,486	7.4%	392,064	56.5%	$135.96	25.1%	87.0%
2022	0	0	0.0%	392,064	56.5%	$0.00	0.0%	87.0%
2023	3	34,762	5.0%	426,826	61.5%	$55.31	6.5%	93.5%
Thereafter	5	60,949	8.8%	487,775	70.3%	$31.60	6.5%	100.0%
Vacant	NAP	206,359	29.7%	694,134	100.0%	NAP	NAP
Total / Wtd. Avg.	105	694,134	100.0%			$59.10	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)	% of U/W Base Rent Rolling includes signage income for Bubba Gump NY and Hard Rock Café, which expire in 2018 and 2021, respectively. Signage income is excluded from Annual U/W Base Rent PSF.
(3)	The weighted average underwritten base rent for tenants rolling in 2018 is approximately 51.2% below the appraiser’s market rent.
(4)	The weighted average underwritten base rent for tenants rolling in 2021 is approximately 48.2% below the appraiser’s market rent.

The Loan.    The Paramount Building loan (the “Paramount Building Loan”) is a fixed rate loan secured by the Borrowers’ fee simple interest in a 694,134 sq. ft. mixed-use retail/office building located at 1501 Broadway in Times Square, New York City on Broadway between 43rd and 44th Streets (the “Paramount Building Property”) with an original principal balance of $55.0 million.  The Paramount Building Loan is comprised of the non-controlling Note A-2 of a $130.0 million whole loan that is evidenced by two pari passu notes (collectively, the “Paramount Building Loan Combination”).  Only the $55.0 million non-controlling Note A-2 will be included in the COMM 2013-CCRE8 trust.  The controlling Note A-1, with an original principal balance of $75.0 million (which note may be further split), is expected to be included in one or more future securitizations.  The Paramount Building Loan has a 10-year term and interest only payments for the term of the loan.  The Paramount Building Loan accrues interest at a fixed rate equal to 3.1585% and has a Cut-Off Date Balance of $55.0 million.  Loan proceeds were used to retire existing debt of approximately $49.3 million, cover closing costs and return $76.1 million of equity to the Borrowers.  Based on the “As-Is” appraised value of $520.0 million as of April 1, 2013, the Cut-Off Date LTV is 25.0% with remaining implied equity of $390.0 million.  The most recent prior financing of the Paramount Building Property was included in the WBCMT 2006-C25 transaction.

The relationship between the holders of the Note A-1 and the Note A-2 (and other future notes, if applicable) will be governed by a co-lender agreement as described under “Description of the Mortgage Pool – Loan Combinations – The Paramount Building Loan Combination” in the accompanying Free Writing Prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$130,000,000	100.0%	Loan Payoff(1)	$49,303,371	37.9%
			Closing Costs	$4,557,419	3.5%
			Return of Equity	$76,139,210	58.6%
Total Sources	$130,000,000	100.0%	Total Uses	$130,000,000	100.0%
(1)	Loan Payoff includes approximately $44.8 million of existing debt and approximately $4.5 million of defeasance costs.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 6 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 25.0% 4.52x 15.4%

The Borrower / Sponsor.    The borrowers and non-recourse guarantors are Paramount Fee, L.P. and Paramount Leasehold, L.P., on a joint and several basis (collectively the “Borrowers”).  The Borrowers are each a single purpose New York limited partnership structured to be bankruptcy-remote each with two independent directors in its organizational structure.  The Borrowers are controlled by Karen Cohen and trusts associated with the Levin family.

Based in North Plainfield, New Jersey, Levin Management was founded by members of the Levin family in 1952 and currently manages 90 properties totaling approximately 12.5 million sq. ft. in New Jersey, New York, Pennsylvania, Virginia and North Carolina.  Levin Management specializes in retail services, offering leasing, property management, financial management and reporting, construction services/management and marketing.

Arthur G. Cohen, the spouse of Karen Cohen, has over 50 years of real estate experience including the development of the Olympic Tower and The Peninsula Hotel on Fifth Avenue, and The Michelangelo Hotel on Seventh Avenue in New York City.  Arthur G. Cohen was also a partner in the Worldwide Plaza complex located in New York City as well as the residential community and retail center known as Aventura in North Miami, Florida.

The sponsors (or predecessor entities) purchased the Paramount Building Property in 1964.

The Property. The Paramount Building Property is a 31-story building, which was built in 1926 and most recently renovated in 2006.  The Paramount Building Property totals 694,134 sq. ft. and is comprised of 597,756 sq. ft. of office space, 87,846 sq. ft. of retail space and 8,532 sq. ft. of storage space.  As of March 1, 2013, the office space was approximately 65.5% occupied (43.6% of U/W Base Rent) and the retail space was 100.0% occupied (56.4% of U/W Base Rent).  Office floor plates range from 42,227 sq. ft. on lower floors to 1,211 sq. ft. on the upper floors and are serviced by 13 passenger elevators and 2 freight elevators.  The retail space consists of 28,140 sq. ft. of ground floor retail space and 59,706 sq. ft. of below grade and second floor retail space.

The Paramount Building Property is located in the heart of Times Square in Midtown Manhattan, a premier retail and office location, and extends the entire length of the western block of Broadway between 43rd and 44th Streets and approximately half way down the side street blocks towards Eighth Avenue.  The Paramount Building Property is located proximate to the Times Square subway station, the largest subway station in New York City providing access to 12 different subway lines including shuttle train access to Grand Central Terminal.  The Paramount Building Property is also walking distance from Penn Station and the New York Port Authority Bus Terminal.

Environmental Matters.  The Phase I environmental report dated March 26, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the Paramount Building Property, which is currently in place.

Major Tenants.

Retail Tenancy
The Paramount Building Property contains 87,846 sq. ft. of retail space located on first, second and below-grade floors.  The retail space is currently 100.0% occupied by 11 tenants, representing 12.7% of total net rentable area (“NRA”) and 56.4% of U/W Base Rent.  Five of the 11 tenants, Hard Rock Café, Bubba Gump NY, Levi’s Only Stores Inc., Yankees Club and Lids, have frontage along Broadway in Times Square.  Underwritten retail base rents at the Paramount Building Property are approximately 50.6% below the appraiser’s weighted averaged market rent.  The tenants that report sales at the Paramount Building Property achieved T-12 3/31/2013 average sales of approximately $1,812 PSF.

Hard Rock Café (44,970 sq. ft.; 6.5% of NRA; 12.3% of U/W Base Rent) Hard Rock Café is a chain of theme restaurants founded in 1971 in London and purchased by the Seminole Tribe of Florida in 2007.  There are currently 175 Hard Rock Café locations in 53 countries.  Hard Rock Café leased area consists of 2,970 sq. ft. of ground floor retail and 42,000 sq. ft. of below-grade space connected by an open staircase.  Hard Rock Café pays an additional $439,822 per year for signage at the Paramount Building Property.  Hard Rock Café’s U/W Base Rent PSF of $70.95 PSF is approximately 64.4% below the appraiser’s concluded weighted average market rent for its space of $199.07 PSF.

Bubba Gump NY (14,058 sq. ft.; 2.0% of NRA; 6.2% of U/W Base Rent) Bubba Gump Shrimp Co. (“Bubba Gump”) is a chain of casual theme seafood restaurants.  The first Bubba Gump Restaurant and Market opened in 1996 in Monterey, CA. Bubba Gump has since grown to 38 locations worldwide including the Las Vegas Strip, Times Square New York, Universal CityWalk Orlando, Victoria’s Peak Hong Kong, Santa Monica Pier and Pier 39 in San Francisco.  Bubba Gump is owned by Landry’s, Inc., which purchased Bubba Gump Shrimp Co. in 2010.  Landry’s, Inc. is the owner and operator of over 400 restaurants, including more than 40 unique brands.  Bubba

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 6 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 25.0% 4.52x 15.4%

Gump NY pays an additional $360,000 per year for signage at the Paramount Building Property.  Bubba Gump NY’s T-12 3/31/2013 sales were approximately $1,575 PSF.  Bubba Gump NY’s U/W Base Rent PSF of $105.16 is approximately 56.9% below the appraiser’s concluded market rent for its space of $244.16 PSF.

Carmine’s (11,316  sq. ft.; 1.6% of NRA; 5.1% of U/W Base Rent) Carmine’s is a privately owned chain of family style restaurants founded in New York City in 1990.  Carmine’s has since grown to six locations including two in Times Square, New York; Atlantic City, New Jersey; Washington, D.C.; Las Vegas, Nevada and Paradise Island, Bahamas.  Carmine’s T-12 3/31/2013 sales were approximately $1,988 PSF.  Carmine’s U/W Base Rent PSF of $132.25 is approximately 37.5% below the appraisers concluded market rent for its space of $211.63 PSF.

Office Tenancy
The Paramount Building Property contains 597,756 sq. ft. of office space.  The office space represents 86.1% of total NRA and is currently 65.5% occupied by 85 tenants (43.6% of U/W Base Rent).  In 2011, office tenant Off Track Betting declared bankruptcy, vacating 130,000 sq. ft. on the 8th, 10th and 11th floors, which reduced office occupancy levels from 93.0% to 71.5%.  The space was held offline as the Borrowers considered repositioning the office tower into a hotel until 2012, when this alternative use plan was terminated in favor of a space upgrade and lease up plan.  The appraiser concluded a stabilized occupancy of 94.9%.  Underwritten office base rents at the Paramount Building Property are approximately 22.5% below the appraiser’s weighted average market rent.

HQ Global Workplaces LLC (Regus) (39,854 sq. ft.; 5.7% of NRA; 4.4% of U/W Base Rent) HQ Global Workplaces LLC (Regus) is a subsidiary of Regus plc (“Regus”; LSE: “RGU”).  Founded in 1989 and headquartered in Luxembourg, Regus is the world’s largest provider of flexible workplaces which include collaboration spaces, meeting rooms, business lounges, virtual offices and day offices.  Regus has over one million customers and currently 1,500 locations, in 600 cities and 100 countries. HQ Global Workspaces LLC’s (Regus) U/W Base Rent PSF of $33.00 PSF is approximately 21.4% below the appraiser’s concluded market rent of $42.00 PSF.

Atkinson Koven Feinberg Engineers (38,025 sq. ft.; 5.5% of NRA; 3.2% of U/W Base Rent) Atkinson Koven Feinberg Engineers (“AKF Engineers”) is a full service consulting engineering firm serving public and private sector clients globally. Established in 1989, AKF Engineers is headquartered in the Paramount Building Property with additional offices throughout the United States. AKF Engineers’ clients include Google, Novartis, Macy’s and PricewaterhouseCoopers. AKF Engineer’s U/W Base Rent of $25.28 PSF is approximately 36.8% below the appraiser’s concluded market rent of $40.00 PSF.

Hardesty & Hanover (34,553 sq. ft.; 5.0% of NRA; 3.8% of U/W Base Rent) Hardesty & Hanover is a privately held full service infrastructure engineering firm founded in 1887 and headquartered at the Paramount Building Property.  The mainstay of Hardesty & Hanover’s practice is comprehensive transportation engineering consulting specializing in fixed and moveable bridges.  Projects include the Triborough Bridge, Miller Park and Safeco Field.  Hardesty & Hanover’s U/W Base Rent PSF of $33.00 is approximately 17.5% below the appraiser’s concluded market rent of $40.00 PSF.

The Market.

The Paramount Building Property is located in the Times Square “Bowtie”, bound by West 42nd and West 47th Streets between Broadway and Seventh Avenue, providing the Paramount Building Property with significant exposure to tourism and pedestrian traffic.  Numerous major retail and entertainment companies have a presence in Times Square due to its high visibility and 24/7 nature.  According to the Times Square Alliance, approximately 350,000 people walked through the “Bowtie” section daily during 2012 and approximately 90,200 people daily visited the square block occupied by the Paramount Building Property in March 2013, making it the second most trafficked block in the Times Square Submarket.

Times Square Retail Submarket
The Paramount Building Property is located in the Times Square retail submarket within Midtown Manhattan.  As of Q4 2012, the Times Square retail submarket exhibited a vacancy rate of 6.5% and a ground floor retail market rent of $2,283 PSF.  The appraiser analyzed a set of eight comparable leases and concluded a weighted average retail market rent of $366.61 PSF, including 59,706 sq. ft. of below-grade space and second floor space leased by Hard Rock Café, Bubba Gump NY and Carmine’s.  Underwritten weighted average retail rents at the Paramount Building Property are currently $181.15 PSF, approximately 50.6% below the appraiser’s concluded weighted average retail market rent.

The appraiser concluded individual tenant market rents for grade and non-grade space.  Nine of the 11 tenants at the Paramount Building Property exhibited rents below the appraiser’s weighted average concluded market rent for their respective space.  The chart below summarizes the individual tenant market rents as determined by the appraiser.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 6 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 25.0% 4.52x 15.4%

Market Rent(1)
Tenant	Commencement Date	Leased Area (Sq. Ft.)	U/W Base Rent PSF	Ground Floor Market Rent	Non-Grade Market Rent(2)	Wtd. Avg. Concluded Market Rent	% Below Market
Hard Rock Café	8/1/1999	44,970	$70.95	$1,600.00	$100.00	$199.07	64.4%
Bubba Gump NY	5/19/2003	14,058	$105.16	$1,600.00	$100.00	$244.16	56.9%
Carmine’s	2/1/1992	11,316	$132.25	$300.00	$100.00	$211.63	37.5%
Levi’s Only Stores, Inc.	12/17/2007	6,500	$700.00	$1,600.00	NAP	$1,600.00	56.3%
Haru	6/15/1999	4,432	$124.45	$300.00	NAP	$300.00	58.5%
Yankees Club	2/9/2011	1,917	$1,358.43	$1,600.00	NAP	$1,600.00	15.1%
Bella Vita	12/1/1991	1,900	$50.39	$300.00	NAP	$300.00	83.2%
Starlight	12/1/2001	1,000	$425.00	$400.00	NAP	$400.00	NAP
Lids	5/28/2010	823	$1,297.15	$1,600.00	NAP	$1,600.00	18.9%
Ben & Jerry’s	5/1/2013	730	$554.13	$400.00	NAP	$400.00	NAP
Roger’s News	4/1/2008	200	$245.83	$250.00	NAP	$250.00	1.7%
Total / Wtd. Avg.		87,846	$181.15	$1,312.13	$100.00	$366.61	50.6%
(1)	Source: Appraisal
(2)	Non-Grade Market Rent applies to both below-grade and second floor space.

Westside Office Submarket
The Paramount Building Property is located in the Westside office submarket of Midtown Manhattan.  The Westside office submarket is bound by 42nd and 57th Streets west of Seventh Avenue to the Hudson River.  As of Q4 2012, the Westside office submarket was comprised of 28 buildings totaling 25,786,088 sq. ft. with a vacancy rate of 9.4% and an average rental rate $62.91 PSF.  The appraiser analyzed a set of eight comparable leases within the immediate competitive area of the Paramount Building Property and concluded a weighted average office market rent of $42.56 PSF.  Underwritten weighted average office rents at the Paramount Building Property are currently $33.00 PSF, approximately 22.5% below the appraiser’s concluded office market rent.  The chart below summarizes the comparable set as determined by the appraiser.

Comparable Set(1)
Building	Tenant	Lease Area (Sq. Ft.)	Initial Rent PSF	Lease Commencement Date	Lease Term (yrs)
Paramount Building Property	Various	391,397	$33.00	Various	Various
1040 Avenue of the Americas	Dice Holdings	12,007	$48.00	Mar-2013	8
50 Rockefeller Plaza	Carey Asset Management	18,284	$62.00	Feb-2013	7
1700 Broadway	Scarola Malone Zubatov	13,533	$62.00	Feb-2013	10
1412 Broadway	Quartet Financial Systems	5,253	$41.00	Jan-2013	7
229 West 43rd Street	IAC/CityGrid	28,500	$65.00	Nov-2012	5
1065 Avenue of the Americas	Caplease	12,726	$63.00	Nov-2012	10
1441 Broadway	By Design	21,711	$41.00	Oct-2012	10
1412 Broadway	One Step Up	52,805	$41.00	Sep-2012	10
Total / Wtd. Avg.(2)		164,819	$51.41		9
(1)	Source: Appraisal
(2)	Total / Wtd. Avg. excludes the Paramount Building Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 6 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 25.0% 4.52x 15.4%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 2/28/2013	U/W(3)	U/W PSF
Base Rent(1)	$26,564,529	$28,021,595	$27,890,114	$29,629,697	$42.69
Value of Vacant Space	0	0	0	8,779,758	12.65
Gross Potential Rent	$26,564,529	$28,021,595	$27,890,114	$38,409,455	$55.33
Total Recoveries	4,810,598	4,648,208	4,996,717	4,829,985	6.96
Total % Rents	391,458	295,769	345,745	301,538	0.43
Total Other Income	580,747	558,126	532,484	532,484	0.77
Less: Vacancy(2)	0	0	0	(8,779,758)	(12.65)
Effective Gross Income	$32,347,332	$33,523,698	$33,765,061	$35,293,704	$50.85
Total Operating Expenses	15,121,652	15,032,211	14,989,589	15,271,524	22.00
Net Operating Income	$17,225,680	$18,491,487	$18,775,471	$20,022,181	$28.84
TI/LC	0	0	0	1,040,924	1.50
Capital Expenditures	0	0	0	173,534	0.25
Net Cash Flow	$17,225,680	$18,491,487	$18,775,471	$18,807,723	$27.10
(1)
Base Rent includes $279,448 of contractual rent increases through May 2014 for the office space and $1,516,033 of average rent through the earlier of loan maturity or lease expiration for the retail space.  T-12 3/31/13 sales for retail tenants that report were approximately $1,812 PSF. U/W Retail Base Rent PSF is approximately 50.6% below the appraiser’s concluded weighted average market rent and U/W Office Base Rent PSF is approximately 22.5% below the appraiser’s concluded weighted average market rent.

(2)
The Paramount Building Property is currently 70.3% physically occupied and 77.1% economically occupied.  U/W vacancy represents in-place economic vacancy of 20.2%.  In 2011, office tenant Off Track Betting declared bankruptcy, vacating 130,000 sq. ft. on the 8th, 10th and 11th floors, which reduced office occupancy levels from 93.0% to 71.5%.  The space was held offline as the Borrowers considered repositioning the office tower into a hotel until 2012, when this alternative use plan was terminated in favor of a space upgrade and lease up plan.  The appraiser concluded a stabilized occupancy rate of 94.9%.

(3)
Adjusting the U/W net cash flow to provide for a 93% and 99% stabilized office and retail occupancy, respectively, and certain estimated expenses and reimbursements results in a $24.6 million net cash flow which is consistent with the appraiser’s stabilized building occupancy of 94.9% and year four net cash flow of $24.7 million.

Property Management.    The Paramount Building Property is managed by Newmark Grubb Knight Frank.

Lockbox / Cash Management.     The Paramount Building Loan is structured with a hard lockbox and springing cash management.  In place cash management and an excess cash flow sweep are required upon (i) an event of default, (ii) the failure by the Borrowers at the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 2.05x, or (iii) the commencement of a Large Lease Rollover Event (defined below).

A “Large Lease Rollover Event” will occur if (i) any Large Lease (as defined below) is not renewed six months prior to its expiration date and (ii) the debt yield, calculated as net operating income excluding rent paid by a tenant under a Large Terminated Lease (defined below) and including net effective rent for any Large Lease replacement tenant, is less than 10.0%.

A “Large Lease” is any lease with (i) square footage greater than 20.0% of the rentable square footage at the Paramount Building Property or (ii) trailing 12-month rent greater than 20.0% of gross income from operations at the Paramount Building Property.

A “Large Terminated Lease” is any Large Lease where the related tenant (a) does not renew six months prior to its scheduled expiration, (b) goes dark, (c) commences a bankruptcy action or (d) delivers written notice of its intention to vacate its premises prior to May 6, 2023.  Upon the occurrence of a Large Lease Rollover Event, excess cash flow will be deposited into the Large Lease Rollover reserve, which will be capped at $18.0 million; provided that in lieu of an excess cash flow sweep, the borrower is permitted to deliver an acceptable letter of credit in an amount of $18.0 million.

Initial Reserves.    None.

Ongoing Reserves.    If the debt service coverage ratio falls below 2.05x, the Borrowers will be required to make monthly deposits of (i) 1/12 of the required annual taxes and insurance premiums into a tax and insurance escrow account, (ii) $14,462 into a replacement reserve account monthly and (iii) $86,744 into a rollover reserve account.  In addition, during a Large Lease Rollover Event, excess cash will be deposited into the Large Lease Rollover reserve as described above.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 6 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 25.0% 4.52x 15.4%

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    The Paramount Building Loan documents permit future mezzanine debt subject to, among other things, (i) a combined loan to value of not more than 65.0%, (ii) a combined debt yield of at least 10.0%, (iii) a combined debt service coverage ratio of at least 2.24x and (iv) a rating agency confirmation.

Partial Release.  None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 6 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 25.0% 4.52x 15.4%

THE PARAMOUNT BUILDING

FLOOR
31
Vacant 1,592 SF
30
Alexander P. Hartnett, Esq. 3,480 SF 6/30/2015
29
Vacant 1,126 SF
Awaken Entertainment LLC 1,834 SF MTM
28
Vacant 2,682 SF
27
Vacant 2,707 SF
26
New York Residence 2,751 SF 3/14/2017
Vacant 2,101 SF
25
Vacant 6,473 SF
24
Chic Silber 175 SF MTM
Beltax Associates, Inc. & Glick & Weintraub, P.C. 2,221 SF 12/31/2014
Principal Building Services, LLC 5,840 SF 4/30/2014
23
Building Storage 215 SF
Treehouse Media LLC 3,729 SF 9/30/2013
Treehouse Media LLC 993 SF 9/30/2013
Brandt & Hochman Literary 3,785 SF 11/30/2020
22
21
G.W.U. Leasing, LLC 24,762 SF (Total 21st and 22nd Floors) 11/30/2023
20
Toho Int'l. 631 SF 10/31/2014
Hellenic Holiday, Inc. 806 SF 8/31/2017
Junkyard Dog 1,227 SF 11/5/2016
On & Off Broadway 701 SF 1/9/2018
Vacant 996 SF
Vacant 406 SF
Miric Industries 271 SF 5/31/2018
Vacant 721 SF
Deepak Alur 355 SF 3/13/2014
Vacant 353 SF
Dr. Mark Kogan 756 SF 5/31/2018
SkinnyMan, Inc. 2,825 SF 10/21/2018
19
Building Office 1,631 SF
Lisa Booth 919 SF 6/30/2016
Richard B. Shebairo 457 SF 10/19/2013
Vacant 780 SF
Don Nelson 533 SF 7/7/2018
National Child Labor Committee 734 SF 5/31/2016
Vacant 5,581 SF
Stanley Cohen & Brian Tucker 2,262 SF 3/31/2015
Two Hands Ent 515 SF 7/16/2013
18
Vacant 442 SF
DataWare Corp. 502 SF 6/6/2013
Carla Capone 507 SF 9/5/2016
Vacant 467 SF
Juliet P. Kalib, Esq. 936 SF 3/4/2015
Vacant 1,123 SF
Takara Media 876 SF 8/9/2015
Consolini & Isaacs 605 SF 7/12/2016
MRC Holding 1,682 SF 7/31/2015
Continental Guest Services 5,116 SF 2/28/2019
17
Stage Directors and Choreographers Society 5,860 SF 3/31/2015
Nalco Chemical Co. 1,291 SF 4/30/2015
C & R Consulting, Inc. 8,511 SF 3/8/2020
16
Emile Charlap 1,465 SF 12/31/2013
Stuart Thomson 2,524 SF 4/30/2016
Schulman Publicity 550 SF 7/31/2014
Julien & Associates 628 SF MTM
Blecher Mendel 2,019 SF 6/30/2016
Tech Productions 621 SF 11/30/2018
Charles Fine 865 SF 8/31/2013
Consensus Brokers 1,743 SF 11/26/2017
Above the Title Entertainment LLC 1,215 SF 9/19/2015
Seven Squared 3,776 SF 10/11/2021
15
C & M First Services, Inc. 2,328 SF 11/23/2018
Essex Temporary Services, Inc. 2,149 SF 2/24/2017
Strategic Funding Source, Inc. 9,270 SF 4/30/2023
Vladeck Storage 418 SF 6/30/2015
The Krasny Office, Inc. 660 SF 3/31/2013
C & M First Services, Inc 665 SF 11/30/2018
14
Vacant 418 SF
Vacant 2,992 SF
Martini Entertainment Co. 2,026 SF 2/28/2020
VallotKarp Consulting LLC 1,018 SF 5/22/2016
Garwin, Bronzaft, Gerstein & Fisher 8,581 SF 5/16/2014
13
ATM Productions 1,841 SF 4/30/2015
ATM Productions 1,885 SF 4/30/2015
Carolyn Rossi 771 SF 6/17/2015
Depth of Field 1,373 SF MTM
Sunday Productions 1,111 SF 3/31/2013
Mark Szuran 1,763 SF 3/31/2016
Boneau/Bryan-Brown, Inc. 3,947 SF 11/30/2015
Alan S. Honig Associates, Inc. 1,747 SF 1/31/2014
12
HQ Global Workplaces LLC 39,854 SF 11/30/2024
11
Vacant 47,160 SF
10
Vacant 47,201 SF
9
Vladeck, Waldman, Elias & Engelhard, P.C. 23,235 SF 6/30/2015
Vacant 9,972 SF
8
Vacant 33,058 SF
7
Dramatist's Guild 5,249 SF 10/13/2026
Douglas, Gorman 1,954 SF 4/30/2015
SHARE Self Help Care 3,001 SF 5/27/2015
Landmark Signs 2,122 SF 5/27/2015
The Newspaper Guild of NY 10,725 SF MTM
Atkinson Koven Feinberg 34,775 SF 10/19/2014
6
American Federation of Musicians 13,750 SF 1/31/2016
Vacant 6,820 SF
Hat World, Inc. (Storage) 2,520 SF
Atkinson Koven Feinberg 3,250 SF 10/19/2014
5
Vacant 21,614 SF
The Natan Fund 1,488 SF 12/31/2015
Manohar S. Talreja 1,057 SF 7/6/2020
MINAB Corp. 400 SF MTM
Springer Assoc. 1,133 SF 5/31/2013
Dr. Alan Farber 1,485 SF 2/28/2016
Hat World, Inc. (Storage) 1,000 SF 9/30/2020
Hardesty & Hanover 380 SF 10/21/2018
Alicart Group 500 SF 1/31/2020
Alicart Group 6,613 SF 1/31/2020
The Jewish Week 7,325 SF 12/31/2020
4
Daktronics 1,848 SF 5/13/2016
NASDAQ 863 SF 6/14/2014
Briggs, Inc. 2,093 SF 9/15/2013
American Society of Journalists 1,892 SF 10/31/2015
Gov of the Dominican Republic 14,000 SF 12/31/2024
Clear Channel 9,500 SF 12/27/2016
Videoservice Acquisition Corp. 8,225 SF 4/30/2017
Hardesty & Hanover, LLP 34,553 SF 12/15/2018
3
Vacant 340 SF
Vacant 923 SF
Vacant 910 SF
Vacant 1,000 SF
Vacant 1,240 SF
Vacant 5,161 SF
2
The Institute Foundation 14,796 SF 3/31/2016
Hard Rock Café International (USA) Inc. (Pt. Cellar, Pt. Ground, Pt. 2nd) 44,970 SF 1/10/2021
Little Fish, Inc. (Carmine's) 11,316 SF 1/31/2020
Bubba Gump NY, LLC 14,058 SF 12/31/2018
STORES/ CELLAR
Levi's Only Stores, Inc. 6,500 SF (store) / 3,200 SF (cellar) 1/15/2018
Yankees Club, Inc. 1,917 SF 6/30/2021
Hardesty & Hanover Storage 317 SF MTM
Lids, Inc. 823 SF 5/31/2021
43rd St. Deli 1,900 SF MTM
Roger's News (Lobby) 200 SF 3/31/2018
1501 Broadway Restaurant 4,432 SF 6/14/2014
Ben & Jerry's 730 SF 4/30/2023
Little Hee's Corp. 1,000 SF 1/31/2020
VACANT
MTM
BUILDING
2013
2014
2015
2016
2017
2018
2019
2020+

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 6 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 25.0% 4.52x 15.4%

The Paramount Building
1501 Broadway
New York, NY 10036
TIMES SQUARE
ROCKEFELLER CENTER
DIAMOND ROW
RESTAURANT ROW
GARMENT DISTRICT
MIDTOWN SOUTH
HERALD SQUARE
BRYANT PARK
NEW YORK PUBLIC LIBRARY
PORT AUTHORITY BUS TERMINAL
NEW YORK TIMES HEADQUARTERS
NEW YORK TIMES
RADIO CITY MUSIC HALL
GE BLDG 30 ROCKEFELLER PLAZA
MCGRAW-HILL
NEWS CORP
TIME & LIFE BLDG
MORGAN STANLEY
MARRIOTT MARQUIS
E-WALK
VORNADO
MACY'S
HBO
GRACE BLDG
ONE BRYANT PARK
CALYON
CBS
TISHMAN
AXA CENTER
UBS
787 SEVENTH EQUITABLE CENTER
745 SEVENTH
1251 SIXTH
W 53RD STREET
W 52ND STREET
W 51ST STREET
W 50TH STREET
W 49TH STREET
W 48TH STREET
W 47TH STREET
W 46TH STREET
W 45TH STREET
W 44TH STREET
W 43RD STREET
W 42ND STREET
W 41ST STREET
W 40TH STREET
W 39TH STREET
W 38TH STREET
W 37TH STREET
W 36TH STREET
W 35TH STREET
NINTH AVENUE
EIGHTH AVENUE
BROADWAY
SEVENTH AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
West New York
Central Park
Union City
Hoboken
Jersey City
MANHATTAN
New York
QUEENS
BROOKLYN
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,056,370 73.7% 1.35x 7.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,056,370 73.7% 1.35x 7.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of six properties
Loan Purpose:	Acquisition		Property Type:	Manufactured Housing Community
Sponsor(1):	Northstar Realty Finance Corporation;		Collateral:	Fee Simple
	RHP Properties, Inc.		Location:	Various
Borrower:	CV-Jacksonville MHC, LLC;		Year Built / Renovated:	Various / NAP
	Meadowood MHC, LLC; Twin Oaks		Total Pads:	1,636
	MHC, LLC; Park D'Antoine, LLC; Quail		Property Management:	Newbury Management Company
	Ridge MH Community, LLC; Willow		Underwritten NOI:	$4,280,841
	Creek Estates MH Community, LLC		Underwritten NCF:	$4,189,634
Original Balance:	$54,056,370		Appraised Value:	$73,330,000
Cut-off Date Balance:	$54,056,370		Appraisal Date:	February and March 2013
% by Initial UPB:	3.9%
Interest Rate:	4.0200%		Historical NOI
Payment Date:	1st of each month		2012 NOI:	$4,301,781 (December 31, 2012)
First Payment Date:	June 1, 2013		2011 NOI:	$4,195,595 (December 31, 2011)
Maturity Date:	May 1, 2023		2010 NOI:	$4,010,050 (December 31, 2010)
Amortization:	Interest only for first 34 months, 360
	months thereafter		Historical Occupancy
Additional Debt(2):	Future Mezzanine Debt Permitted		Current Occupancy:	82.9% (February 14, 2013)
Call Protection(3):	L(25), YM1(90), O(5)		2012 Occupancy:	83.1% (December 31, 2012)
Lockbox / Cash Management:	Soft / Springing		2011 Occupancy:	83.0% (December 31, 2011)
			2010 Occupancy:	82.8% (December 31, 2010)
Reserves(4)
(1)   The sponsors are also the sponsors under the mortgage loan secured by the mortgaged property identified on Annex A-1 as RHP Portfolio II, which has a cut-off date balance of $52,899,020.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   Partial release is permitted. See “Partial Release” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.94x and 1.90x, respectively.

	Initial	Monthly
Taxes:	$198,006	$41,543
Insurance:	$84,774	$12,111
Replacement:	$421,487	Springing
Required Repairs:	$30,581	NAP
Special Capital Improvement:	$1,014,631	$0
Environmental:	$4,200	$0

Financial Information
Cut-off Date Balance / Pad:	$33,042
Balloon Balance / Pad:	$28,473
Cut-off Date LTV:	73.7%
Balloon LTV:	63.5%
Underwritten NOI DSCR(5):	1.38x
Underwritten NCF DSCR(5):	1.35x
Underwritten NOI Debt Yield:	7.9%
Underwritten NCF Debt Yield:	7.8%
Underwritten NOI Debt Yield at Balloon:	9.2%
Underwritten NCF Debt Yield at Balloon:	9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,056,370 73.7% 1.35x 7.9%

Property Summary
Property Name	Location	Pads	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy
Countryside Village	Jacksonville, Florida	643	1979 / NAP	$28,823,183	$39,100,000	90.0%
Quail Ridge	Layton, Utah	204	1960 / NAP	$10,025,455	$13,600,000	95.6%
Willow Creek Estates	Ogden, Utah	137	1974 / NAP	$6,288,025	$8,530,000	99.3%
Twin Oaks	Wichita, Kansas	385	1956 / NAP	$4,445,110	$6,030,000	64.2%
Meadowood	Topeka, Kansas	250	1977 / NAP	$3,914,351	$5,310,000	73.6%
Park D'Antoine	Gansevoort, New York	17	1970 / NAP	$560,246	$760,000	94.1%
Total / Wtd. Average:		1,636		$54,056,370	$73,330,000	82.9%

The Loan.  The RHP Portfolio I loan (the “RHP Portfolio I Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in six manufactured housing communities totaling 1,636 pads, and located in Florida, Utah, Kansas and New York (the “RHP Portfolio I Properties”) with an original principal balance of approximately $54.1 million. The RHP Portfolio I Loan has a 10-year term and amortizes on a 30-year schedule after an initial 34-month interest only period. The RHP Portfolio I Loan accrues interest at a fixed rate equal to 4.0200% and has a cut-off date balance of approximately $54.1 million. Loan proceeds along with approximately $19.0 million of equity from the borrower were used to acquire the properties for an allocated purchase price of approximately $70.2 million. Based on the appraised value of approximately $73.3 million as of February and March 2013, the cut-off date LTV is 73.7%. The most recent prior financing of the RHP Portfolio I Properties were included in the MLMT 2008-C1 transaction, with the exception of the Countryside Village and Quail Ridge properties, which were not previously included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$54,056,370	74.0%	Acquisition Price	$70,170,598	96.1%
Sponsor Equity	$18,989,254	26.0%	Reserves	$1,753,679	2.4%
			Closing Costs	$1,121,347	1.5%
Total Sources	$73,045,624	100.0%	Total Uses	$73,045,624	100.0%

The Borrower / Sponsor.    The borrowers, CV-Jacksonville MHC, LLC; Meadowood MHC, LLC; Twin Oaks MHC, LLC; Park D'Antoine, LLC; Quail Ridge MH Community, LLC and Willow Creek Estates MH Community, LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in their organizational structure.  The sponsors of the borrower are Northstar Realty Finance Corporation (“Northstar”) and RHP Properties, Inc. (“RHP”), and the nonrecourse carve-out guarantor is Ross H. Partrich, the owner of RHP.

Northstar is a publicly traded real estate investment trust (NYSE: NRF) with primary business activities that include origination, structuring, acquisition and managing of commercial real estate debt, commercial real estate securities and net lease properties. Northstar has approximately $7.4 billion of real estate assets under management as of December 31, 2012.

RHP is a real estate investment firm specializing in the acquisition and management of manufactured home and apartment communities. By number of communities, RHP is the nation’s second largest private owner and operator of manufactured housing, owning and managing approximately 216 communities with over 54,500 housing units and sites across 25 states, with a combined value of approximately $2.3 billion.

The RHP Portfolio I Properties were acquired in April 2013 as part of an acquisition by the sponsors of a total of 71 manufactured housing communities (only six of which properties are collateral for the RHP Portfolio Loan I).  In connection with the acquisition, Northstar obtained a $214,873,274 preferred equity interest in the borrowers related to the 71 manufactured housing community properties.  This preferred equity position may be converted to mezzanine debt as described below under “Future Mezzanine or Subordinate Indebtedness Permitted”.

The Properties.  The RHP Portfolio I Properties consist of six manufactured housing communities totaling 1,636 pads and are located in Florida, Utah, Kansas and New York. The RHP Portfolio I Properties were developed between 1956 and 1979, and were acquired in April 2013 for an allocated purchase price of approximately $70.2 million. The RHP Portfolio I Properties are part of a 71-property portfolio acquisition that includes 65 other manufactured housing community properties, which do not serve as collateral for the RHP Portfolio I Loan. Two of the RHP Portfolio I Properties (Countryside Village and Quail Ridge), accounting for 71.9% of the total allocated

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,056,370 73.7% 1.35x 7.9%

loan amount, are Class-A communities with historical occupancies in excess of 90.0%. From 2010 to 2012, net operating income for the RHP Portfolio I Properties increased 7.3% from approximately $4.0 million to approximately $4.3 million, while overall average occupancy slightly dropped from 82.8% in 2010 to 82.4% in 2012.

In addition, certain affiliates of the borrower (the “Excluded Home Owners”) own certain homes located on the pads owned by the borrowers. The equity owner of the Excluded Home Owners pledged its equity interest in the Excluded Home Owners to the lender as additional security for the RHP Portfolio I Loan. Additionally, the borrowers agreed to prohibit the Excluded Home Owners from selling their homes (except to third party tenants at the property), or otherwise remove these homes from the pad site, but the Excluded Home Owners are permitted to obtain a third party loan secured by such home, provided the loan is not greater than 80% of the fair market value of such home. Removal of an excluded home from the pad site (other than pursuant to a sale of such home to a tenant at such Property) will trigger recourse to the guarantor for any loss incurred as a result of such action.

Countryside Village. The Countryside Village property is located at 9380 Beach Boulevard in Jacksonville, Florida. Built in 1979, the property consists of 643 pads located on 109.7 acres, and as of February 14, 2013, is 90.0% occupied. The property is an all-age Class A community with amenities that include a clubhouse, an outdoor pool, basketball courts, tennis courts, RV storage and a playground.

Quail Ridge. The Quail Ridge property is located at 935 East Highway 193 in Layton, Utah. Built in 1960, the property consists of 204 pads located on 29.1 acres, and as of February 14, 2013, is 95.6% occupied. The property is an all-age Class A community with amenities that include a clubhouse, an outdoor pool, a basketball court, RV storage and two playgrounds.

Willow Creek Estates. The Willow Creek Estates property is located at 900 Century Drive in Ogden, Utah. Built in 1974, the property consists of 137 pads located on 21.2 acres, and as of February 14, 2013, is 99.3% occupied. The property is an all-age Class B community with amenities that include a clubhouse, a basketball court, RV storage, a playground and a picnic area.

Twin Oaks.  The Twin Oaks property is located at 1915 West MacArthur Road in Wichita, Kansas. Built in 1956, the property consists of 385 pads located on 69.5 acres, and as of February 14, 2013, is 64.2% occupied. The property is an all-age Class B community with amenities that include an outdoor pool, basketball courts, a community room, soccer field and a playground.

Meadowood. The Meadowood property is located at 1900 Northwest Lyman Road in Topeka, Kansas. Built in 1977, the property consists of 250 pads located on 37.2 acres, and as of February 14, 2013, is 73.6% occupied. The property is an all-age Class B community with amenities that include a clubhouse, an outdoor pool, RV storage and a playground.

Park D’Antoine. The Park D’Antoine property is located at 704 Saratoga Road in Gansevoort, New York. Built in 1970, the property consists of 17 pads located on 2.9 acres, and as of February 14, 2013, is 94.1% occupied. The property is an all-age Class C community with no special amenities.

Environmental Matters. The Phase I environmental report dated from April 2, 2013 to April 4, 2013 recommended either no further action or the continued implementation of operation and maintenance plans at the RHP Portfolio I Properties, except for the Meadowood property, where two historical water wells are recommended to be properly abandoned by a Kansas licensed well driller at an estimated cost of $2,000 to $3,500. At closing, $4,200 was deposited into an environmental reserve representing 120% of the estimated cost.

The Market. The RHP Portfolio I Properties are located in Florida, Utah, Kansas and New York. The below chart displays historical occupancies for each property along with a comparison of average actual and market rent. The average rents at the RHP Portfolio I Properties were all determined to be at market rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,056,370 73.7% 1.35x 7.9%

Historical Occupancy and Market Rent Summary
Property Name	Number of Pads	2011 Occupancy	2012 Occupancy	Feb. 2013 Occupancy	Avg. Monthly Rent per Pad(1)	Market Occupancy(2)	Comparable Property Rent(2)	Appraisal Market Rent(2)
Countryside Village	643	90.2%	90.4%	90.0%	$463	95.0%	$363 - $439	$465
Quail Ridge	204	94.1%	95.6%	95.6%	$437	96.0%	$385 - $471	$437
Willow Creek Estates	137	99.3%	99.3%	99.3%	$389	96.0%	$203 - $473	$389
Twin Oaks	385	64.4%	64.4%	64.2%	$280	73.2%	$220 - $303	$277
Meadowood	250	74.4%	73.2%	73.6%	$304	71.0%	$198 - $338	$303
Park D'Antoine	17	94.1%	94.1%	94.1%	$472	96.2%	$435 - $515	$471
Total / Wtd. Average:	1,636	83.0%	83.1%	82.9%	$386	86.4%	$294 - $399	$386
(1)	Avg. Monthly Rent per Pad is based on the February 14, 2013 rent roll.
(2)	Source: Appraisal

Florida Market. The Countryside Village property is located in Jacksonville, Florida in an urban area with highways I-95 and I-295 both located within five miles of the property. The 2012 population within a three-mile area is 73,338, an approximately 2.7% increase since 2010.

Utah Market. The Quail Ridge property is located in Layton, Utah, less than one mile from the Hill Air Force Base, which occupies the majority of land in the immediate area. The 2012 population within a three-mile area is 59,740, an approximately 3.3% increase since 2010. The Willow Creek Estates property is located in Ogden, Utah, in a primarily residential area. The 2012 population within a three-mile area is 45,902, an approximately 4.0% increase since 2010.

Kansas Market. The Twin Oaks property is located in Wichita, Kansas, in a primarily residential area. The 2012 population within a three-mile area is 57,759, an approximately 0.7% increase since 2010. The Meadowood property is located in city of Topeka, Kansas, next to US Highway 24. The immediate area is comprised mostly of residential and agricultural use with a Goodyear Tire plant and some shopping centers approximately a mile to the east. The 2012 population within a three-mile area is 30,409, an approximately 0.7% increase since 2010.

New York Market. The Park D’Antoine property is located in Gansevoort, New York. There are five highways in the surrounding area located three to four miles from the property. The 2012 population within a three-mile area is 15,956, an approximately 1.7% increase since 2010.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W per Pad
Gross Potential Rent	$5,787,025	$6,044,092	$6,241,904	$7,401,994	$4,524
Total Other Income	984,885	986,342	1,034,681	1,034,681	632
Less: Concessions & Credit Loss	(372,403)	(340,755)	(350,219)	(320,947)	(196)
Less: Vacancy	0	0	0	(945,684)	(578)
Effective Gross Income	$6,399,506	$6,689,679	$6,926,366	$7,170,044	$4,383
Total Operating Expenses	2,389,455	2,494,084	2,624,585	2,889,202	1,766
Net Operating Income	$4,010,050	$4,195,595	$4,301,781	$4,280,841	$2,617
Capital Expenditures	0	0	0	91,207	56
Net Cash Flow	$4,010,050	$4,195,595	$4,301,781	$4,189,634	$2,561

Property Management.    The RHP Portfolio I Properties are managed by Newbury Management Company, a borrower affiliate.

Lockbox / Cash Management.    The RHP Portfolio I Loan is structured with a soft lockbox and springing cash management. The borrower is required to deposit all rents and other payments in a clearing account within one business day of receipt. Funds deposited into the clearing account will be swept on a daily basis into the borrower’s operating account, unless a Cash Management Period (as

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,056,370 73.7% 1.35x 7.9%

defined below) is continuing, in which event such funds will be swept on a daily basis into a cash management account under the control of the lender and disbursed in accordance with the RHP Portfolio I Loan documents.

A “Cash Management Period” will commence upon the occurrence of any of the following: (i) an event of default or (ii) if, on any date, the debt service coverage ratio (or at any time when an approved mezzanine loan is outstanding, the aggregate debt service coverage ratio) for the trailing 12-month period is less than 1.05x. A Cash Management Period will end upon (x) with respect to clause (i), if the event of default has been cured, or (y) with respect to clause (ii), if the debt service coverage ratio (or at any time when an approved mezzanine loan is outstanding, the aggregate debt service coverage ratio) is at least 1.05x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited (i) $198,006 into a tax reserve account, (ii) $84,774 into an insurance reserve account, (iii) $421,487 into a replacement reserve account, (iv) $30,581 into a required repairs reserve, (v) $1,014,631 into a special capital improvement reserve, and (vi) $4,200 into an environmental reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $41,543, into a tax reserve account and (ii) 1/12 of the annual insurance premiums, which currently equates to $12,111, into an insurance reserve account. Beginning on the payment date occurring in May 2016 and on each payment thereafter, the borrower will be required to make monthly payments of $6,817 into the replacement reserve, subject to a replacement reserve cap of $261,760, which amount excludes any of the funds initially deposited into the replacement reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Northstar, which indirectly owns 97.727% of the membership interests in the borrowers, was granted a preferred equity interest in a parent of the borrowers, RHP Western Portfolio Group, LLC. Northstar can convert its preferred equity, together with its equity interests in the owners of the 65 other manufactured housing properties that were acquired by the sponsor but do not serve as collateral for the RHP Portfolio I Loan, into a mezzanine loan (which would be secured by the equity in the borrowers under the RHP Portfolio I Loan and the equity in the owners of the other 65 other manufactured housing properties) subject to certain conditions, including without limitation: (i) the aggregate amount of the mezzanine loan cannot exceed $97,961,500, (ii) the allocated LTV for the mezzanine loan and the RHP Portfolio I Loan must be no greater than 85% and (iii) the aggregate DSCR must be at least 1.15x. In addition, the Mortgage Loan documents also permit an approved mezzanine loan with respect to the equity interests in the related borrowers only, provided, the mezzanine loan amount does not exceed $8,274,130  and the conditions above (other than clause (i)) are satisfied.

Partial Release. From and after the expiration of the lockout period (or with respect to the Twin Oaks property, at any time), the borrower may obtain the release of any of the RHP Portfolio I Properties from the lien of the related mortgage in connection with a sale of the property, subject to release conditions, which include: (i) a partial prepayment of the principal by an aggregate amount equal to (x) 120% of the allocated loan amount (or, with respect to the Twin Oaks property, 110% of the allocated loan amount) or (y) with respect to a sale of the property to an RHP Related Transferee (as defined in the loan agreement), the greater of 125% of the allocated loan amount and 100% of the net sales proceeds, for the applicable property (together with the payment of a yield maintenance premium); (ii) satisfaction of REMIC requirements; and (iii) a requirement that, after giving effect to such release, the debt service coverage ratio of the properties is not less than the greater of (x) the debt service coverage ratio immediately prior to such release and (y) 1.15x.

Substitution of Collateral.  At any time prior to May 1, 2022, the borrower is permitted to release collateral properties and substitute new properties as collateral for the RHP Portfolio I Loan provided that, among other things: (i) the aggregate of the allocated portions of the RHP Portfolio I Loan related to the properties being released (through one or more substitutions) does not exceed more than 25% of the original RHP Portfolio I Loan amount and (ii) both on the loan closing date and as of the date of substitution, (1) the fair market value of the new property is not less than the fair market value of the substituted property, and (2) the net operating income of the new property is not less than the net operating income of the substituted property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,056,370 73.7% 1.35x 7.9%

Jacksonville
1
Memorial Hospital of Jacksonville
Countryside Village
BEACH BLVD
Lone Star Shopping Center
BRACKRIDGE
Brackridge Park
Curtis Lovelace Park
Drew Park
GREENFIELD MANOR
SECRET COVE
WINDY HILL
St Lukes Hospital
Blue Cross Blue Shield Florida
St Johns Town Center
BUTLER BLVD
GATE PKWY
SOUTHSIDE ESTATES
Southside Estates Park
Uintah
Sunset
HILL AIR FORCE BASE
South Weber
Sun Hills Golf Course
2
Clearfield
Layton
Syracuse
Layton Hills Mall
Swan Lake Golf Course
Valley View Golf Course
W ANTELOPE DR
E ANTELOPE DR
BERNARD FISHER HWY
W GENTILE ST
Marriott-Slaterville
3
Ogden
West Haven
West Haven Country Park
OGDEN-HINCKLEY AIRPORT
Riverdale
Newgate Mall
Weber State University
McKay-Dee Hospital
El Monte Golf Course
Mt Ogden Golf Course
W 1200 S
W 2550 S
W 4000 S
LINWOOD
MCCORMICK
Newman University
WICHITA MID-CONTINENT AIRPORT
WESTPORT AIRPORT
Wichita
SOUTHWEST WICHITA
SOUTH CITY
Linwood Park
Wildwood Park
Osage Park
Southview Park
Emery Park BMX Track
W MACARTHUR RD
W PAWNEE ST
E PAWNEE ST
W 47TH ST S
4
NORTH TOPEKA
5
Topeka
Kansas River
PHILIP BILLARD MUNICIPAL AIRPORT
OLD TOWN
State Capitol
Kansas Expocentre
West Ridge Mall
SOUTHWEST TOPEKA
Sherwood Lake
Lake Shawnee
NW 35TH ST
NE SEWARD AVE
SW 10TH AVE
SW HUNTOON ST
SW 29TH ST
TRAVERS CORNER
6
Gansevoort
McGregor Links Golf Course
Wilton Mall at Saratoga
Skidmore College
Loughberry Lake
Saratoga Springs
Saratoga Race Course
Saratoga Casino and Raceway
Saratoga Spa State Park
Saratoga National Golf Club
GREENE RD
DANIELS RD
LAKE AVE
LOUDEN RD

RHP PORTFOLIO I

CARTIFACT.

1	Countryside Vilage	9380 Beach Boulevard	Jacksonville, FL 32246	4	Twin Oaks	1915 West MacArthur Road	Wichita, KS 67217
2	Quail Ridge	935 East Highway 193	Layton, UT 84040	5	Meadowood	1900 Northwest Lyman Road	Topeka, KS 66608
3	Willow Creek Estates	900 Century Drive	Ogden, UT 84404	6	Park D'Antoine	704 Saratoga Road	Gansevoort, NY 12831

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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801-803 7th Street NW and 673-675 H Street NW Washington, DC 20001	Collateral Asset Summary – Loan No. 8 Arch Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.6% 1.22x 7.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

801-803 7th Street NW and 673-675 H Street NW Washington, DC 20001	Collateral Asset Summary – Loan No. 8 Arch Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.6% 1.22x 7.6%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Office / Retail
Sponsor:	Norman D. Jemal;			Collateral:	Fee Simple
	McCaffery Interests, Inc.			Location:	Washington, DC
Borrower:	Jemal/McCaffery Rudden, LLC			Year Built / Renovated:	1890 / 2011-2013
Original Balance:	$54,000,000			Total Sq. Ft.:	56,329
Cut-off Date Balance:	$54,000,000			Property Management:	McCaffery Interests, Inc.
% by Initial UPB:	3.9%			Underwritten NOI:	$3,866,571
Interest Rate:	4.0750%			Underwritten NCF:	$3,823,597
Payment Date:	6th of each month			“As-is” Appraised Value:	$72,500,000
First Payment Date:	May 6, 2013			“As-is” Appraisal Date:	November 12, 2012
Maturity Date:	April 6, 2023			“As Stabilized” Appraised Value(6):	$84,700,000
Amortization:	Interest only for first 12 months; 360			“As Stabilized” Appraisal Date(6):	February 1, 2014
	months thereafter
Additional Debt:	None			Historical NOI(7)
Call Protection(1):	L(26), D(90), O(4)			Most Recent NOI:	NAP
Lockbox / Cash Management:	Hard / In Place			2011 NOI:	NAP
				2010 NOI:	NAP
Reserves(2)				2009 NOI:	NAP
	Initial		Monthly
Taxes:	$29,764		$14,882	Historical Occupancy(7)
Insurance:	$0		Springing	Current Occupancy(8):	84.4% (May 16, 2013)
Replacement:	$0		$1,174	2011 Occupancy:	NAP
TI/LC(3):	$2,023,319		$3,569	2010 Occupancy:	NAP
Required Repairs(3):	$962,392		NAP	2009 Occupancy:	NAP
Holdback Reserve:	$2,830,000		$0
(1)   If, on any date after the lockout period ends, the borrower does not satisfy the disbursement conditions of the holdback reserve, the borrower may effect a partial defeasance with respect to the amount then on deposit in the holdback reserve.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   The cut-off date balance in the TI/LC and Required Repairs accounts are $1,350,081 and $473,236, respectively. See “Initial Reserves” herein.
(4)   The Cut-off Date LTV, Underwritten NOI Debt Yield and Underwritten NCF Debt Yield calculations are based on the mortgage loan balance net of the $2.83 million holdback reserve.  Based on the Cut-off Date Balance of $54.0 million, the Cut-off Date LTV and Underwritten NOI Debt Yield are 74.5% and 7.2%, respectively.
(5)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.73x and 1.71x, respectively.
(6)   The “As Stabilized” Cut-off Date LTV, net of the $2.83 million holdback reserve, is 60.4%. Based on the Cut-off Date Balance of $54.0 million, the “As Stabilized” LTV is 63.8%.
(7)   From 2011-2013, the Arch Square Property underwent a major renovation that consisted of a full interior gut renovation and build-out and an upgrade to the façade.
(8)   Current Occupancy includes Alliance of Automobile Manufacturers (“AAM”) (18,603 sq. ft.), which has executed its lease, has taken possession, and is expected to take full occupancy of its space in June 2013 and begin paying rent in February 2014.

Free Rent Reserve:	$1,670,718		$0
Retail Tenant Reserve:	$468,352		$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$959
Balloon Balance / Sq. Ft.:		$787
Cut-off Date LTV(4):		70.6%
Balloon LTV:		61.1%
Underwritten NOI DSCR(5):		1.24x
Underwritten NCF DSCR(5):		1.22x
Underwritten NOI Debt Yield(4):		7.6%
Underwritten NCF Debt Yield(4):		7.5%
Underwritten NOI Debt Yield at Balloon:		8.7%
Underwritten NCF Debt Yield at Balloon:		8.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

801-803 7th Street NW and 673-675 H Street NW Washington, DC 20001	Collateral Asset Summary – Loan No. 8 Arch Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.6% 1.22x 7.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Walgreens	NR/Baa1/BBB	22,958	40.8%	$118.39	62.1%	4/30/2028(2)
Alliance of Automobile Manufacturers(3)(4)	NR/NR/NR	18,603	33.0%	$55.53	23.6%	5/31/2028
Panera Bread	NR/NR/NR	5,982	10.6%	$104.49	14.3%	1/31/2023
Total Occupied Collateral		47,543	84.4%	$92.04	100.0%
Vacant		8,786	15.6%
Total		56,329	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Represents Walgreens’ first early termination option date. Walgreens’ lease is for a term of 45 years with early termination options available with at least 12 months prior notice as of the last day of the 15th, 20th, 25th, 30th, 35th and 40th years of the lease term.

(3)
AAM has eight months of free rent beginning from its lease commencement date, which is expected to be in June 2013 with an anticipated rent commencement date of February 1, 2014. For the purposes of initial reserves, GACC assumed an outside lease commencement date of October 1, 2013 with a scheduled rent commencement date of June 1, 2014.

(4)	AAM (18,603 sq. ft.) has executed its lease, has taken possession, is expected to take full occupancy in June 2013 and begin paying rent in February 2014.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	1	5,982	10.6%	5,982	10.6%	$104.49	14.3%	14.3%
Thereafter	2	41,561	73.8%	47,543	84.4%	$90.25	85.7%	100.0%
Vacant	NAP	8,786	15.6%	56,329	100.0%	NAP	NAP
Total / Wtd. Avg.	3	56,329	100.0%			$92.04	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.    The Arch Square loan (the “Arch Square Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in 56,329 sq. ft. of office and retail space located at 801-803 7th Street NW and 673-675 H Street NW in Washington, DC (the “Arch Square Property”) with an original principal balance of $54.0 million. The Arch Square Loan has a 10-year term and amortizes on a 30-year schedule after an initial 12 month interest only period. The Arch Square Loan accrues interest at a fixed rate equal to 4.0750% and has a cut-off date balance of $54.0 million. Loan proceeds were used to retire existing debt, giving the borrower a return of equity of approximately $17.1 million. Based on the “As-is” appraised value of $72.5 million as of November 12, 2012, the cut-off date LTV is 70.6%, net of the $2.83 million holdback reserve, and the remaining implied equity is $18.5 million. Based on the “As Stabilized” appraised value of $84.7 million as of February 1, 2014, the “As Stabilized” LTV is 60.4%, net of the $2.83 million holdback reserve. The most recent prior financing of the Arch Square Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

801-803 7th Street NW and 673-675 H Street NW Washington, DC 20001	Collateral Asset Summary – Loan No. 8 Arch Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.6% 1.22x 7.6%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$54,000,000	100.0%	Loan Payoff	$27,585,817	51.1%
			Reserves	$5,154,545	9.5%
			Holdback Reserve	$2,830,000	5.2%
			Closing Costs	$1,352,711	2.5%
			Return of Equity	$17,076,927	31.6%
Total Sources	$54,000,000	100.0%	Total Uses	$54,000,000	100.0%

The Borrower / Sponsor.    The borrower, Jemal/McCaffery Rudden, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors are Norman D. Jemal and McCaffery Interests, Inc., jointly and severally.

Norman D. Jemal is a principal and senior vice president of Douglas Development Corporation, a family-owned and privately operated real estate developer that operates primarily in Washington, DC and suburban Maryland and Virginia. Norman D. Jemal is involved in many aspects of the business including acquisitions and dispositions, development, finance and corporate strategic planning. Throughout his career, Norman D. Jemal has negotiated and leased over five million sq. ft. with a cumulative value of over $1.0 billion. Douglas Development Corporation was founded in 1985 and has a current portfolio which consists of over eight million sq. ft. in more than 180 properties.

Douglas Jemal, the founder and president of Douglas Development Corporation, owns a 2.5% interest in the Arch Square Property. In 2004, Douglas Jemal was charged in the United States District Court for the District of Columbia with several offenses and was convicted on a single count of wire fraud. In 2007, he was sentenced to probation for a term of five years subject to various conditions, which probation was terminated in 2009, including payment of a $175,000 fine. The Arch Square Loan documents prohibit Douglas Jemal from controlling or acquiring any direct or indirect interest in any borrower, SPC party or key principal other than the 2.5% interest owned by Douglas Jemal as of the closing date.

McCaffery Interests, Inc. is a privately owned, full-service commercial real estate firm that has acquired, developed and redeveloped nearly $1.0 billion of outstanding real estate assets since it was founded in 1991. McCaffery Interests, Inc. primarily develops projects in urban, 24-hour neighborhoods and currently owns and manages mixed-use, residential, retail and office projects located in diverse marketplaces across the United States including San Francisco, Chicago and Washington, DC, as well as abroad in Moscow, Russia and Tirana, Albania.

The Property.   The Arch Square Property is a 56,329 sq. ft., five-story mixed use property located  at the intersection of 7th Street NW and H Street NW in the East End Submarket of Washington, DC. The Arch Square Property is located across the street from the Gallery Place/Chinatown metro station and is situated in close proximity to the Verizon Center arena and the Gallery Place shopping center. The tenant mix consists of approximately 31,342 sq. ft. of retail space and 24,987 sq. ft. of Class A office space. The Arch Square Property was initially constructed in 1890 and was acquired by the sponsors in 2011 for $9.1 million, and underwent a full interior gut renovation from 2011 to 2013, which is expected to cost approximately $24.1 million ($428 PSF).

	Total Sq. Ft.	% Occupied(1)	U/W Base Rent	U/W Base Rent PSF	% of Total U/W Base Rent
Office	24,987	74.5%	$1,033,035	$55.53	23.6%
Retail	31,342	92.3%	$3,342,946	$115.51	76.4%
Total / Wtd. Average:	56,329	84.4%	$4,375,981	$92.04	100.0%
(1)	Occupancy as of May 16, 2013.

Environmental Matters. The Phase I environmental report dated December 4, 2012  recommended no further action at the Arch Square Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

801-803 7th Street NW and 673-675 H Street NW Washington, DC 20001	Collateral Asset Summary – Loan No. 8 Arch Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.6% 1.22x 7.6%

Major Tenants.

Walgreens (22,958 sq. ft., 40.8% of NRA, 62.1% of U/W Base Rent).  Walgreens (NYSE: WAG, rated NR/Baa1/BBB by Fitch/Moody’s/S&P) operates a network of retail drugstores that sell prescription and non-prescription drugs, household items, convenience and fresh foods, personal care, beauty care and photofinishing services. As of February 28, 2013, Walgreens operated 8,072 drugstore locations in 50 states, the District of Columbia, Guam and Puerto Rico, as well as 371 worksite health and wellness centers. As of April 17, 2013, Walgreens had a market capitalization of approximately $45.8 billion with T-12 February 2013 revenues and EBITDA of approximately $70.8 billion and $4.5 billion, respectively. Walgreens’ lease is for a term of 45 years with early termination options available with at least 12 months prior notice after each of the 15th, 20th, 30th, 35th and 40th years of the lease.

Alliance of Automobile Manufacturers (18,603 sq. ft., 33.0% of NRA, 23.6% of U/W Base Rent).  The Alliance of Automobile Manufacturers is a trade group of automobile manufacturers that operate in the United States. AAM’s mission is to develop and implement policies that enable the introduction of new technologies needed to support sustainable mobility and benefit society in the areas of environment, energy and motor vehicle safety. AAM’s 12 members include the BMW Group, Chrysler Group LLC, Ford Motor Company, General Motors Corporation, Jaguar Land Rover, Mazda, Mercedes-Benz USA, Mitsubishi and Toyota, and represent 77% of all car and light truck sales in the United States. AAM has taken possession of its space and is expected to take occupancy in May 2013. AAM’s lease is for 15 years with no early termination options and one five-year extension option.

Panera Bread (5,982 sq. ft., 10.6% of NRA, 14.3% of U/W Base Rent).  Panera Bread (NASDAQ: PNRA, “Panera”) is a national chain of bakery-café stores operated under the Panera Bread, Saint Louis Bread Co. and Paradise Bakery & Café brand names, and as of December 25, 2012 owned and franchised 1,652 stores. Panera bakery-cafés feature high quality, reasonably priced food in a warm, inviting and comfortable environment. Panera’s menu is highlighted by antibiotic-free chicken, whole grain bread, organic and all-natural ingredients with zero grams of artificial trans fat per serving. As of April 17, 2013, Panera has a market capitalization of approximately $5.4 billion with T-12 December 2012 revenues and EBITDA of approximately $2.1 billion and $373.8 million, respectively. Panera’s lease is for 10 years with no early termination options and two five-year extension options.

The Market.     The Arch Square Property is located within the East End submarket of Washington, DC, in close proximity to the Verizon Center arena, which is home to the Washington Wizards and Georgetown University Hoyas basketball teams, Gallery Place, a shopping center which includes over 250,000 sq. ft. of retail space, and the Gallery Place/Chinatown Metro Station. Within a five-mile radius, the 2011 population was 312,738 in 147,235 households with an average household income of $87,450. The Arch Square Property’s retail submarket had total inventory of 2,104,157 sq. ft. with a 5.0% vacancy rate as of the 3rd Quarter 2012. Rental rates in the submarket demonstrate extreme sensitivity to location, with appraiser-determined lease comps ranging from $77.50 PSF to $215.00 PSF. The Arch Square Property’s office submarket had total inventory of approximately 44.8 million sq. ft. with an average vacancy rate of 8.4% and average market rents of $53.66 as of the 3rd Quarter 2012.

Retail Rent Comparables(1)
Building	Lease Date	Tenant	Lease Area (Sq. Ft.)	Base Rent PSF	Lease Term (yrs)
Arch Square Property	Various	Various	31,342	$121.32	14.1(2)
726 7th Street NW	March 2013	Lime Fresh Mexican Grill	2,000	$215.00	10.0
800 F Street NW	Mid-2012	Shake Shack	3,200	$124.80	10.0
1901 L Street NW	May 2011	Confidential	1,406	$77.50	10.0
2200 Pennsylvania Avenue NW	March 2011	Sweet Green	1,674	$110.00	10.0
2200 Pennsylvania Avenue NW	March 2011	Citibank	4,524	$100.00	10.0
2200 Pennsylvania Avenue NW	March 2011	NIH Federal Credit Union	2,250	$120.00	10.0
950 F Street NW	June 2010	Crème De La Crème Imports	1,000	$80.00	10.0
1155 F Street NW	April 2010	Crumbs Bakery	875	$117.71	10.0
1155 F Street NW	November 2009	Pret A Manger	2,132	$141.47	10.0
(1)	Source: Appraisal
(2)	Lease Term (yrs) for the Arch Square Property represents the weighted average lease term for retail tenants currently in occupancy at the Arch Square Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

801-803 7th Street NW and 673-675 H Street NW Washington, DC 20001	Collateral Asset Summary – Loan No. 8 Arch Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.6% 1.22x 7.6%

Office Rent Comparables(1)
Building	Lease Date	Tenant	Lease Area (Sq. Ft.)	Base Rent PSF	Lease Term (yrs)
Arch Square Property	Various	Various	24,987	$55.53	15.1(2)
600 F Street NW	October 2012	Terra Eclipse	5,120	$57.50	5.0
709 G Street NW	October 2012	Confidential	5,689	$49.00	7.0
709-711 D Street NW	July 2012	American Alliance of Manufacturers	5,860	$50.25	10.3
1120 G Street NW	September 2011	Netflix	2,339	$46.50	5.0
(1)	Source: Appraisal
(2)	Lease Term (yrs) for the Arch Square Property represents the weighted average lease term for office tenants currently in occupancy at the Arch Square Property (and includes AAM).

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent	$4,375,981	$77.69
Credit Tenant Rent Steps(1)	45,409	0.81
Value of Vacant Space	$821,554	14.58
Gross Potential Rent	$5,242,944	$93.08
Total Recoveries	1,364,323	24.22
Total Other Income	5,150	0.09
Less: Vacancy(2)	(821,554)	(14.58)
Effective Gross Income	$5,790,863	$102.80
Total Operating Expenses	1,924,293	34.16
Net Operating Income	$3,866,571	$68.64
TI/LC	28,891	0.51
Capital Expenditures	14,082	0.25
Net Cash Flow	$3,823,597	$67.88

(1)	Credit Tenant Rent Steps represent the present value of rent steps throughout the term of the lease for the credit tenant, Walgreens (rated NR/Baa1/BBB by Fitch/Moody’s/S&P).
(2)	U/W Vacancy represents 12.4% of gross income and is based on the in-place economic vacancy.

Property Management.    The Arch Square Property is managed by McCaffery Interests, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Arch Square Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the Arch Square Loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) an event of default or (ii) as of any calculation date occurring after the earlier of (a) one year from the closing date or (b) the date AAM is in full occupancy and paying full rent, if the debt service coverage ratio for the trailing 3-month period is less than 1.10x on the first day of the calendar quarter and will end if (a) with respect to clause (i), the event of default has been cured or waived and no other event of default is then continuing or (b) with respect to clause (ii), the debt service coverage ratio exceeds 1.15x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited (i) $29,764 into a tax reserve account, (ii) $2,023,319 into the TI/LC reserve account for outstanding tenant improvement obligations related to the AAM tenant, (iii) $962,392 into the required repairs reserve related to construction work, (iv) $2,830,000 into the holdback reserve, (v) $1,670,718 into the free rent reserve, of which $464,009 was reserved for the Walgreens tenant and $1,206,709 was reserved for free rent due to the AAM tenant, and (vi) $468,352 into the retail tenant reserve, which is to be released in full upon a new tenant opening for business in the 1,796 sq. ft. retail space formerly leased to Yo! Sushi and paying full unabated rent. After the Arch Square Loan origination date, the borrower completed certain tenant improvement work related to AAM and, pursuant to the loan documents, the lender released $673,238 from the TI/LC reserve account

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

801-803 7th Street NW and 673-675 H Street NW Washington, DC 20001	Collateral Asset Summary – Loan No. 8 Arch Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.6% 1.22x 7.6%

to the borrower.  In addition, the borrower also completed certain of the construction work for which the required repair reserve was established and, pursuant to the loan documents, the lender released $489,156 from the required repairs reserve to the borrower

Holdback Reserve.   The Arch Square Loan documents permit funds held in the holdback reserve to be released to the borrower in connection with the leasing of all or part of the 8,786 sq. ft. of vacant space at the Arch Square Property pursuant to one or more newly executed Qualifying Leases entered into on or before March 19, 2015, provided that, among other things, (i) no event of default has occurred and is continuing, (ii) each lease for the space at the Arch Square Property that was leased on the Arch Square Loan closing date is in full force and effect and the related tenant is open for business and paying full unabated rent (or, if applicable, one or more replacement leases that are Qualifying Leases and which provide for aggregate rent and reimbursements at least equal to the rents and reimbursements in place for the existing leases as of the Loan closing date) and (iii) with respect to the 1,796 sq. ft. formerly leased to Yo! Sushi, either (A) borrower has entered into one or more Qualifying Leases for the former Yo! Sushi leased space with an annual base rent not less than an amount equal to 90% of $385,925 plus triple net reimbursements not less than such reimbursements to be paid under the Yo! Sushi lease or (B) at least $468,352 remains on deposit in the retail tenant reserve.

Each disbursement from the holdback reserve will be in an amount equal to the lesser of (i) the balance then on deposit in the holdback reserve or (ii) the product of $11.75 multiplied by each $1.00 of annual base rental income generated by new Qualifying Leases.

“Qualifying Leases” means bona fide arms-length leases that  (i) are fully executed after the Arch Square Loan closing date and in full force and effect on or before March 19, 2015, (ii) are not with tenants that are an affiliate of the borrower, SPC Party (as defined in the loan agreement), any key principal or guarantor, (iii) provide for economic terms, including rental rates, comparable to existing local market rates for properties similar to the Arch Square Property, (iv) have an initial term of no less than 5 years, (v) do not contain any option to purchase, any right of first refusal to purchase, or any right to terminate during the first 5 years of the term of such lease and (vi) have been approved by lender or deemed approved by lender in accordance with the terms of the Arch Square Loan documents.

In the event the disbursement conditions have not been satisfied by March 19, 2015, the borrower may, after the expiration of the defeasance lockout period, defease a portion of the outstanding principal balance of the Arch Square Loan (in the amount of the holdback reserve) by, among other things and subject to the terms of the Arch Square Loan documents, delivering defeasance eligible collateral to lender, which collateral will secure a new note.

Ongoing Reserves.   On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $14,882 into a tax reserve account, (ii) $1,174 into a capital expenditure account and (iii) $3,569 into a TI/LC reserve account. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.   None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

Condominium Conversion.   The Arch Square Loan documents permit the borrower to convert the Arch Square Property to a condominium regime of ownership, subject to certain conditions set forth in the Arch Square Loan documents; provided that, in the event the Arch Square Property is converted to more than one condominium unit, the borrower is prohibited from obtaining the release  of any newly created unit from the lien of the mortgage.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

801-803 7th Street NW and 673-675 H Street NW Washington, DC 20001	Collateral Asset Summary – Loan No. 8 Arch Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 70.6% 1.22x 7.6%

WASHINGTON, D.C.
Arch Square
801-803 NW 7th Street and 673-675 H Street NW
Washington, DC 20001
Chinese Friendship Archway
Washington Convention Center
City Center DC
Gallery Place
Verizon Center
Franklin Square
McPherson Square
Lafayette Square
The White House
Logan Circle
Scott Circle
Thomas Circle
MASSACHUSETTS AVENUE
NEW YORK AVENUE
PENNSYLVANIA AVENUE
RHODE ISLAND AVENUE
VERMONT AVENUE
INDIANA AVENUE
CONSTITUTION AVENUE
P STREET
O STREET
N STREET
M STREET
L STREET
K STREET
I (EYE) STREET
H STREET
G STREET
F STREET
E STREET
15TH STREET
14TH STREET
12TH STREET
11TH STREET
10TH STREET
9TH STREET
7TH STREET
6TH STREET
National Archives
US Dept of Justice
J Edgar Hoover FBI Bldg
Martin Luther King Library
National Portrait Gallery
Dept of Commerce
Federal Trade Commission
LAND USE
Office
Retail
Hotel
Civic & Institutional
Cultural & Entertainment
Educational
CARTIFACT
Wheaton-Glenmont
Calverton
Kensington
White Oak
Beltsville
Potomac
College Park
Greenbelt
Bethesda
Silver Spring
MARYLAND
Goddard
Somerset
Chillum
Brookmont
DISTRICT OF COLUMBIA
Brentwood
McLean
WASHINGTON, D.C.
Fairmount Heights
Falls Church
Arlington
Capitol Heights
Jefferson
Seven Corners
Hillcrest Heights
Forestville
VIRGINIA
Annandale
Morningside
Marlow Heights
Alexandria
Temple Hills
Huntington
Oxon Hill
Glassmanor
Franconia
Belle Haven
Friendly
Clinton

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 RHP Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,899,020 73.7% 1.40x 8.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 RHP Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,899,020 73.7% 1.40x 8.2%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of six properties
Loan Purpose:	Acquisition		Property Type:	Manufactured Housing Community
Sponsor(1):	Northstar Realty Finance Corporation;		Collateral:	Fee Simple
	RHP Properties, Inc.		Location:	Various
Borrower:	Siesta Lago, LLC; Easy Living MHC,		Year Built / Renovated:	Various / NAP
	LLC; Pine Hills, LLC; Birch Meadows,		Total Pads:	1,199
	LLC; Redwood Village, LLC; Windsor		Property Management:	Newbury Management Company
	Mobile Estates, LLC		Underwritten NOI:	$4,317,859
Original Balance:	$52,899,020		Underwritten NCF:	$4,251,015
Cut-off Date Balance:	$52,899,020		Appraised Value:	$71,760,000
% by Initial UPB:	3.8%		Appraisal Date:	February and March 2013
Interest Rate:	4.0200%
Payment Date:	1st of each month		Historical NOI
First Payment Date:	June 1, 2013		2012 NOI:	$4,445,590 (December 31, 2012)
Maturity Date:	May 1, 2023		2011 NOI:	$4,293,001 (December 31, 2011)
Amortization:	Interest only for first 34 months, 360		2010 NOI:	$4,189,112 (December 31, 2010)
	months thereafter
Additional Debt(2):	Future Mezzanine Debt Permitted		Historical Occupancy
Call Protection(3):	L(25), YM1(90), O(5)		Current Occupancy:	88.6% (February 14, 2013)
Lockbox / Cash Management:	Soft / Springing		2012 Occupancy:	88.6% (December 31, 2012)
			2011 Occupancy:	89.2% (December 31, 2011)
Reserves(4)			2010 Occupancy:	90.5% (December 31, 2010)
	Initial	Monthly
(1)   The sponsors are also the sponsors under the mortgage loan secured by the mortgaged property identified on Annex A-1 as RHP Portfolio I, which has a cut-off date balance of $54,056,370.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   Partial release is permitted. See “Partial Release” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.00x and 1.97x, respectively.

Taxes:	$198,585	$41,230
Insurance:	$67,605	$9,658
Replacement:	$307,139	Springing
Required Repairs:	$22,063	NAP
Special Capital Improvement:	$656,547	$0

Financial Information
Cut-off Date Balance / Pad:	$44,119
Balloon Balance / Pad:	$38,018
Cut-off Date LTV:	73.7%
Balloon LTV:	63.5%
Underwritten NOI DSCR(5):	1.42x
Underwritten NCF DSCR(5):	1.40x
Underwritten NOI Debt Yield:	8.2%
Underwritten NCF Debt Yield:	8.0%
Underwritten NOI Debt Yield at Balloon:	9.5%
Underwritten NCF Debt Yield at Balloon:	9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 RHP Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,899,020 73.7% 1.40x 8.2%

Property Summary
Property Name	Location	Pads	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy
Siesta Lago	Kissimmee, Florida	489	1972 / NAP	$23,589,307	$32,000,000	86.3%
Windsor Mobile Estates	West Valley City, Utah	249	1988-1994 / NAP	$16,070,215	$21,800,000	99.6%
Easy Living	Lawrence, Kansas	263	1970 / NAP	$7,062,049	$9,580,000	90.1%
Birch Meadows	Saratoga Springs, New York	63	1980 / NAP	$2,432,647	$3,300,000	87.3%
Redwood Village	West Valley City, Utah	40	1971 / NAP	$2,395,789	$3,250,000	100.0%
Pine Hills	Lawrence, Kansas	95	1968 / NAP	$1,349,013	$1,830,000	63.2%
Total / Wtd. Average:		1,199		$52,899,020	$71,760,000	88.6%

The Loan.  The RHP Portfolio II loan (the “RHP Portfolio II Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in six manufactured housing communities totaling 1,199 pads, and located in Florida, Utah, Kansas and New York (the “RHP Portfolio II Properties”) with an original principal balance of approximately $52.9 million. The RHP Portfolio II Loan has a 10-year term and amortizes on a 30-year schedule after an initial 34-month interest only period. The RHP Portfolio II Loan accrues interest at a fixed rate equal to 4.0200% and has a cut-off date balance of approximately $52.9 million. Loan proceeds along with approximately $18.1 million of equity from the borrower were used to acquire the properties for an allocated purchase price of approximately $68.6 million. Based on the appraised value of approximately $71.8 million as of February and March 2013, the cut-off date LTV is 73.7%. The most recent prior financing of the RHP Portfolio II Properties were included in the MLMT 2008-C1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$52,899,020	74.5%	Acquisition Price	$68,631,350	96.7%
Sponsor Equity	$18,066,051	25.5%	Reserves	$1,251,939	1.8%
			Closing Costs	$1,081,782	1.5%
Total Sources	$70,965,071	100.0%	Total Uses	$70,965,071	100.0%

The Borrower / Sponsor.    The borrowers, Siesta Lago, LLC, Easy Living MHC, LLC, Pine Hills, LLC, Birch Meadows, LLC, Redwood Village, LLC and Windsor Mobile Estates, LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in their organizational structure.  The sponsors of the borrower are Northstar Realty Finance Corporation (“Northstar”) and RHP Properties, Inc. (“RHP”), and the nonrecourse carve-out guarantor is Ross H. Partrich, the owner of RHP.

Northstar is a publicly traded real estate investment trust (NYSE: NRF) with primary business activities that include origination, structuring, acquisition and managing of commercial real estate debt, commercial real estate securities and net lease properties. Northstar has approximately $7.4 billion of real estate assets under management as of December 31, 2012.

RHP is a real estate investment firm specializing in the acquisition and management of manufactured home and apartment communities. By number of communities, RHP is the nation’s second largest private owner and operator of manufactured housing, owning and managing approximately 216 communities with over 54,500 housing units and sites across 25 states, with a combined value of approximately $2.3 billion.

The RHP Portfolio II Properties were acquired in April 2013 as part of an acquisition by the sponsors of a total of 71 manufactured housing communities (only six of which properties are collateral for the RHP Portfolio Loan II).  In connection with the acquisition, Northstar obtained a $214,873,274 preferred equity interest in the borrowers related to the 71 manufactured housing community properties.  This preferred equity position may be converted to mezzanine debt as described below under “Future Mezzanine or Subordinate Indebtedness Permitted”.

The Properties.  The RHP Portfolio II Properties consist of six manufactured housing communities totaling 1,199 pads and located in Florida, Utah, Kansas and New York. The RHP Portfolio II Properties were developed between 1968 and 1994, and were acquired in April 2013 for an allocated purchase price of approximately $68.6 million. The RHP Portfolio II Properties are part of a 71-property portfolio acquisition that includes 65 other manufactured housing community properties, which do not serve as collateral for the RHP Portfolio II Loan. Two of the RHP Portfolio II Properties (Windsor Mobile Estates and Redwood Village) accounting for 34.9% of the total allocated loan amount, are Class A properties and have had historical occupancies in excess of 97.5% since 2010. From 2010 to

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 RHP Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,899,020 73.7% 1.40x 8.2%

2012, net operating income for the RHP Portfolio II Properties increased 6.1% from approximately $4.2 million to approximately $4.4 million, while overall average occupancy slightly dropped from 90.5% in 2010 to 88.7% in 2012.

In addition, certain affiliates of the borrower (the “Excluded Home Owners”) own certain homes located on the pads owned by the borrowers. The equity owner of the Excluded Home Owners pledged its equity interest in the Excluded Home Owners to the lender as additional security for the RHP Portfolio II Loan. Additionally, the borrowers agreed to prohibit the Excluded Home Owners from selling their homes (except to third party tenants at the property), or otherwise remove these homes from the pad site, but the Excluded Home Owners are permitted to obtain a third party loan secured by such home, provided the loan is not greater than 80% of the fair market value of such home. Removal of an excluded home from the pad site (other than pursuant to a sale of such home to a tenant at such Property) will trigger recourse to the guarantor for any loss incurred as a result of such action.

Siesta Lago. The Siesta Lago property is located at 4750 Siesta Lago Drive in Kissimmee, Florida. Built in 1972, the property consists of 489 pads located on 79.0 acres, and as of February 14, 2013 is 86.3% occupied. The property is an all-age Class B community with amenities that include a clubhouse, an outdoor pool, laundry, shuffleboard and basketball courts, and RV storage.

Windsor Mobile Estates. The Windsor Mobile Estates property is located at 2800 Hampton Park Drive in West Valley City, Utah. Built between 1988 and 1994, the property consists of 249 pads located on 34.5 acres, and as of February 14, 2013, is 99.6% occupied. The property is an all-age Class A community with amenities that include a clubhouse, an outdoor pool, basketball courts, RV storage and two playgrounds.

Easy Living. The Easy Living property is located at 3323 Iowa Street in Lawrence, Kansas. Built in 1970, the property consists of 263 pads located on 55.7 acres, and as of February 14, 2013, is 90.1% occupied. The property is an all-age Class B community with amenities that include a clubhouse and an outdoor pool.

Birch Meadows.  The Birch Meadows property is located at 214 Jones Road in Saratoga Springs, New York. Built in 1980, the property consists of 63 pads located on 13.5 acres, and as of February 14, 2013, is 87.3% occupied. The property is an all-age Class B community with no special amenities.

Redwood Village. The Redwood Village property is located at 1735 West 3150 South in West Valley City, Utah. Built in 1971, the property consists of 40 pads located on 4.8 acres, and as of February 14, 2013, is 100.0% occupied. The property is an all-age Class A community with no special amenities.

Pine Hills. The Pine Hills property is located at 101 North Michigan Street in Lawrence, Kansas. Built in 1968, the property consists of 95 pads located on 9.6 acres, and as of February 14, 2013, is 63.2% occupied. The property is an all-age Class B community with no special amenities.

Environmental Matters. The Phase I environmental report dated from April 3, 2013 to April 4, 2013 recommended either no further action or the continued implementation of operation and maintenance plans at the RHP Portfolio II Properties.

The Market. The RHP Portfolio II Properties are located in Florida, Utah, Kansas and New York. The below chart displays historical occupancies for each property along with a comparison of average actual and market rent. The average rents at the RHP Portfolio II Properties were all determined to be at market rent.

Historical Occupancy and Market Rent Summary
Property Name	Number of Pads	YE 2011 Occupancy	YE 2012 Occupancy	Feb. 2013 Occupancy	Avg. Monthly Rent per Pad(1)	Market Occupancy(2)	Comparable Property Rent(2)	Appraisal Market Rent(2)
Siesta Lago	489	89.2%	87.3%	86.3%	$493	93.0%	$370 - $498	$493
Windsor Mobile Estates	249	98.8%	99.2%	99.6%	$542	96.0%	$474 - $565	$542
Easy Living	263	87.8%	88.6%	90.1%	$385	71.0%	$310 - $365	$385
Birch Meadows	63	92.1%	88.9%	87.3%	$499	96.1%	$410 - $489	$496
Redwood Village	40	100.0%	100.0%	100.0%	$527	96.0%	$365 - $544	$527
Pine Hills	95	61.1%	62.1%	63.2%	$345	71.0%	$295 - $369	$343
Total / Wtd. Average:	1,199	89.2%	88.6%	88.6%	$469	87.3%	$374 - $474	$469
(1)	Avg. Monthly Rent per Pad is based on the February 14, 2013 rent roll.
(2)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 RHP Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,899,020 73.7% 1.40x 8.2%

Florida Market. The Siesta Lago property is located in Kissimmee, Florida. The Siesta Lago property is located in a suburban area with highway I-4 located within five miles of the property. The 2012 population within a three-mile area was 34,673, an approximately 4.5% increase since 2010.

Utah Market. The Windsor Mobile Estates and Redwood Village properties are located in West Valley City, Utah. The Windsor Mobile Estates property is located in a mixed-use area with a 2012 population within a three-mile radius of approximately 102,811, an approximately 2.1% increase since 2010. The Redwood Village property is located in a residential area with a 2012 population within a three-mile radius of 108,231, an approximately 2.5% increase since 2010.

Kansas Market. The Easy Living and Pine Hills properties are located in Lawrence, Kansas. The Easy Living property is located in a mixed-use area approximately three miles northeast of the University of Kansas. The 2012 population within a three-mile area is 45,729, an approximately 0.9% increase since 2010. The Pine Hills property is located in a mixed-use area approximately two miles north of the University of Kansas. The 2012 population within a three-mile area is 57,666, an approximately 1.3% increase since 2010.

New York Market. The Birch Meadows property is located in Saratoga Springs, New York. There are five highways in the surrounding area located three to four miles from the property, with public transportation available in the area. The 2012 population within a three-mile area is 15,956, an approximately 1.7% increase since 2010.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W per Pad
Gross Potential Rent	$5,565,937	$5,690,289	$5,870,896	$6,609,999	$5,513
Total Other Income	918,512	891,244	955,166	955,166	797
Less: Concessions & Credit Loss	(258,584)	(200,049)	(222,095)	(205,763)	(172)
Less: Vacancy	0	0	0	(586,884)	(489)
Effective Gross Income	$6,225,866	$6,381,483	$6,603,967	$6,772,519	$5,648
Total Operating Expenses	2,036,753	2,088,482	2,158,378	2,454,660	2,047
Net Operating Income	$4,189,112	$4,293,001	$4,445,590	$4,317,859	$3,601
Capital Expenditures	0	0	0	66,844	56
Net Cash Flow	$4,189,112	$4,293,001	$4,445,590	$4,251,015	$3,545

Property Management.    The RHP Portfolio II Properties are managed by Newbury Management Company, a borrower affiliate.

Lockbox / Cash Management.    The RHP Portfolio II Loan is structured with a soft lockbox and springing cash management. The borrower is required to deposit all rents and other payments in a clearing account within one business day of receipt. Funds deposited into the clearing account will be swept on a daily basis into the borrower’s operating account, unless a Cash Management Period (as defined below) is continuing, in which event such funds will be swept on a daily basis into a cash management account under the control of the lender and disbursed in accordance with the RHP Portfolio II Loan documents.

A “Cash Management Period” will commence upon the occurrence of any of the following: (i) an event of default or (ii) if, on any date, the debt service coverage ratio (or at any time when an approved mezzanine loan is outstanding, the aggregate debt service coverage ratio) for the trailing 12-month period is less than 1.05x. A Cash Management Period will end upon (x) with respect to clause (i), if the event of default has been cured, or (y) with respect to clause (ii), if the debt service coverage ratio (or at any time when an approved mezzanine loan is outstanding, the aggregate debt service coverage ratio) is at least 1.05x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited (i) $198,585 into a tax reserve account, (ii) $67,605 into an insurance reserve account, (iii) $307,139 into a replacement reserve account, (iv) $22,063 into a required repairs reserve, and (v) $656,547 into a special capital improvement reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $41,230, into a tax reserve account and (ii) 1/12 of the annual insurance premiums, which currently equates to $9,658, into an insurance reserve account. Beginning on the payment date occurring in May 2016 and on each payment

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 RHP Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,899,020 73.7% 1.40x 8.2%

thereafter, the borrower will be required to make monthly payments of $4,996 into the replacement reserve, subject to a replacement reserve cap of $191,840, which amount excludes any of the funds initially deposited into the replacement reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Northstar, which indirectly owns 97.727% of the membership interests in the borrowers, was granted a preferred equity interest in a parent of the borrowers, RHP Western Portfolio Group, LLC. Northstar can convert its preferred equity, together with its equity interests in the owners of the 65 other manufactured housing properties that were acquired by the sponsor but do not serve as collateral for the RHP Portfolio II Loan, into a mezzanine loan (which would be secured by the equity in the borrowers under the RHP Portfolio II Loan and the equity in the owners of the other 65 other manufactured housing properties) subject to certain conditions, including without limitation: (i) the aggregate amount of the mezzanine loan cannot exceed $97,961,500, (ii) the allocated LTV for the mezzanine loan and the RHP Portfolio II Loan must be no greater than 85% and (iii) the aggregate DSCR must be at least 1.15x. In addition, the Mortgage Loan documents also permit an approved mezzanine loan with respect to the equity interests in the related borrowers only, provided, the mezzanine loan amount does not exceed $8,096,980 and the conditions above (other than clause (i)) are satisfied.

Partial Release. From and after the expiration of the lockout period (or with respect to the Pine Hills property, at any time), the borrower may obtain the release of any of the RHP Portfolio II Properties from the lien of the related mortgage in connection with a sale of the property, subject to release conditions, which include: (i) a partial prepayment of the principal by an aggregate amount equal to  (x) 120% of the allocated loan amount (or, with respect to the Pine Hills property, 110% of the allocated loan amount) or (y) with respect to a sale of the property to an RHP Related Transferee (as defined in the loan agreement), the greater of 125% of the allocated loan amount and 100% of the net sales proceeds, for the applicable property (together with payment of a yield maintenance premium); (ii) satisfaction of REMIC requirements; and (iii) a requirement that, after giving effect to such release, the debt service coverage ratio of the properties is not less than the greater of (x) the debt service coverage ratio immediately prior to such release and (y) 1.15x.

Substitution of Collateral.  At any time prior to May 1, 2022, the borrower is permitted to release collateral properties and substitute new properties as collateral for the RFP Portfolio II Loan provided that, among other things: (i) the aggregate of the allocated portions of the RHP Portfolio II Loan related to the properties being released (through one or more substitutions) does not exceed more than 25% of the original RHP Portfolio II Loan amount and (ii) both on the loan closing date and as of the date of substitution (1) the fair market value of the new property is not less than the fair market value of the substituted property and (2) the net operating income of the new property is not less than the net operating income of the substituted property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 RHP Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,899,020 73.7% 1.40x 8.2%

Bay Hill
Belle Isle
Orlando
Festival Bay Mall
Doctor Phillips
Lake Tibet
Lake Sheen
Big Sand Lake
The Florida Mall
Orlando International Airport
Lake Buena Vista
Walt Disney World
Florida Turnpike
Kissimmee
Orange Blossom
W Vine St
Kissimmee Gateway Airport
1

Salt Lake City International Airport
University of Utah
Salt Lake City
Downtown
Magna
West Valley City
South Salt Lake
Canyon Rim
East Millcreek
Millcreek
Taylorsville
Holladay
Kearns
Murray
Cottonwood West
Oquirrh
Salt Lake City Municipal Airport
Midvale
Cottonwood Heights
Little Cottonwood Creek Valley
West Jordan
2

Lawrence Municipal Airport
Lawrence
Kansas River
W 6th St
W 9th St
Bob Billings Pkwy
University of Kansas
E 15th St
Alvamar Golf Course
West Campus
Clinton Pkwy
E 23rd St
Kasold Dr
Iowa St
Louisiana St
Haskell Indian Nations University
Haskell Ave
Massachusetts St
Clinton Lake
Eagle Bend Golf Course
3

Saratoga Rd
Traver Rd
King Rd
Wilton Rd
McGregor Links Golf Course
Gansevoort
Locust Grove Rd
Daniels Rd
Louden Rd
Skidmore College
Loughberry Lake
Wilton Mall at Saratoga
Saratoga Springs
Saratoga Race Course
Lake Ave
Saratoga Casino and Raceway
Saratoga National Golf Club
Saratoga Spa Golf Course
Saratoga Spa State Park
Saratoga County Airport
4

Salt Lake City International Airport
University of Utah
Salt Lake City
Downtown
Magna
West Valley City
South Salt Lake
Canyon Rim
East Millcreek
Millcreek
Taylorsville
Kearns
Murray
Holladay
Cottonwood West
Oquirrh
Salt Lake City Municipal Airport
Midvale
Cottonwood Heights
Little Cottonwood Creek Valley
West Jordan
5

Lawrence Municipal Airport
Lawrence
Kansas River
W 6th St
W 9th St
Bob Billings Pkwy
University of Kansas
E 15th St
Alvamar Golf Course
West Campus
Clinton Pkwy
E 23rd St
Kasold Dr
Iowa St
Louisiana St
Haskell Indian Nations University
Haskell Ave
Massachusetts St
Clinton Lake
Eagle Bend Golf Course
6

RHP PORTFOLIO II

CARTIFACT

1	Siesta Lago	4750 Siesta Lago Drive	Kissimmee, FL 34746	4	Birch Meadows	214 Jones Road	Sarasota Springs, NY 12866
2	Windsor Mobile Estates	2800 Hampton Park Drive	West Valley City, UT 84119	5	Redwood Village	1735 West 3150 South	West Valley City, UT 84119
3	Easy Living	3323 Iowa Street	Lawrence, KS 66046	6	Pine Hills	101 North Michigan Street	Lawrence, KS 66044

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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8610-8730 South Garfield Avenue South Gate, CA 90280	Collateral Asset Summary – Loan No. 10 El Paseo South Gate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,434,678 73.4% 1.51x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8610-8730 South Garfield Avenue South Gate, CA 90280	Collateral Asset Summary – Loan No. 10 El Paseo South Gate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,434,678 73.4% 1.51x 9.2%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor(1):	Benjamin Noble; Rand Sperry		Collateral:	Fee Simple
Borrower:	El Paseo Center SPE, LLC		Location:	South Gate, CA
Original Balance:	$48,500,000		Year Built / Renovated:	2001 / NAP
Cut-off Date Balance:	$48,434,678		Total Sq. Ft.:	298,696
% by Initial UPB:	3.5%		Property Management:	Sperry Commercial, Inc.
Interest Rate:	3.9400%		Underwritten NOI:	$4,452,361
Payment Date:	6th of each month		Underwritten NCF:	$4,155,917
First Payment Date:	June 6, 2013		“As-is” Appraised Value:	$66,000,000
Maturity Date:	May 6, 2023		“As-is” Appraisal Date:	March 5, 2013
Amortization:	360 months		“As Stabilized” Appraised Value(3):	$69,000,000
Additional Debt:	None		“As Stabilized” Appraisal Date(3):	September 1, 2014
Call Protection:	L(25), D(90), O(5)
Lockbox / Cash Management:	Hard / Springing		Historical NOI
			Most Recent NOI:	$4,073,532 (T-12 January 31, 2013)
Reserves(2)			2012 NOI:	$4,146,707 (December 31, 2012)
	Initial	Monthly	2011 NOI:	$4,071,412 (December 31, 2011)
Taxes:	$0	$62,625	2010 NOI:	$3,851,324 (December 31, 2010)
Insurance:	$0	Springing
Replacement:	$0	$6,223	Historical Occupancy
TI/LC:	$675,288	$18,481	Current Occupancy(4):	95.2% (March 25, 2013)
Required Repairs:	$24,375	NAP	2012 Occupancy:	86.6% (December 31, 2012)
Free Rent Reserve:	$432,313	$0	2011 Occupancy:	88.5% (December 31, 2011)
Lease Sweep Reserve:	$0	Springing	2010 Occupancy:	87.4% (December 31, 2010)

(1)   The sponsors are affiliates of the sponsors under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as Tower 1660, which has a cut-off date balance of approximately $7.5 million.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   The “As Stabilized” Cut-off Date LTV is 70.2% based on achieving a stabilized occupancy of 96.5%.
(4)   Includes recently executed leases for Planet Fitness (16,475 sq. ft.) and Carniceria La Mejor (5,130 sq. ft.), both of which are expected to take occupancy in mid- to late-2013.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$162
Balloon Balance / Sq. Ft.:	$129
Cut-off Date LTV:	73.4%
Balloon LTV:	58.2%
Underwritten NOI DSCR:	1.61x
Underwritten NCF DSCR:	1.51x
Underwritten NOI Debt Yield:	9.2%
Underwritten NCF Debt Yield:	8.6%
Underwritten NOI Debt Yield at Balloon:	11.6%
Underwritten NCF Debt Yield at Balloon:	10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8610-8730 South Garfield Avenue South Gate, CA 90280	Collateral Asset Summary – Loan No. 10 El Paseo South Gate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,434,678 73.4% 1.51x 9.2%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF	Sales PSF(2)	Occupancy Cost (% of Sales)(2)

Anchor Tenants
Regal Entertainment Group	B-/B3/B+	108,436	36.3%	7/31/2021	$16.55	$130	17.3%
La Curacao Department Stores	NR/NR/NR	107,170	35.9%	2/28/2019	$12.65	$317	6.7%
Subtotal		215,606	72.2%			$223	12.0%

Major Tenants (>5,000 sq. ft.)
Planet Fitness(3)	NR/NR/NR	16,475	5.5%	2/1/2023	$14.00	NAV	NAV
Satellite Healthcare	NR/NR/NR	10,000	3.3%	7/1/2021	$21.00	NAV	NAV
Palacio De Hierro	NR/NR/NR	6,700	2.2%	4/1/2018	$12.00	NAV	NAV
Carniceria La Mejor(4)	NR/NR/NR	5,130	1.7%	6/1/2023	$18.36	NAV	NAV
Subtotal		38,305	12.8%			NAV	NAV

In-line Tenants (<5,000 sq. ft.)		30,304	10.1%		$28.74	NAV	NAV
Total Occupied Collateral		284,215	95.2%

Vacant		14,481	4.8%
Total/Wtd. Avg.		298,696	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Sales PSF and Occupancy Cost provided by the borrower are as of December 31, 2012 for Regal Entertainment Group and as of T-12 October 2012 for La Curacao Department Stores. On a per screen basis, Regal Entertainment Group’s sales for 2012 were $706,652 per screen.

(3)
Planet Fitness executed its lease on March 29, 2013 and is expected to take occupancy mid- to late-2013. Rent will be abated for nine months following the estimated lease commencement date with rent payment estimated to begin in September 2014. At loan closing, the borrower deposited 18 months of rent into the free rent reserve to cover this rent abatement period.

(4)
Carniceria La Mejor executed its lease on January 23, 2013 and is expected to take occupancy mid- to late-2013 with rent payments estimated to begin October 2013. At loan closing, the borrower deposited 11 months of rent into the free rent reserve to cover this rent abatement period.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	2	800	0.3%	800	0.3%	$45.58	0.8%	0.8%
2014	3	5,736	1.9%	6,536	2.2%	$22.84	2.8%	3.6%
2015	1	2,348	0.8%	8,884	3.0%	$32.06	1.6%	5.2%
2016	3	7,473	2.5%	16,357	5.5%	$30.76	5.0%	10.2%
2017	2	2,523	0.8%	18,880	6.3%	$35.28	1.9%	12.1%
2018	2	11,286	3.8%	30,166	10.1%	$18.84	4.6%	16.7%
2019	1	107,170	35.9%	137,336	46.0%	$12.65	29.2%	45.9%
2020	0	0	0.0%	137,336	46.0%	$0.00	0.0%	45.9%
2021	2	118,436	39.7%	255,772	85.6%	$16.92	43.2%	89.2%
2022	1	1,886	0.6%	257,658	86.3%	$29.64	1.2%	90.4%
2023	4	26,557	8.9%	284,215	95.2%	$16.79	9.6%	100.0%
Thereafter	0	0	0.0%	284,215	95.2%	$0.00	0.0%	100.0%
Vacant	NAP	14,481	4.8%	298,696	100.0%	NAP	NAP
Total / Wtd. Avg.	21	298,696	100.0%			$16.31	100.0%
(1)
Certain tenants have lease termination options including those related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the site plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8610-8730 South Garfield Avenue South Gate, CA 90280	Collateral Asset Summary – Loan No. 10 El Paseo South Gate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,434,678 73.4% 1.51x 9.2%

The Loan.   The El Paseo South Gate loan (the “El Paseo South Gate Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 298,696  sq. ft. anchored community shopping center  at 8610-8730 South Garfield Avenue in South Gate, California (the “El Paseo South Gate Property”) with an original principal balance of $48.5 million. The El Paseo South Gate Loan has a 10-year term and amortizes on a 30-year schedule. The El Paseo South Gate Loan accrues interest at a fixed rate equal to 3.9400% and has a cut-off date balance of approximately $48.4 million. Loan proceeds were used to retire existing debt of approximately $41.2 million, fund upfront reserves of approximately $1.1 million and pay closing costs of approximately $3.3 million, giving the borrower a return of equity of approximately $2.8 million. Based on the “As-is” appraised value of $66.0 million as of March 5, 2013, the cut-off date LTV is 73.4% and the remaining implied equity is approximately $17.6 million. Based on the “As Stabilized” appraised value of $69.0 million as of September 1, 2014, the “As Stabilized” LTV is 70.2%. The most recent prior financing of the El Paseo South Gate Property was included in the GMACC 2003-C1 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$48,500,000	100.0%	Loan Payoff	$41,195,442	84.9%
			Reserves	$1,131,976	2.3%
			Closing Costs	$3,348,887	6.9%
			Return of Equity	$2,823,695	5.8%
Total Sources	$48,500,000	100.0%	Total Uses	$48,500,000	100.0%

The Borrower / Sponsor.    The borrower, El Paseo Center SPE, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are Benjamin Noble and Rand Sperry, on a joint and several basis.

Benjamin Noble has over 30 years of experience in real estate and structured finance and is the founding principal of Civic Finance Associates (“Civic”). Civic specializes in assisting state and local governments and not-for-profit organizations with their financing needs. Civic has acquired, developed and financed over $1.25 billion of property throughout the United States.

Rand Sperry has been a real estate and business leader in Southern California for nearly 35 years. In 1987, Mr. Sperry co-founded Sperry Van Ness, a national real estate brokerage firm. Mr. Sperry is also a co-founder of Sperry Commercial, Inc. and Sperry Equities, LLC, the latter having acquired over 65 properties valued at over $500 million.

The Property.    The El Paseo South Gate Property is an anchored community shopping center totaling 298,696 sq. ft. located along the east side of Garfield Avenue just north of Firestone Boulevard in South Gate, California. Built in 2001, the El Paseo South Gate Property is 95.2% occupied as of March 25, 2013 by 21 tenants, including anchors Regal Entertainment Group and La Curacao Department Stores.

Regal Entertainment Group (“Regal”) is the largest theater owner in the United States and the theater at the El Paseo South Gate Property is consistently ranked among the company’s top 15 theaters. Regal has been at the El Paseo South Gate Property since 2001, has 20 screens and features an IMAX theater. Regal’s lease at the El Paseo South Gate Property runs through July 2021 with two five-year and one four and a half-year extension options remaining.

La Curacao Department Stores (“La Curacao”) is a leading large format retail department store chain that consistently ranks among the top 50 consumer electronics retailers in the United States. Products include consumer electronics, home appliances, furniture, music, jewelry and other merchandise that can be shipped directly to Mexico or Central America via La Curacao’s export department. La Curacao has been at the El Paseo South Gate Property since 2001 and its lease runs through February 2019 with three five-year and one four and a half-year extension options remaining. Other national tenants at the El Paseo South Gate Property include Planet Fitness, Starbucks, T-Mobile and GNC, among others.

Historical Sales PSF(1)
	2009	2010	2011	2012
Regal Entertainment Group(2)	$761,657	$729,642	$702,058	$706,652
La Curacao Department Stores	NAV	$295	$302	$317
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	Historical Sales PSF for Regal Entertainment Group is shown on a per screen basis.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8610-8730 South Garfield Avenue South Gate, CA 90280	Collateral Asset Summary – Loan No. 10 El Paseo South Gate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,434,678 73.4% 1.51x 9.2%

Environmental Matters. The Phase I environmental report dated March 19, 2013  recommended no further action at the El Paseo South Gate Property.

The Market.     South Gate is an incorporated city located in the south-central portion of Los Angeles County, approximately 12 miles south of the Los Angeles Civic Center. South Gate is served by the Long Beach Freeway, a major north/south route that runs through the east side of the city and connects downtown Los Angeles to the Los Angeles and Long Beach Harbors. The area immediately around the El Paseo South Gate Property is a mix of retail and industrial properties, with dense residential development further out to the north and east. The El Paseo South Gate Property benefits from its location near the intersection of South Garfield Avenue and Firestone Boulevard, providing a combined daily traffic count of 82,576 vehicles per day. The population within a three-mile radius of the El Paseo South Gate Property is over 320,000 with an estimated 2013 average household income of $56,042.

The city of South Gate is located within the Mid-Alameda Corridor Enterprise Zone, a program that offers special state and local incentives to encourage business investment and promote the creation of new jobs. The program provides tax incentives to businesses within the zone, including credit for sales and use tax on certain machinery, credit for hiring certain unemployed individuals, business expense deduction of the cost of certain machinery and net operating loss carryover.

Vacancy in the Los Angeles retail market was unchanged between Q4 2012 to Q1 2013, remaining at 5.2%. Average quoted asking rental rates increased from $23.99 PSF as of Q4 2012 to $24.39 PSF as of Q1 2013, a 1.7% increase for the current quarter and a 1.1% increase year over year.

The appraiser identified six comparable retail properties which are presented in the subsequent chart.

Competitive Set(1)
Name	El Paseo South Gate Property	El Paseo Shopping Center	South Gate Plaza Shopping Center	Azalea Shopping Center(2)	Superior Grocers – Anchored Shopping Center	Plaza Mexico	Pico Rivera Towne Center
Distance from Subject	NAP	0.3 miles SE	4.1 miles NW	1.3 miles W	2.2 miles NW	4.1 miles SW	5.2 miles NE
Property Type	Neighborhood/ Community Center	Shadow Anchored Strip Mall	Neighborhood/ Community Center	Neighborhood/ Community Center	Neighborhood/ Community Center	Neighborhood/ Community Center	Power Center
Year Built	2001	1987	1980	2014	1988	2004	2002
Total Occupancy	95%	94%	99%	50%	100%	97%	99%
Size (Sq. Ft.)	298,696	24,000	83,316	374,000	100,665	754,291	629,000
Anchors / Major Tenants	Regal Entertainment Group, La Curacao Department Stores	Dolex Dollar Express, Adriana’s Insurance	Mama & Baby, St. Joseph Medical Clinic, Dress 4 Less	CVS, Petco, Ulta Salon, Ross	Verizon Wireless	Skechers, Children’s Place	Pet Store, Dollar Tree, Mexican Restaurant
(1)	Source: Appraisal
(2)	The Azalea Shopping Center is currently being developed and is in the process of pre-leasing space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8610-8730 South Garfield Avenue South Gate, CA 90280	Collateral Asset Summary – Loan No. 10 El Paseo South Gate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,434,678 73.4% 1.51x 9.2%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 1/31/2013	U/W	U/W PSF
Base Rent(1)	$4,162,805	$4,255,321	$4,249,304	$4,656,921	$15.59
Value of Vacant Space	$0	$0	$0	314,313	1.05
Gross Potential Rent	$4,162,805	$4,255,321	$4,249,304	$4,971,234	$16.64
Total Recoveries	1,661,614	1,718,271	1,719,097	1,750,156	5.86
Total Other Income	29,972	3,921	4,004	0	0.00
Less: Vacancy & Credit Loss(2)	(18,719)	(18,719)	(18,719)	(322,627)	(1.08)
Effective Gross Income	$5,835,672	$5,958,794	$5,953,686	$6,398,763	$21.42
Total Operating Expenses	1,764,260	1,812,087	1,880,154	1,946,402	6.52
Net Operating Income	$4,071,412	$4,146,707	$4,073,532	$4,452,361	$14.91
TI/LC	0	0	0	221,770	0.74
Capital Expenditures	0	0	0	74,674	0.25
Non-Recurring Items	11,985	8,103	8,103	0	0.00
Net Cash Flow	$4,059,427	$4,138,604	$4,065,429	$4,155,917	$13.91

(1)	U/W Base Rent includes $20,234 in contractual step rent through March 2014 and rent associated with newly signed leases for new tenants currently in a rent abatement period.
(2)	U/W Vacancy represents 4.8% of gross income.

Property Management.    The El Paseo South Gate Property is managed by Sperry Commercial, Inc., a borrower affiliate.

Lockbox / Cash Management.    The El Paseo South Gate Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by lender, and are then required to be transferred to an account controlled by the borrower until the occurrence of a Trigger Period, as defined below.

A “Trigger Period” will occur (i) upon the continuation of an event of default, until such time that the event of default is cured, (ii) if the DSCR falls below 1.15x, until such time that the DSCR is greater than 1.20x for one quarter or (iii) upon the commencement of a Lease Sweep Period, as defined below.

A “Lease Sweep Period” will occur (i) upon the date that is 12 months prior to the lease expiration of the Regal or La Curacao (each, a “Major Tenant” and the related lease, a “Major Tenant Lease”), (ii) upon the early termination or early cancellation of a Major Tenant Lease, (iii) if a Major Tenant “goes dark” or (iv) upon the bankruptcy or insolvency proceeding of a Major Tenant. A Lease Sweep Period will end (a) in the case (i), if the Major Tenant exercises a lease renewal or extension of no less than five years, (b) in the case of (ii) and (iii), if an acceptable replacement tenant takes occupancy of the space vacated by the Major Tenant and such replacement lease has an initial term of no less than five years or two years beyond the loan term or (c) in the case of (iv), the applicable Major Tenant lease has been affirmed, assumed or assigned and the Major Tenant bankruptcy or insolvency has terminated.

Initial Reserves.    At closing, the borrower deposited (i) $675,288 into the TI/LC reserve account, (ii) $24,375 into the required repairs reserve account and (iii) $432,313 into a free rent reserve associated with the recently signed Planet Fitness and Carniceria La Mejor leases.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $62,625 into a tax reserve account, (ii) $6,223 into a capital expenditure account, subject to a cap of $150,000 and (iv) $18,481 into a TI/LC reserve account, subject to a cap of $443,745. The borrower will be required to deposit 1/12 of the annual insurance premiums into an insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8610-8730 South Garfield Avenue South Gate, CA 90280	Collateral Asset Summary – Loan No. 10 El Paseo South Gate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,434,678 73.4% 1.51x 9.2%

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8610-8730 South Garfield Avenue South Gate, CA 90280	Collateral Asset Summary – Loan No. 10 El Paseo South Gate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,434,678 73.4% 1.51x 9.2%

El Paseo South Gate
8610-8730 South Garfield Avenue
South Gate, CA 90280
East Los Angeles
Vernon
Commerce
Montebello
Maywood
Huntington Park
Bell Gardens
Pico Rivera
West Whittier-Los Nietos
Whittier
Cudahy
South Gate
Downey
Santa Fe Springs
South Whittier
Lynwood
Norwalk
La Mirada
East Compton
Compton
Paramount
Bellflower
Cerritos
Buena Park
Long Beach
Lakewood
Artesia
La Palma
Cypress
Hawaiian Gardens
Stanton
Los Alamitos
Signal Hill
LONG BEACH AIRPORT
SAN DIEGO FWY
SANTA ANA FWY
ARTESIA FWY
SAN GABRIEL RIVER FWY
LONG BEACH FWY
LOS ANGELES
PACIFIC OCEAN
Long Beach
Anaheim
Pasadena
Santa Monica
Angeles National Forest
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Alabama, Florida, California	Collateral Asset Summary – Loan No. 11 iStorage Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,500,000 72.5% 1.38x 10.0%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of 14 Properties
Loan Purpose:	Refinance		Property Type:	Self Storage
Sponsor:	Storage Quest Investments Limited		Collateral:	Fee Simple
	Partnership; Christopher P. Miller		Location:	Alabama, Florida, California
Borrower:	Six Nevada limited partnerships; one		Year Built / Renovated:	1978-2008 / 2012
	Florida limited partnership		Total Units(5):	6,219
Original Balance:	$36,500,000		Total Sq. Ft. (5):	1,106,035
Cut-off Date Balance:	$36,500,000		Property Management:	Storage Management and Leasing
% by Initial UPB:	2.6%			Co. LLC
Interest Rate:	4.2800%		Underwritten NOI:	$3,635,163
Payment Date:	6th of each month		Underwritten NCF:	$3,526,436
First Payment Date:	May 6, 2013		Appraised Value:	$50,320,000
Maturity Date:	April 6, 2023		Appraisal Date:	December 2012 – March 2013
Amortization:	Interest-only for the first 12 months;
	264 months thereafter		Historical NOI(6)
Additional Debt:	None		2012 NOI(7):	$3,609,383 (December 31, 2012)
Call Protection:	L(26), D(91), O(3)		2011 NOI:	NAV
Lockbox / Cash Management(1):	Soft / Springing		2010 NOI:	NAV

Reserves			Historical Occupancy(6)
	Initial	Monthly	Current Occupancy:	78.8% (April 8, 2013)
Taxes:	$151,958	$32,258	2012 Occupancy:	78.7% (December 31, 2012)
Insurance:	$71,854	$9,489	2011 Occupancy:	NAV
Replacement:	$0	$9,078
(1)  Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or property manager, (iii) if the borrower fails to maintain a DSCR of at least 1.15x for two consecutive calendar quarters, or (iv) failure to substantially complete capital improvements by April 4, 2014.
(2)   A Capital Improvements reserve was established at closing for elective capital improvements to the iStorage Portfolio 2 properties.  Funds in this reserve may be returned to the borrower as requested upon completion of qualifying capital improvements within one year after the closing date. If improvements are not made within one year, such amounts will be held by lender as additional collateral.
(3)   Funds in the earnout reserve can be released to the borrower between the first anniversary of the loan closing date and 18 months from the loan closing date if (i) the NCF DSCR for four consecutive calendar quarters is equal to or greater than 1.40x, (ii) the LTV ratio is less than 70.0% and (iii) if the NCF debt yield is equal to or greater than 10.5%. If funds are not released by October 4, 2014, such amounts will be held by lender as additional collateral.
(4)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.30x and 2.23x, respectively.
(5)   Total Units include 4,724 storage units, 1,412 parking and RV storage spaces, 34 commercial units, and 49 storage lockers. Total Sq. Ft. includes 624,849 sq. ft. of storage space, 443,050 sq. ft. of parking and RV storage space, 22,225 sq. ft. of commercial space, and 12,911 sq. ft. of storage locker space.
(6)   Historical NOI and Occupancy are not available due to the sponsor’s recent acquisition of the iStorage Portfolio 2 properties from 2011 - 2013.
(7)   Operating statements for the iStorage Bradenton property were unavailable for June-July 2012 due to the property’s acquisition during that time period. As such, the operating statements for June-July 2011 were used as a proxy.

Capital Improvements(2):	$3,517,902	NAP
Earnout(3):	$1,000,000	$0

Financial Information
Cut-off Date Balance / Unit (Sq. Ft.):		$5,869 ($33)
Balloon Balance / Unit (Sq. Ft.):		$4,140 ($23)
Cut-off Date LTV:		72.5%
Balloon LTV:		51.2%
Underwritten NOI DSCR(4):		1.42x
Underwritten NCF DSCR(4):		1.38x
Underwritten NOI Debt Yield:		10.0%
Underwritten NCF Debt Yield:		9.7%
Underwritten NOI Debt Yield at Balloon:		14.1%
Underwritten NCF Debt Yield at Balloon:		13.7%

TRANSACTION HIGHLIGHTS

■	Multi-Property Portfolio. The loan is secured by 14 cross-collateralized and cross-defaulted properties located in Alabama, Florida and California, with no permitted property releases.
■
Capital Improvement Plan. iStorage specializes in purchasing distressed storage facilities and repositioning them through capital improvements, technological enhancements, and efficient management and leasing. The sponsor has invested $2.0 million to upgrade and expand the iStorage Portfolio 2 properties, with plans to invest an additional $3.5 million over the next 12 months, for which a reserve was established at closing.

■	Strong Sponsorship. Christopher P. Miller, principal of iStorage, has nearly 20 years of commercial real estate experience and currently owns/manages 49 self storage facilities.
■	Performance. Since acquisition (2011-2013), the portfolio occupancy has increased from 72.8% to 78.8%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 Veterans Boulevard Metairie, LA 70005	Collateral Asset Summary – Loan No. 12 Heritage Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,960,203 73.6% 1.62x 10.5%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Frank B. Stewart, Jr.		Collateral(6):	Leasehold
Borrower:	Stewart Development, LLC		Location:	Metairie, LA
Original Balance:	$30,000,000		Year Built / Renovated:	1983 / 2006-2007
Cut-off Date Balance:	$29,960,203		Total Sq. Ft.:	353,003
% by Initial UPB:	2.2%		Property Management:	Stirling Properties, L.L.C.
Interest Rate:	4.0110%		Underwritten NOI:	$3,135,269
Payment Date:	6th of each month		Underwritten NCF:	$2,793,773
First Payment Date:	June 6, 2013		Appraised Value:	$40,700,000
Maturity Date:	May 6, 2023		Appraisal Date:	March 11, 2013
Amortization:	360 months
Additional Debt(1):	Borrower Affiliated		Historical NOI
Call Protection:	L(49), D(66), O(5)		Most Recent NOI:	$3,162,417 (T-12 February 28, 2013)
Lockbox / Cash Management(2):	Hard / Springing		2012 NOI:	$3,219,941 (December 31, 2012)
			2011 NOI:	$3,072,507 (December 31, 2011)
Reserves			2010 NOI:	$2,705,762 (December 31, 2010)
	Initial	Monthly
Taxes:	$252,083	$50,417	Historical Occupancy
Insurance:	$489,665	$41,427	Current Occupancy:	93.8% (March 31, 2013)
Immediate Repairs(3):	$1,054,375	NAP	2012 Occupancy:	94.2% (December 31, 2012)
Replacement:	$0	$6,471	2011 Occupancy:	90.4% (December 31, 2011)
TI/LC:	$300,000	$22,063	2010 Occupancy:	88.8% (December 31, 2010)
Special Tenant TI(4):	$119,431	$0
(1)  The sponsor is the holder of the secured subordinate debt of approximately $27.4 million. Debt service under the secured subordinate debt may be paid only from excess cash flow after monthly reserves are deposited with the lender. The sponsor entered into a subordination and standstill agreement with lender.
(2)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or property manager, (iii) if the borrower fails to maintain a DSCR of at least 1.20x for two consecutive calendar quarters or (iv) the occurrence of an Audubon Trigger Event, as defined below.
(3)  The borrower deposited 125% of the estimated cost of immediate repairs, which primarily consist of air-conditioning chiller replacements.
(4)   The borrower deposited $119,431 into the Special Tenant TI reserve for outstanding tenant improvements for Audubon Engineering (“Audubon”), the largest tenant at the property, occupying approximately 19.8% of NRA, and Stewart Capital, a tenant occupying approximately 1.5% of NRA.
(5)   The borrower will be required to deposit excess cash into the Audubon Rollover reserve upon the occurrence of an “Audubon Trigger Event”, which will commence upon, among other things, the earlier of (i) the date Audubon files bankruptcy, (ii) the date Audubon provides notice to vacate or vacates its leased premises or (iii) if Audubon fails to renew its lease on or before January 14, 2016, unless an acceptable letter of credit of $750,000 is delivered by the borrower to the lender on such date.
(6)   The property is subject to a 99-year ground lease that expires in October 2079.

Audubon Rollover(5):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$85
Balloon Balance / Sq. Ft.:		$68
Cut-off Date LTV:		73.6%
Balloon LTV:		58.6%
Underwritten NOI DSCR:		1.82x
Underwritten NCF DSCR:		1.62x
Underwritten NOI Debt Yield:		10.5%
Underwritten NCF Debt Yield:		9.3%
Underwritten NOI Debt Yield at Balloon:		13.2%
Underwritten NCF Debt Yield at Balloon:		11.7%

TRANSACTION HIGHLIGHTS

■
Location.  The Heritage Plaza property is located in the primary office corridor of Metairie, Louisiana, six miles from the New Orleans CBD and within 10 miles of New Orleans International Airport and Causeway Bridge. The property is one of only three Class A office buildings in the Metairie submarket. New development has been limited over the last 10 years due to restrictive local zoning regulations and lack of developable sites within the property’s immediate area.

■
Asset Quality. Heritage Plaza underwent a $24.0 million renovation from 2006-2007 following Hurricane Katrina, which included a complete refurbishment of the roofing, lobby, restaurant, tenant spaces, curtain wall and wet seal.

■	Long Term Tenancy & Diverse Rent Roll. Heritage Plaza is currently occupied by over 50 tenants, including 18 tenants (30.2% of NRA) that have occupied the property for over 14 years.
■
Experienced Sponsor.  The sponsor, Frank B. Stewart Jr., is a local real estate developer and investor with over 30 years of experience. Mr. Stewart developed the property in 1983 and has maintained continuous ownership since. His current portfolio consists of 14 commercial properties and developments throughout Louisiana, Texas and Mississippi.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2631-2641 Beene Boulevard Bossier City, LA 71105	Collateral Asset Summary – Loan No. 13 Stirling Bossier Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,778,900 72.9% 1.42x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	Natixis		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Stirling Properties		Collateral:	Fee Simple
Borrower:	Stirling Bossier Center, L.L.C.		Location:	Bossier City, LA
Original Balance:	$29,000,000		Year Built / Renovated:	2007-2012 / NAP
Cut-off Date Balance:	$28,778,900		Total Sq. Ft.(4):	267,365
% by Initial UPB:	2.1%		Property Management:	Stirling Properties, L.L.C.
Interest Rate:	4.1780%		Underwritten NOI:	$2,853,608
Payment Date:	5th of each month		Underwritten NCF:	$2,661,066
First Payment Date:	March 5, 2013		Appraised Value:	$39,500,000
Maturity Date:	February 5, 2020		Appraisal Date:	January 4, 2013
Amortization:	300 months
Additional Debt(1):	Future Mezzanine Debt Permitted		Historical NOI
Call Protection:	L(28), D(52), O(4)		2012 NOI:	$3,005,874 (December 31, 2012)
Lockbox / Cash Management(2):	Hard / Springing		2011 NOI:	$2,406,540 (December 31, 2011)
			2010 NOI:	$2,306,628 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$90,801	$30,267	Current Occupancy:	99.3% (April 15, 2013)
Insurance:	$38,885	$5,247	2012 Occupancy:	99.3% (December 31, 2012)
TI/LC(3):	$25,000	$11,140	2011 Occupancy:	87.4% (December 31, 2011)
Replacement:	$0	$2,420	2010 Occupancy:	85.3% (December 31, 2010)

(1)   Future mezzanine debt is allowed, provided, among other things, the combined LTV is not greater than 80.0% and the combined DSCR is not less than 1.25x.
(2)   A hard lockbox with cash management (the “Cash Management Period”) will be triggered upon the occurrence of: (i) a default or an event of default, (ii) the borrower obtains a mezzanine loan, (iii) the borrower fails to maintain an underwritten DSCR of at least 1.15x on a trailing twelve month period, (iv) an anchor tenant trigger event (the “Anchor Tenant Trigger Event”) occurs: if on August 31, 2017, (a) less than three anchor tenants have renewed their leases on terms similar to their current leases or (b) the property is less than 85.0% occupied, (v) if on May 31, 2018, (a) Old Navy has not renewed its lease on terms similar to its current lease and (b) the property is less than 85.0% occupied, (vi) an anchor tenant (a) fails to extend its lease, (b) becomes the  subject of a bankruptcy  action and its lease is rejected or goes dark or (c)  defaults in its payment  obligations or otherwise materially defaults under its  lease or (vii) Target becomes the subject of a bankruptcy action or goes out of  business or closes or  goes dark and ceases operations at the adjacent  property.
(3)   Initial TI/LC reserve of $25,000 may be used solely for approved leasing expenses related to the Smoothie King lease. Smoothie King executed their lease on February 20, 2013. TI/LC reserve is capped at $400,000. On the earlier of (i) the date a Cash Management Period in effect due to an Anchor Tenant Trigger Event ends or (ii) on August 31, 2017, if an Anchor Tenant Trigger Event has not occurred, the monthly TI/LC deposit shall increase to $22,280.
(4)   Total Sq. Ft. includes Belk’s 73,777 sq. ft. ground lease, which expires in October 2027 and has four five-year renewal options.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$108
Balloon Balance / Sq. Ft.:		$89
Cut-off Date LTV:		72.9%
Balloon LTV:		60.2%
Underwritten NOI DSCR:		1.52x
Underwritten NCF DSCR:		1.42x
Underwritten NOI Debt Yield:		9.9%
Underwritten NCF Debt Yield:		9.2%
Underwritten NOI Debt Yield at Maturity:		12.0%
Underwritten NCF Debt Yield at Maturity:		11.2%

TRANSACTION HIGHLIGHTS

■
Strong National and Regional Tenant Mix. Anchors include Belk, Ross Dress For Less, Best Buy, Bed Bath & Beyond and PetSmart. Target is a shadow anchor. Sponsor owns a land parcel within the complex that is not part of collateral and is currently under contract to sell to Sam’s Club.

■
Location. The property is a newly constructed Class A power center located in the Shreveport-Bossier City SMA. The property is visible at the intersection of I-220 and Airline Drive with traffic volume of 25,140 and 32,150 cars per day, respectively.

■
Local Sponsor. Founded in 1975, Stirling Properties has developed, redeveloped, and/or acquired over 9.0 million sq. ft. of retail and office space. Stirling Properties, L.L.C., as property manager, manages approximately 13.7 million sq. ft. of commercial properties including approximately 8.3 million sq. ft. of retail, for itself and as an agent for third party owners in the Gulf South region.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

724 & 744 West Lancaster Avenue Wayne, PA 19087	Collateral Asset Summary – Loan No. 14 Devon Square I & II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,725,000 75.0% 1.55x 9.6%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Keystone Property Fund I, L.P.;		Collateral(6):	Fee Simple / Leasehold
	Keystone Property Fund		Location:	Wayne, PA
	Management, L.P. on a joint and		Year Built / Renovated:	1984 / 2005
	several basis		Total Sq. Ft.:	139,694
Borrower:	Keystone Devon Square Associates,		Property Management:	Keystone Property Group, L.P.
	LP; B&R Devon Owner, LP, as		Underwritten NOI:	$2,763,152
	tenants-in-common		Underwritten NCF:	$2,595,213
Original Balance:	$28,725,000		Appraised Value:	$38,300,000
Cut-off Date Balance:	$28,725,000		Appraisal Date:	March 20, 2013
% by Initial UPB:	2.1%
Interest Rate:	4.1615%		Historical NOI(7)
Payment Date:	6th of each month		Most Recent NOI:	$2,188,810 (T-12 February 28, 2013)
First Payment Date:	July 6, 2013		2012 NOI:	$2,118,397 (December 31, 2012)
Maturity Date:	June 6, 2023		2011 NOI:	$1,629,277 (December 31, 2011)
Amortization:	360 months		2010 NOI:	$1,442,796 (December 31, 2010)
Additional Debt:	None
Call Protection:	L(24), D(91), O(5)		Historical Occupancy(7)
Lockbox / Cash Management(1):	Springing Hard / Springing		Current Occupancy:	95.7% (April 10, 2013)
			2012 Occupancy:	92.6% (December 31, 2012)
Reserves			2011 Occupancy:	79.9% (December 31, 2011)
	Initial	Monthly	2010 Occupancy:	69.2% (December 31, 2010)
Taxes:	$202,000	$23,750
(1)   A hard lockbox, cash management and a cash trap will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, guarantor or affiliated property manager, (iii) if the borrower fails to maintain a DSCR of at least 1.30x for two consecutive calendar quarters or (iv) the occurrence of a Lease Sweep Period (as defined below).
(2)   The borrower deposited $659,630 into a TI/LC reserve for owed TI/LCs related to recently executed leases.
(3)   The borrower deposited $91,389 into the rent credit holdback account in connection with tenants with rent abatement periods during the first 12 months of the loan term.
(4)   On each payment date during a cash management period, the borrower is required to deposit the ground rent payable for the following month.
(5)   A “Lease Sweep Period” will be triggered (i) 12 months prior to the expiration of any Lease Sweep Lease, (ii) upon receipt by property manager of information that a Lease Sweep Lease tenant is exercising its termination option or vacating its space, (iii) the date a Lease Sweep Tenant gives notice of its intent to surrender, cancel, or terminate its lease, (iv) the date any Lease Sweep Tenant goes dark or gives notice of its intent to go dark in 75% or more of its space, (v) upon a default under a Lease Sweep Tenant Lease or (vi) upon a Lease Sweep Lease tenant party insolvency proceeding. A “Lease Sweep Lease” includes Merrill Lynch, PennLiberty and/or any lease with a replacement tenant.
(6)   Approximately 0.89 acres of parking area, or approximately 10.25% total collateral acreage, are encumbered by a ground lease expiring June 15, 2043.
(7)   The sponsor purchased the Devon Square I & II property in 2005 and completely renovated the Devon Square I & II property for $11.6 million. As a result occupancy has increased from 18.2% in 2006 to 95.7% in 2013.

Insurance:	$10,000	$3,333
Replacement:	$0	$2,328
TI/LC(2):	$659,630	$11,641
Rent Credit Holdback(3):	$91,389	NAP
Ground Rent Reserve(4):	$11,000	Springing
Lease Sweep Reserve(5):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$206
Balloon Balance / Sq. Ft.:		$164
Cut-off Date LTV:		75.0%
Balloon LTV:		59.9%
Underwritten NOI DSCR:		1.65x
Underwritten NCF DSCR:		1.55x
Underwritten NOI Debt Yield:		9.6%
Underwritten NCF Debt Yield:		9.0%
Underwritten NOI Debt Yield at Balloon:		12.0%
Underwritten NCF Debt Yield at Balloon:		11.3%

TRANSACTION HIGHLIGHTS

■
Leasing Momentum. Following the acquisition and $11.6 million gut renovation by the sponsor in 2005, occupancy increased from 18.2% in 2006 to 95.7% in 2013. Nine new leases for 29.2% of the NRA have been signed since April 2011.

■
Investment Grade Tenancy. The Devon Square I & II property is 95.7% leased to 20 tenants including Merrill Lynch (rated A/Baa2/A- by Fitch/Moody’s/S&P), Guardian Life Insurance (rated NR/NR/AA+ by Fitch/Moody’s/S&P) and Raymond James (rated NR/Baa2/BBB by Fitch/Moody’s/S&P), which collectively account for approximately 27.8% of the NRA and 27.6% of the underwritten annual rent.

■	Sponsorship. Keystone Property Group is a real estate investment and development company with a portfolio of 25 properties throughout the United States, totaling 4.6 million sq. ft.
■
Location / Market. The property is located in Wayne, Pennsylvania, 20 miles northwest of the Philadelphia CBD, 0.6 miles from the SEPTA commuter rail and proximate to I-276 and I-476. The property’s competitive set exhibits strong occupancy levels ranging from 91.0% to 99.0% with a weighted average occupancy rate of 94.3%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

530 West 27th Street New York, NY 10001	Collateral Asset Summary – Loan No. 15 530 West 27th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,500,000 48.8% 1.54x 9.3%

Mortgage Loan Information			Property Information
Loan Seller:	Natixis		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Single Tenant Retail
Sponsor:	Centaur Properties, LLC		Collateral:	Fee Simple
Borrower:	27th Street Property Owner LLC		Location:	New York, NY
Original Balance:	$26,500,000		Year Built / Renovated:	1901, 1920 / 2004, 2011
Cut-off Date Balance:	$26,500,000		Total Sq. Ft.(4):	90,010
% by Initial UPB:	1.9%		Property Management:	Centaur Properties, LLC
Interest Rate:	4.0950%		Underwritten NOI(5):	$2,471,226
Payment Date:	5th of each month		Underwritten NCF(5):	$2,367,714
First Payment Date:	June 5, 2013		Appraised Value:	$54,300,000
Maturity Date:	May 5, 2018		Appraisal Date:	January 11, 2013
Amortization:	Interest Only for first 29 months; 360
	months thereafter		Historical NOI
Additional Debt:	None		2012 NOI:	$2,201,215 (December 31, 2012)
Call Protection:	L(25), D(31), O(4)		2011 NOI:	$910,302 (December 31, 2011)
Lockbox / Cash Management(1):	Hard / In Place
			Historical Occupancy
Reserves			Current Occupancy:	100.0% (April 6, 2013)
	Initial	Monthly	2012 Occupancy:	100.0% (December 31, 2012)
Taxes:	$190,035	$38,007	2011 Occupancy:	100.0% (December 31, 2011)
Insurance:	$24,000	$4,000
(1)   A cash trap of excess funds will be triggered upon the occurrence of one of the following events: (i) an event of default, (ii) the borrower fails to maintain a DSCR of at least 1.20x on a trailing twelve month basis, (iii) PDNYC becomes the subject of a bankruptcy proceeding or “goes dark”, or (iv) a monetary or material non-monetary default occurs under the PDNYC lease.
(2)   The PDNYC lease requires the tenant to restore its space to white box condition upon lease termination. As security for the tenant’s obligations, the tenant delivered to borrower (i) a $233,333 security deposit and (ii) $63,000 out of a total obligation of $150,000 as additional security. Both amounts are held in a lender controlled reserve account subject to the terms of the PDNYC lease. In addition, PDNYC is required to deliver $3,000 on a monthly basis until such $150,000 obligation is complete, and borrower is required to deposit such amount, to the extent paid by tenant, to the reserve.
(3)   Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.25x and 2.15x, respectively.
(4)   The property contains a gross building area of 83,349 sq. ft. and a NRA of 90,010 sq. ft. The NRA includes the property’s rooftop bar lounge, which is open in April through October each year.
(5)   Underwritten NOI and Underwritten NCF do not include percentage rent from the bar/restaurant, which opened in 2012 and 2013, respectively.

TI/LC:	$0	$7,500
Replacement:	$0	$1,125
Cash Security Deposit(2):	$296,333	$3,000

Financial Information
Cut-off Date Balance / Sq. Ft.:		$294
Balloon Balance / Sq. Ft.:		$281
Cut-off Date LTV:		48.8%
Balloon LTV:		46.6%
Underwritten NOI DSCR(3):		1.61x
Underwritten NCF DSCR(3):		1.54x
Underwritten NOI Debt Yield:		9.3%
Underwritten NCF Debt Yield:		8.9%
Underwritten NOI Debt Yield at Maturity:		9.8%
Underwritten NCF Debt Yield at Maturity:		9.4%

TRANSACTION HIGHLIGHTS
■
Location. The West Chelsea section of Midtown Manhattan, and particularly the area surrounding the High Line (just down the block), has undergone a transformation over the past seven years from an industrial area to art galleries, home and design stores and recreational facilities.

■
Long-Term Lease and Tenant. PDNYC LLC (“PDNYC”) leases the ground floor through and including the 5th floor for use as a theater. The lease expires on September 30, 2022. PDNYC currently runs the “Sleep No More” show which premiered in 2011. PDNYC’s ticket sales were $16.2 million for trailing 12-month October 2012. An affiliate of PDNYC leases the entire 6th floor and a portion of the roof deck for use as bar and restaurant. The tenant is required to pay a percentage rent of 10.0% of gross restaurant and bar sales in excess of $3.5 million. The rooftop bar and restaurant opened in summer 2012 and April 2013, respectively. Underwritten NOI and Underwritten NCF do not include the percentage rent.

■
Sponsorship. Founded in 1996, Centaur Properties, LLC is a New York City-based real estate investment, development and management firm. Centaur Properties, LLC’s portfolio includes multiple retail, residential, office and retail buildings in Manhattan, California and Saint Louis.

■
Zoning Compliance. The current use of the property is permitted pursuant to a temporary public assembly permit (“TPA”) issued by the NYC Department of Buildings (“DOB”).  Borrower has covenanted to keep the TPA in full force and effect and to use all commercially reasonable efforts to obtain a temporary or permanent certificate of occupancy and a permanent public assembly permit (which is renewable on an annual basis) to permit the use of the property for its current use, and until such certificate and permit are obtained, the guarantor has provided a payment guaranty for 25.0% of the original principal balance of the loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

202 West Cabrillo Boulevard Santa Barbara, CA 93101	Collateral Asset Summary – Loan No. 16 Hotel Oceana Santa Barbara	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,185,240 58.4% 1.73x 11.8%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Limited Service Hospitality
Sponsor:	James M. Lippman		Collateral(3):	Leasehold
Borrower:	Cabrillo Hotel, LLC		Location:	Santa Barbara, CA
Original Balance:	$25,250,000		Year Built / Renovated:	1936, 1947, 1948, 1951, 1954 /
Cut-off Date Balance:	$25,185,240			2000, 2008
% by Initial UPB:	1.8%		Rooms:	122
Interest Rate:	4.4000%		Property Management:	JRK Hotel Group, Inc.
Payment Date:	6th of each month		Underwritten NOI:	$2,973,767
First Payment Date:	May 6, 2013		Underwritten NCF:	$2,625,446
Maturity Date:	April 6, 2023		Appraised Value:	$43,100,000
Amortization:	360 months		Appraisal Date:	February 19, 2013
Additional Debt:	None
Call Protection:	L(26), D(87), O(7)		Historical NOI
Lockbox / Cash Management(1):	Hard / Springing		2012 NOI:	$3,151,323 (December 31, 2012)
			2011 NOI:	$2,460,402 (December 31, 2011)
Reserves			2010 NOI:	$1,880,432 (December 31, 2010)
	Initial	Monthly	2009 NOI:	$1,462,757 (December 31, 2009)
Taxes:	$0	$17,184
Insurance(2):	$0	Springing	Historical Occupancy
FF&E:	$0	4.0% of prior month’s	Current Occupancy:	93.0% (December 31, 2012)
		gross revenues	2011 Occupancy:	89.1% (December 31, 2011)
Required Repairs:	$39,313	NAP	2010 Occupancy:	84.6% (December 31, 2010)
Ground Rent Reserve(3):	$0	$132,613	2009 Occupancy:	79.4% (December 31, 2009)

(1)   Cash management will be triggered (i) during continuance of an event of default or (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.20x for two consecutive quarters.
(2)   The borrower will be required to make monthly deposits of 1/12 of annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.
(3)   The collateral consists of a two- and three-story hotel located across six non-contiguous tax parcels. The collateral is encumbered by four separate ground leases which each expire in September 2099 with no options to renew. The aggregate monthly ground rent is currently equal to $132,613 and is scheduled to increase to $136,591 as of September 27, 2015. Monthly rent is subject to further increases of 3% every five years thereafter.

Financial Information
Cut-off Date Balance / Room:		$206,436
Balloon Balance / Room:		$166,749
Cut-off Date LTV:		58.4%
Balloon LTV:		47.2%
Underwritten NOI DSCR:		1.96x
Underwritten NCF DSCR:		1.73x
Underwritten NOI Debt Yield:		11.8%
Underwritten NCF Debt Yield:		10.4%
Underwritten NOI Debt Yield at Balloon:		14.6%
Underwritten NCF Debt Yield at Balloon:		12.9%

TRANSACTION HIGHLIGHTS
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Location. The Hotel Oceana Santa Barbara property is located on the oceanfront less than a mile from US Highway 101, which extends to Ventura to the southeast and San Francisco to the northwest. The Santa Barbara Municipal Airport is located approximately 12 miles west of the property and the Los Angeles International Airport is located approximately 99 miles southeast.

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Tourism. Santa Barbara is a year-round tourist destination known for its Mediterranean climate and beautiful beaches. Visitors also enjoy local shopping and attractions such as Stearns Wharf, a historic pier on the harbor, and national historic landmarks such as the Mission Santa Barbara, an example of the city’s Spanish colonial architecture. Santa Barbara is also home to more than 115 wineries, which provide multiple events throughout the year such as the Santa Barbara County Vintners’ Festival and Santa Barbara Uncorked.

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Performance. In 2012, the Hotel Oceana Santa Barbara property achieved occupancy, ADR and RevPAR penetration rates of 118.1%, 93.3% and 110.2%, respectively. Since 2008, occupancy has increased year over year from 68.4% in 2008 to 93.0% in 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

26460-26464 Corporate Avenue Hayward, CA 94545	Collateral Asset Summary – Loan No. 17 Corporate Research Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 43.9% 3.73x 14.5%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Industrial / Office
Sponsor(1):	Datacore Fund L.P.		Collateral:	Fee Simple
Borrower:	GI DC Hayward, LLC		Location:	Hayward, CA
Original Balance:	$25,000,000		Year Built / Renovated:	1974, 1996 / 2008
Cut-off Date Balance:	$25,000,000		Total Sq. Ft.:	299,387
% by Initial UPB:	1.8%		Property Management:	LBA Realty LLC
Interest Rate:	3.4000%		Underwritten NOI:	$3,631,311
Payment Date:	6th of each month		Underwritten NCF:	$3,211,705
First Payment Date:	June 6, 2013		Appraised Value:	$57,000,000
Maturity Date:	May 6, 2023		Appraisal Date:	March 6, 2013
Amortization:	Interest Only
Additional Debt:	None		Historical NOI
Call Protection(2):	L(25), D(90), O(5)		2012 NOI:	$3,841,708 (December 31, 2012)
Lockbox / Cash Management(3):	Hard / Springing		2011 NOI:	$2,524,321 (December 31, 2011)
			2010 NOI:	$1,571,310 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes(4):	$0	Springing	Current Occupancy(7):	100.0% (April 1, 2013)
Insurance(4):	$0	Springing	2012 Occupancy:	89.8% (December 31, 2012)
Replacement(4):	$0	Springing	2011 Occupancy:	89.8% (December 31, 2011)
TI/LC(4):	$0	Springing	2010 Occupancy:	48.0% (December 31, 2010)
Required Repairs:	$159,985	NAP
(3)   Cash management will be triggered (i) during an event of default, (ii) if the DSCR falls below 1.20x or (iii) during a Lease Sweep Period (as defined herein).
(4)   During a Deposit Period (which means the period during which (i) an event of default is continuing or (ii) the DSCR is below 1.50x) , the borrower will be required to make monthly deposits of (a) 1/12 of the estimated annual real estate taxes payable, (b) 1/12 of annual insurance premiums, (c) $6,237 into the replacement reserve and (d) $28,730 into the TI/LC reserve.  In addition, at any time the borrower fails to provide evidence of payment of (i) taxes, (ii) premiums due under insurance policies, or (iii) TI/LC expenses, as applicable, the borrower will be required to make monthly payments into the tax, insurance, replacement and TI/LC reserve accounts, as applicable.
(5)   The borrower will be required to deposit excess cash into the lease sweep reserve, up to a cap of $4.5 million, during a “Lease Sweep Period” which will commence on the first monthly payment date following any of: (i) 12 months prior to the earliest expiration date or the date on which the tenant under the Lease Sweep Lease (which means the A100 US LLC lease or any replacement major lease for the premises currently leased to A100 US LLC) is required to provide notice of a renewal under its lease (ii) the date Lease Sweep Lease tenant exercises its right to terminate (iii) the date the Lease Sweep Lease is surrendered, cancelled or terminated prior to its then current expiration date or upon receipt by the borrower of notice from any tenant under a Lease Sweep Lease of its intent to surrender, cancel or terminate such lease, (iv) if a tenant under a Lease Sweep Lease gives written notice of its intent to discontinue business at the property or “goes dark” at the property (unless the related tenant continues to pay its rent and either the tenant (or its parent) is rated at least BBB or, if unrated, such tenant (or its parent) has at least $5 billion in stockholder equity and at least $1 billion in cash or cash equivalents), (v) upon a material monetary default under a Lease Sweep Lease or a material non-monetary default for which the borrower has exercised its remedies, or (vi) occurrence of an insolvency proceeding by a tenant under a Lease Sweep Lease.  Based on interest only debt service payments.
(6)   Based on a 30-year amortization schedule, the Underwritten NOI DSCR and NCF DSCR is 2.73x and 2.41x, respectively.
(7)   In connection with the acquisition of the property, an affiliate of the seller, LBA Realty, signed a lease for 30,224 sq. ft. at a monthly base rent of $30,224, which expires on the earlier of June 2016 or the date on which the leased space is leased to a third party. LBA Realty does not occupy the space. The lease is secured by a $1.9 million cash escrow balance which is held by a title company and which will be drawn down as rent and reimbursement payments are made under the lease. The escrow has not been pledged to the lender.

Moximed Reserve:	$86,685	$0
Lease Sweep Reserve(5):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$84
Balloon Balance / Sq. Ft.:	$84
Cut-off Date LTV:	43.9%
Balloon LTV:	43.9%
Underwritten NOI DSCR(6):	4.21x
Underwritten NCF DSCR(6):	3.73x
Underwritten NOI Debt Yield:	14.5%
Underwritten NCF Debt Yield:	12.8%
Underwritten NOI Debt Yield at Balloon:	14.5%
Underwritten NCF Debt Yield at Balloon:	12.8%
(1)   The sponsor is the nonrecourse carve-out guarantor; however, the guarantor did not agree to recourse for most of the nonrecourse carve-outs typically included in the loan documents for GACC originated loans. For additional information, see Annex G-1 of the Free Writing Prospectus.
(2)    Partial defeasance and the release of an individual building is permitted after the expiration of the defeasance lockout period in conjunction with a bona fide third-party sale of such release property, provided, among other things (i) the DSCR for the remaining property is not less than the greater of the DSCR immediately preceding such sale and 3.70x, (ii) the LTV for the remaining property does not exceed the lesser of the LTV immediately preceding such sale and 43.9% and (iii) the borrower delivers defeasance collateral in an amount at least equal to 125% of the allocated loan amount for such property to be released.

TRANSACTION HIGHLIGHTS

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Tenancy. As of April 1, 2013, the property is 100.0% occupied by four tenants. Amazon (rated Baa1/AA- by Moody’s/S&P, 44.1% of NRA, 45.6% of underwritten base rent), the largest tenant, is in the process of building out its space and installing a new electrical sub-station at the property. The entire build out of Amazon’s data center and office space is expected to be completed in 2015.

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Location. The city of Hayward is located in southwest Alameda County, about 15 miles south of downtown Oakland, 20 miles southeast of downtown San Francisco and 25 miles north of San Jose. Hayward benefits from its central location with easy access to major transportation routes including Highway 92 as well as public transportation through two BART stations.

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Credit Metrics. The Corporate Research Center loan has a cut-off date LTV of 43.9%, an underwritten NCF DSCR of 3.73x and an underwritten NOI debt yield of 14.5%. The sponsor contributed an additional $37.4 million in equity to finance the acquisition.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3800 Coral Tree Circle Coconut Creek, FL 33073	Collateral Asset Summary – Loan No. 18 Forest Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 65.7% 1.36x 8.4%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Garden Multifamily
Sponsor:	Jeffrey Libert		Collateral:	Fee Simple
Borrower:	Olivine, LLC		Location:	Coconut Creek, FL
Original Balance:	$22,000,000		Year Built / Renovated:	1988 / 2005
Cut-off Date Balance:	$22,000,000		Total Units(4):	272
% by Initial UPB:	1.6%		Property Management:	Forest Properties Management, Inc.
Interest Rate:	4.2115%		Underwritten NOI:	$1,843,099
Payment Date:	6th of each month		Underwritten NCF:	$1,761,499
First Payment Date:	July 6, 2013		Appraised Value:	$33,500,000
Maturity Date:	June 6, 2023		Appraisal Date:	April 5, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(24), D(92), O(4)		Most Recent NOI:	$1,887,499 (T-12 February 28, 2013)
Lockbox / Cash Management(1):	Soft / Springing		2012 NOI:	$1,843,830 (December 31, 2012)
			2011 NOI:	$1,763,349 (December 31, 2011)
Reserves			2010 NOI:	NAV
	Initial	Monthly
Taxes:	$286,680	$35,835	Historical Occupancy
Insurance:	$110,192	$31,048	Current Occupancy:	90.4% (April 1, 2013)
Replacement:	$0	$6,800	2012 Occupancy:	92.6% (December 31, 2012)
Excess Windstorm(2):	$92,400	$0	2011 Occupancy:	92.6% (December 31, 2011)
Master Assessment(3):	$11,787	$11,787	2010 Occupancy:	94.5% (December 31, 2010)

(1)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or property manager or (iii) if the borrower fails to maintain a DSCR of at least 1.15x for two consecutive calendar quarters.
(2)   The initial annual premium for the additional windstorm insurance policy was reserved at closing.
(3)   The Master Assessment reserve was established to cover the borrower’s portion of common area expenses due under the Declaration of Covenants, Conditions and Restrictions of the Township. Each month 1/12 of the annual dues will be deposited into the reserve and an additional amount was deposited at closing to cover the next payment due.
(4)   The property consists of 272 units of a 372-unit condominium complex of which the sponsors have a 73.1% interest in the condominium association.

Financial Information
Cut-off Date Balance / Units:	$80,882
Balloon Balance / Units:	$64,735
Cut-off Date LTV:	65.7%
Balloon LTV:	52.6%
Underwritten NOI DSCR:	1.43x
Underwritten NCF DSCR:	1.36x
Underwritten NOI Debt Yield:	8.4%
Underwritten NCF Debt Yield:	8.0%
Underwritten NOI Debt Yield at Balloon:	10.5%
Underwritten NCF Debt Yield at Balloon:	10.0%

TRANSACTION HIGHLIGHTS
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Asset Quality. Forest Pointe Apartments features units with condominium-quality finishes. Amenities include a pool, spa, fitness facility and complementary membership to the Township Master Association, a community of 5,300 households whereby residents have access to various amenities, including a 625-seat theater, ballroom, Olympic size pool and two-story club house.

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Location.  Coconut Creek has a population of approximately 107,000 with an average household income of $65,976 within a three-mile radius. The property is located proximate to two anchored shopping centers, a Wal-Mart Super Center and the Coconut Creek Casino. Additionally, the property has access to Florida Turnpike 91, a north-south highway that connects Miami, Fort Lauderdale, West Palm Beach and Orlando.

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Occupancy.  The property has averaged approximately 94.0% occupancy since 2010. As of 4Q2012, the property submarket had an occupancy rate of 97.5% and has maintained greater than 93.0% occupancy since 2007.

■	Sponsorship. Jeffrey Libert has over 30 years of real estate experience and currently owns over 3,000 apartments throughout Florida and New England, as well as several retail and office developments.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

28 Wells Avenue Yonkers, NY 10701	Collateral Asset Summary – Loan No. 19 iPark Hudson Building 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 69.5% 1.35x 9.0%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Joseph Cotter		Collateral:	Fee Simple
Borrower:	Hudson View Building #3, LLC		Location:	Yonkers, NY
Original Balance:	$21,000,000		Year Built / Renovated:	1900 / 2000
Cut-off Date Balance:	$21,000,000		Total Sq. Ft.:	150,138
% by Initial UPB:	1.5%		Property Management:	Pembroke Management, Inc.
Interest Rate:	4.4775%		Underwritten NOI(4):	$1,888,902
Payment Date:	6th of each month		Underwritten NCF:	$1,715,910
First Payment Date:	July 6, 2013		Appraised Value:	$30,200,000
Maturity Date:	June 6, 2023		Appraisal Date:	February 13, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(24), D(93), O(3)		Most Recent NOI:	$1,498,268 (T-12 January 31, 2013)
Lockbox / Cash Management(1):	Hard / Springing		2012 NOI:	$1,338,895 (December 31, 2012)
			2011 NOI:	$1,298,628 (December 31, 2011)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$80,000	$18,000	Current Occupancy(4):	94.0% (April 16, 2013)
Insurance:	$16,771	$3,354	2012 Occupancy:	73.1% (December 31, 2012)
Replacement:	$0	$1,877	2011 Occupancy:	76.5% (December 31, 2011)
TI/LC:	$0	$12,512
(1)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or property manager, (iii) if the borrower fails to maintain a DSCR of at least 1.20x for one calendar quarter, (iv) the occurrence of a City of Yonkers Cash Trap Period, or (v) the commencement of a ContraFect Cash Trap Period. “City of Yonkers and ContraFect Cash Trap Periods” will commence if, with respect to either tenant, (i) such tenant (a) “goes dark”, (b) does not renew its lease, (c) gives notice of its intent to vacate, or (ii) 12 months prior to the related lease expiration.
(2)   The borrower deposited $1,400,000 into a Property Performance Reserve, which can be released (i) within two years if, (x) the NCF DSCR is not less the 1.40x, and (y) the NCF debt yield is not less than 8.75%, or (ii), any date prior to the nine month anniversary of the loan closing date, so long as, among other things (x) occupancy is greater than or equal to 94.0% with all existing leases in full force and effect and all existing tenants paying full unabated rent and (y) the Contrafect lease is in full force and effect and Contrafect is in occupancy and paying full unabated rent.
(3)   The borrower deposited $689,273 into a reserve for outstanding tenant improvements owed to the largest tenant (ContraFect) at closing.
(4)   The increase in Underwritten NOI from T-12 January 31, 2013 is primarily a result of leasing activity which drove occupancy up from 73.1% to 94.0%. Three new leases, along with an expansion by ContraFect, were executed in 2013, which accounted for 25.6% of NRA.

Required Repairs Reserve:	$74,213	NAP
Property Performance Reserve(2):	$1,400,000	$0
ContraFect TI Reserve(3):	$689,273	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$140
Balloon Balance / Sq. Ft.:	$113
Cut-off Date LTV:	69.5%
Balloon LTV:	56.2%
Underwritten NOI DSCR:	1.48x
Underwritten NCF DSCR:	1.35x
Underwritten NOI Debt Yield:	9.0%
Underwritten NCF Debt Yield:	8.2%
Underwritten NOI Debt Yield at Balloon:	11.1%
Underwritten NCF Debt Yield at Balloon:	10.1%

TRANSACTION HIGHLIGHTS
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Location.  iPark Hudson Building 3 is located within downtown Yonkers, New York, which has received approximately $118.0 million from the City of Yonkers, along with private funds, for the redevelopment of the business park where the subject property is located.

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Leasing Activity. Since 2010, the borrower has leased 108,538 sq. ft., or 72.3% of the NRA to new tenants including ContraFect, the City of Yonkers and the NY State Senate. Additionally, Westhab, Skil-Care Corporation and Just Energy Inc. signed new leases in 2013.

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Local Experience.  The subject property is located within the iPark Hudson Business Park, which consists of eight newly renovated buildings, and is 93.5% leased. All eight buildings are owned by affiliates of the sponsor, Joseph Cotter, who manages over 2.0 million of sq. ft. and 1,000 residential units in the New York metro-area.

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Tenant Headquarters. iPark Hudson Building 3 is the headquarter location for the property’s three largest tenants including ContraFect, whose lease expires in 2027 (37,600 sq. ft.; 25.0% of the NRA), the City of Yonkers (29,600 sq. ft.; 19.7% of the NRA; rated NR/Baa1/BBB+ by Fitch/Moody’s/S&P), and Westhab (17,893 sq. ft.; 11.9% of the NRA).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3995 Alemany Boulevard San Francisco, CA 94132	Collateral Asset Summary – Loan No. 20 Oceanview Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,974,427 59.9% 1.73x 10.8%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Thomas J. Culligan III		Collateral:	Fee Simple
Borrower:	CE Enterprise Partners, LLC		Location:	San Francisco, CA
Original Balance:	$21,000,000		Year Built / Renovated:	2002 / NAP
Cut-off Date Balance:	$20,974,427		Total Sq. Ft.:	98,406
% by Initial UPB:	1.5%		Property Management:	Culligan Management Company Inc.
Interest Rate:	4.4035%		Underwritten NOI:	$2,262,532
Payment Date:	6th of each month		Underwritten NCF:	$2,178,887
First Payment Date:	June 6, 2013		Appraised Value:	$35,000,000
Maturity Date:	May 6, 2023		Appraisal Date:	December 16, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		Most Recent NOI:	$2,276,474 (T-12 March 31, 2013)
Lockbox / Cash Management(1):	Hard / Springing		2012 NOI:	$2,262,231 (December 31, 2012)
			2011 NOI:	$2,017,952 (December 31, 2011)
Reserves			2010 NOI:	$1,971,142 (December 31, 2010)
	Initial	Monthly
Taxes:	$123,333	$30,833	Historical Occupancy
Insurance:	$5,534	$1,886	Current Occupancy:	96.9% (March 25, 2013)
Replacement:	$0	$1,230	2012 Occupancy:	98.4% (December 31, 2012)
TI/LC(2):	$0	$5,740	2011 Occupancy:	93.6% (December 31, 2011)
Rollover Reserve(3):	$0	Springing	2010 Occupancy:	93.4% (December 31, 2010)

(1)   Cash management will be triggered upon (i) an event of default, (ii) any bankruptcy action of borrower, principal, guarantor or property manager, (iii) if the borrower fails to maintain a DSCR of at least 1.10x for two consecutive calendar quarters, (iv) an Albertson’s Cash Trap Event or (v) a Bally Cash Trap Event. An “Albertson’s Cash Trap Event” will commence upon, among other things, the earlier of (i) any bankruptcy action of Albertson’s or the guarantor of the Albertson’s lease, (ii) Albertson’s fails to operate on or after the date that is 18 months prior to its lease expiration or (iii) Albertson’s terminates or gives notice of its intent to terminate its lease. A “Bally Cash Trap Event” will commence upon, among other things, the earlier of (i) six months prior to the expiration date of the Bally lease, (ii) any bankruptcy action of Bally or the guarantor of the Bally lease, (iii) if Bally fails to continuously operate, (iv) if Bally terminates or gives notice of its intent to terminate its lease or (v) Bally subleases any portion of its space.
(2)   Monthly TI/LC reserves will be capped at $300,000 if the DSCR is equal to or greater than 1.25x at the end of the preceding calendar quarter and the property is at least 85% occupied.
(3)   The borrower will be required to deposit excess cash into a rollover reserve upon the occurrence of a Bally Cash Trap Event and/or an Albertson’s Cash Trap Event. Subject to certain conditions, the reserve will be capped at $537,840.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$213
Balloon Balance / Sq. Ft.:	$172
Cut-off Date LTV:	59.9%
Balloon LTV:	48.3%
Underwritten NOI DSCR:	1.79x
Underwritten NCF DSCR:	1.73x
Underwritten NOI Debt Yield:	10.8%
Underwritten NCF Debt Yield:	10.4%
Underwritten NOI Debt Yield at Balloon:	13.4%
Underwritten NCF Debt Yield at Balloon:	12.9%

TRANSACTION HIGHLIGHTS
■
Collateral Description. The collateral consists of the ground floor retail component of a larger six unit mixed-use condominium development. The other five condominium units (not collateral for the loan) are subdivided into 370 residential units located on three levels above the retail and residential parking.

■
Location.  The Oceanview Village property occupies an infill location within the Ingleside Heights neighborhood of San Francisco, with a population of 283,924 and an average household income of $91,277 within a three-mile radius.

■	Occupancy. The property has averaged 94% occupancy since 2004. As of 3Q2012, the property’s submarket had an occupancy rate of 98.4% and has maintained greater than 97.6% occupancy since 2007.
■
Long-Term Leases. The property is anchored by Oceanview Supermarket, which subleases its space from Albertson’s, whose lease extends to 2027, and Bally Total Fitness, whose lease extends to 2023. Additional tenants include Walgreens, (rated NR/Baa1/BBB by Fitch/Moody’s/S&P), JP Morgan Chase (rated A+/A2/A by Fitch/Moody’s/S&P) and Subway.

■	Experienced Sponsorship. The sponsor, Thomas J. Culligan III, has owned the Oceanview Village property since 2003, and has ownership interest in 26 Northern California commercial properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. Inc., Natixis Securities Americas LLC, CastleOak Securities, L.P. and RBS Securities Inc. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2013-CCRE8 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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